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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CUMMINS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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500 Jackson Street, Box 3005, Columbus, Indiana 47202-3005

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of the Shareholders of Cummins Inc. will be held at our Columbus Engine Plant located at 500 Central Avenue, Columbus, Indiana, on Tuesday, May 14, 2019, at 11:00 a.m. Eastern Daylight Saving Time, for the following purposes:

  1.
  to elect the twelve nominees named in the attached proxy statement as directors for the ensuing year;

  2.
  to consider an advisory vote on the compensation of our named executive officers;

  3.
  to ratify the appointment of PricewaterhouseCoopers LLP as our auditors for 2019;

  4.
  to approve the Cummins Inc. Employee Stock Purchase Plan, as amended;

  5.
  to consider a proposal from a shareholder regarding an independent chairman of the board; and

  6.
  to transact any other business that may properly come before the meeting or any adjournment thereof.

Only shareholders of our Common Stock of record at the close of business on March 12, 2019 are entitled to notice of and to vote at the meeting.

If you do not expect to be present in person at the meeting, you are urged to vote your shares by telephone, via the Internet, or by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.

You may revoke your proxy card at any time before the meeting. Except with respect to shares attributable to accounts held in the Cummins Retirement and Savings Plans, any shareholders entitled to vote at the annual meeting who attend the meeting will be entitled to cast their votes in person.

MARK J. SIFFERLEN,

Secretary

April 1, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019

ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2019: the Annual Report and Proxy Statement are
available at www.proxyvote.com

CUMMINS ANNUAL SHAREHOLDERS MEETING May 14, 2019—11:00 A.M. (Eastern Daylight Saving Time)	Back Cover

PROXY STATEMENT FOR 2019 ANNUAL SHAREHOLDERS MEETING

We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at our 2019 Annual Meeting of Shareholders to be held on Tuesday, May 14, 2019, and at any adjournment thereof, which we refer to as our "Annual Meeting." This proxy statement, together with the enclosed proxy card, is first being made available to our shareholders on or about April 1, 2019.

Holders of our Common Stock of record at the close of business on March 12, 2019 are entitled to vote at the Annual Meeting. On that date there were issued and outstanding 157,479,717 shares of Common Stock, each of which is entitled to one vote on each matter submitted to a shareholder vote at the Annual Meeting.

Each share of Common Stock represented by a properly executed and delivered proxy card will be voted at the Annual Meeting in accordance with the instructions indicated on that proxy card, unless such proxy card has been previously revoked. If no instructions are indicated on a signed proxy card, the shares represented by such proxy card will be voted as recommended by our Board.

A shareholder may revoke his or her proxy card at any time before the Annual Meeting by delivering to our Secretary written notice of such revocation. This notice must include the number of shares for which the proxy card had been given and the name of the shareholder of such shares as it appears on the stock certificate(s), or in book entry form on the records of our stock transfer agent and registrar, EQ Shareowner Services, evidencing ownership of such shares. In addition, except with respect to shares attributable to accounts held in the Cummins Retirement and Savings Plans (the "Cummins RSPs"), any shareholder who has executed a proxy card but is present at the Annual Meeting will be entitled to cast his or her vote in person instead of by proxy card, thereby canceling the previously executed proxy card.

Participants in the Cummins RSP who hold shares of Common Stock in their account and provide voting instructions to the trustee with respect to such shares will have their shares voted by the trustee as instructed. Such participants will be considered named fiduciaries with respect to the shares allocated to their accounts solely for purposes of this proxy solicitation. If no voting instructions are provided, shares held in the accounts will be voted in the same manner and proportion as shares with respect to which valid voting instructions were received. Any instructions received by the trustee from participants regarding their vote shall be confidential. Cummins RSP participants may attend the Annual Meeting but cannot vote the shares in their Cummins RSP accounts in person at the Annual Meeting.

IMPORTANT: If you hold your shares in a brokerage account, you should be aware that, due to New York Stock Exchange, or NYSE, rules, if you do not affirmatively instruct your broker how to vote within 10 days prior to our Annual Meeting, your broker will not be permitted to vote your shares (i) for the election of directors; (ii) on the advisory vote on the compensation of our named executive officers; (iii) on the approval of the Cummins Inc. Employee Stock Purchase Plan, as amended, or (iv) on the shareholder proposal regarding an independent chairman of the board. Therefore, you must affirmatively take action to vote your shares at our Annual Meeting. If you do not affirmatively vote your shares, your shares will not be voted (i) for the election of directors, (ii) on the advisory vote on the compensation of our named executive officers, (iii) on the approval of the Cummins Inc. Employee Stock Purchase Plan, as amended, or (iv) on the shareholder proposal regarding an independent chairman of the board.

Cummins Inc.   |  2019  PROXY STATEMENT        1

CORPORATE GOVERNANCE

We long have believed that good corporate governance is important in ensuring that we are managed for the long-term benefit of our shareholders. We continuously review our Board's structure, policies and practices and compare them to those suggested by various authorities in corporate governance and to the practices of other comparable public companies. Our corporate governance principles, charters for each of our Board's Audit, Compensation and Governance and Nominating Committees, our code of business conduct and our by-laws, along with certain other corporate governance documents, are available on our website, www.cummins.com, and are otherwise available in print to any shareholder who requests them from our Secretary.

Corporate Governance Highlights

Director Independence	• 10 of 12 director nominees are independent
• 5 fully independent Board Committees: Audit; Compensation; Governance & Nominating; Finance; and Safety, Environment & Technology

Board Accountability	• All directors are elected annually via majority voting standard
• Shareholder right to call special meetings (10% of voting power threshold)
• Proxy access for director nominees available to a shareholder, or group of up to 20 shareholders, holding a total of at least 3% of our common stock for at least 3 years
• Adoption in 2017 of a right of shareholders to unilaterally amend the by-laws

Board Leadership	• Annual assessment and determination of Board leadership structure
• Annual election of independent Lead Director whenever Chairman/CEO roles are combined or when the Chairman is not independent
• Lead Director has strong role and significant governance duties, including chair of Governance & Nominating Committee and of all executive sessions of independent directors

Shareholder Engagement

•

Our CEO and at least one independent board member routinely meet with top shareholders for conversations focused on our Board's skill set and refreshment and its oversight of a variety of topics including company strategy, growth, risk management, governance and ESG issues

Board Evaluation and Effectiveness	• Annual Board and Committee self-assessments • Annual two-way feedback and evaluation sessions by Chairman with each director • Annual independent director evaluation of Chairman and CEO

Board Risk Oversight	• The Board and its Committees exercise robust oversight of the Company's enterprise risk management program with dedicated time at every regular Board meeting

Board Refreshment and Diversity

•

4 new directors added to Board in last 4 years; 9 new directors since 2008

•

Board members represent diverse perspectives, including 3 female directors, 1 African-American director and 2 directors from Latin America

• Goal of rotating committee assignments every 3 to 5 years
• Mandatory director retirement age

Director Engagement	• All of the directors attended 75% or more of the aggregate number of meetings of our Board and the committees on which they served during 2018
• Limits on director/CEO membership on other public company boards

•

Our directors routinely visit company locations without our CEO present to interact directly with managers and employees; in 2018, individual directors visited 7 different locations in China, India and the United States

Clawback and Anti-Hedging Policies

•

Clawback policy permits us to recoup certain compensation payments in the event any of our financial statements are required to be materially restated resulting from the fraudulent actions of any officer

• Directors and officers prohibited from engaging in any pledging, short sales or hedging investments involving our common stock

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Additional Governance Features

Director Selection and Board Refreshment

It is a top priority of our Board and our Governance and Nominating Committee that our directors have the skills, background and values to effectively represent the long-term interests of our shareholders and other stakeholders. Throughout the year, our Board reviews a matrix of the qualifications, skills and experience that we believe our Board needs to have and discusses whether there are any gaps that need to be filled that will improve our Board's performance. We assess potential new director candidates in light of the matrix and whether they possess qualifications, skills and experience needed by our Board. When we identify potential new director candidates, we review extensive background information compiled by our professional search firm, evaluate their references, consider their prior board experience and conduct in-person interviews.

We also believe that new perspectives and ideas are essential for an innovative and strategic board. The average tenure of our directors is approximately 10 years. Since 2008, we have added nine new directors to our Board, including the two new directors we added in 2017. In addition, the Governance Committee routinely reviews the Board's committee assignments with a goal of rotating membership on committees every three to five years. The committee assignments were most recently rotated in May 2017. Our Board will continue to review and refresh the skills, qualifications and experiences that our Board needs to have to serve the long-term interests of our shareholders. In February 2019, our Board voted to increase our mandatory retirement age from 72 to 74. We did this after benchmarking other public companies, reviewing current trends and analyzing the impact upcoming retirements would have on our Board's expertise, diversity and leadership. We believe this increase in retirement age will allow us to better balance our focus on refreshment with our commitment to ensuring experience, stability and performance to best serve our shareholders.

As required by our corporate governance principles, our Governance and Nominating Committee must recommend director nominees such that our Board is comprised of a substantial majority of independent directors and possesses a variety of experience and backgrounds, including those who have substantial experience in the business community, those who have substantial experience outside the business community (such as public, academic or scientific experience), and those who will represent our stakeholders as a whole rather than special interest groups or individual constituencies.

Each candidate must have sufficient time available to devote to our affairs and be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of his or her responsibilities, including being able to represent the best long-term interests of all of our shareholders and other stakeholders. Each candidate also should possess substantial and significant experience that would be of particular importance to us in the performance of his or her duties as a director. The Committee does not intend to alter the manner in which it evaluates candidates, including the foregoing criteria, based on whether or not the candidate was recommended by a shareholder.

Importance of Diversity

One of our core values is diversity and inclusion. In evaluating candidates for our Board, our Governance and Nominating Committee considers only potential directors who share this value, as well as our other core values of integrity, caring, excellence and teamwork. As reflected in our corporate governance principles, we are committed to equal employment opportunity in assembling our Board. We believe that directors with different backgrounds and experiences makes our boardroom and our company stronger. As our Committee considers possible directors, it seeks out candidates who represent the diverse perspectives of all people. We believe our Board has been effective in assembling a highly qualified, diverse group of directors. We currently have three female directors, one African- American director and two directors from Latin America. We will continue to identify opportunities to enhance our Board diversity as we consider future candidates.

Shareholder Outreach

We believe that meaningful corporate governance should include regular conversations between our directors and our shareholders. In 2018, our CEO and at least one independent board member met with shareholders for conversations focused on our Board's skill set and refreshment and its oversight of a variety of topics, including company strategy, growth, risk management, governance and Environmental, Social and Governance, or ESG, issues. In addition, our Corporate Secretary held discussions with several top investors to capture their input on governance matters and practices. In total, we met with

Cummins Inc.   |  2019  PROXY STATEMENT        3

shareholders that hold approximately 25% of our outstanding shares in 2018. We capture the feedback from these sessions and present it to the full Board for its consideration.

Succession Planning

CEO and leadership succession planning is one of our Board's most important responsibilities. Several times a year, our full Board discusses succession planning for our CEO and other critical leaders of the Company. At least once a year, our Board dedicates itself to examining the succession plans for our complete leadership team.

Sustainability and Corporate Responsibility

With the support and oversight of our Board, we continue to focus on sustainability and corporate responsibility. Below is a brief summary of our achievements over the past 12 months:

■
Named to the Dow Jones' Sustainability Index for North America for 13 consecutive years, DiversityInc's top 50 Companies for Diversity for 12 consecutive years and Ethisphere's list of the world's most ethical companies for 12 consecutive years.

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Partnered with customers to meet our 2020 goal of a 3.5 million metric ton annual run rate reduction of carbon dioxide from Cummins' products in use.

■
Reduced direct water use across Cummins by 47 percent, adjusted by hours worked, compared to the company's baseline year of 2010. Cummins' 2020 goal is a 50 percent intensity reduction.

■
Introduced Cummins Powers Women, a multi-million-dollar investment designed to create large scale impacts in the lives of women and girls globally. The program partners with a network of global nonprofit organizations around the world that have proven women's achievement programs in place.

■
Rolled out our new Human Rights Policy focused on ensuring there is no compulsory labor, including child labor in our company and our supply chain.

For more information on our sustainability program, please go to https://www.cummins.com/company/global-impact/sustainability.

Independence

Ten of our twelve directors qualify as independent directors within the meaning of the rules adopted by the Securities and Exchange Commission, or SEC, and the corporate governance standards for companies listed on the NYSE. Pursuant to the requirements of the NYSE, our Board has adopted independence standards that meet or exceed the independence standards of the NYSE, including categorical standards to assist the Governance and Nominating Committee and our Board in evaluating the independence of each director. The categorical standards are included in our corporate governance principles, which are available on our website at www.cummins.com. A copy also may be obtained upon written request.

Following a discussion and applying the standards referenced above, the Governance and Nominating Committee of our Board determined that all directors standing for election, except N. Thomas Linebarger, our Chief Executive Officer, and Richard J. Freeland, our Chief Operating Officer, qualified as independent. Based on the recommendation of the Committee, our full Board approved this conclusion.

Leadership Structure

Our corporate governance principles describe in detail how our Board must conduct its oversight responsibilities in representing and protecting our company's stakeholders. As stated in the principles, our Board has the freedom to decide whom our Chairman and Chief Executive Officer should be based solely on what it believes is in the best interests of our company and its shareholders. Currently, our Board believes it is in the best interests of our company for the roles of our Chairman and Chief Executive Officer to be combined and to appoint a Lead Director from among our independent directors.

4        Cummins Inc.   |  2019  PROXY STATEMENT

Our Board believes that this leadership structure currently assists our Board in creating a unified vision for our company, streamlines accountability for our performance and facilitates our Board's efficient and effective functioning.

Our Board evaluates its policy on whether the roles of our Chairman and Chief Executive Officer should be combined on an annual basis. In doing so, our Board considers the skills, experiences and qualifications of our then-serving directors (including any newly elected directors), the evolving needs of our company, how well our leadership structure is functioning, and the views of our shareholders.

Based on its review of our leadership structure in 2018, our Board continues to believe that Mr. Linebarger, our Chief Executive Officer, is the person best qualified to serve as our Chairman given his history in executive positions with our company and his skills and experience in the industries in which we operate. Alexis M. Herman is our Lead Director. Ms. Herman was selected for this position because of her service on our Board since 2001, her experience as the U.S. Secretary of Labor and her other experiences in leadership positions in the private and public sectors. Ms. Herman is actively involved in setting and approving the Board's agendas and focus. She works to create a collaborative atmosphere that leverages the strengths of our diverse Board and encourages directors to actively question management when necessary and seeks to ensure that our Board is receiving the information necessary to complete its duties. Ms. Herman meets with other directors and members of senior management outside of the regularly scheduled Board meetings to seek to ensure that our Board is functioning effectively and identifying areas of potential improvement.

Our Lead Director's responsibilities include:

■
Serving as Chairman of the Governance and Nominating Committee;

■
Conferring with the Chairman on, and approving, Board meeting agendas and meeting schedules to assure there is sufficient time for discussion of all agenda items;

■
Calling and presiding over all meetings of the Board at which the Chairman is not present, including executive sessions of independent directors and communicating feedback on executive sessions to the Chairman;

■
Leading the annual performance reviews of the Chief Executive Officer and the Board;

■
Ensuring that there is open communication between our independent directors and the Chairman and other management members;

■
Being available, when deemed appropriate by the Board, for consultation and direct communication with shareholders;

■
Reviewing, at his or her discretion, information to be sent to the Board; and

■
Conferring with the Chairman on other issues of corporate importance, as appropriate.

Risk Oversight

Our Board and its committees are involved on an ongoing basis in the oversight of our material enterprise-related risks. The Company has a mature enterprise risk management program that identifies, categorizes and analyzes the relative severity and likelihood of the various different types of material enterprise-related risks to which we are or may be subject. The Company has an executive risk council, comprised of the Chief Operating Officer, Chief Financial Officer, General Counsel and Chief Administrative Officer that meets quarterly with our leader of enterprise risk management to review and update our material enterprise-related risks and their mitigation plans. We assign ownership of our most significant enterprise risks to a member of our Leadership Team. Depending upon the type of the material identified enterprise risks, our Board, Audit Committee, Finance Committee, Compensation Committee, Governance and Nominating Committee and/or Safety, Environment and Technology Committee then receive periodic reports and information directly from our senior leaders who have functional responsibility for the management of such risks. For example, our Audit Committee receives regular updates on our cyber security enterprise risk while the Safety, Environment and Technology Committee focuses on product cyber security risks. Our Board and/or its respective appropriate committee then reviews such information, proposed mitigation strategies and plans, and monitors our progress on mitigating such risks. Our Board's and its committees' roles in the oversight process of our identified material risks have not impacted our Board's leadership structure.

Cummins Inc.   |  2019  PROXY STATEMENT        5

Board of Directors and Committees

Our Board held eight meetings during 2018. All of the directors attended 75% or more of the aggregate number of meetings of our Board and the committees on which they served that were held during the periods in which they served. The non-employee members of our Board also met in executive session without management present as part of each regular meeting. Alexis M. Herman, our Lead Director, presided over these sessions.

Under our corporate governance principles, our Board has established six standing committees, with five of the committees consisting entirely of independent directors. Certain of the principal functions performed by these committees and the members of our Board currently serving on these committees are as follows:

Audit Committee

The current members of our Audit Committee are Robert J. Bernhard, Stephen B. Dobbs, Robert K. Herdman (Chairman), William I. Miller, Georgia R. Nelson and Karen H. Quintos. All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards, including those specifically applicable to audit committee members. The Audit Committee met nine times during 2018. Our Board has determined that Mr. Herdman is an "audit committee financial expert" for purposes of the SEC's rules. The Audit Committee reviews our accounting principles and procedures. The Audit Committee also reviews the scope, timing and fees for our annual external audit, the planning and resources for internal audit activities, and the results of audit examinations performed by our internal auditors and independent public accountants, including any recommendations to further improve our system of accounting and internal controls. It also monitors the independence and performance of our external and internal auditors.

Compensation Committee

The current members of our Compensation Committee are Robert K. Herdman, Thomas J. Lynch, William I. Miller and Georgia R. Nelson (Chairman). All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards, including those specifically applicable to compensation committee members. The Compensation Committee met six times during 2018. The Compensation Committee administers and determines eligibility for, and makes awards under, our incentive plans. The Committee also reviews and evaluates our executive compensation standards and practices, including salaries, bonus distributions, deferred compensation practices and participation in stock purchase plans. It annually establishes and approves the compensation of our Chief Executive Officer following a review of his performance, including input from all of the other independent directors.

For 2018, the Compensation Committee engaged Farient Advisors LLC, or Farient, as its independent compensation consultant to provide input and advice to the Committee. Farient was engaged to provide analysis and recommendations on the compensation of our officers, including our Chief Executive Officer and our other Named Executive Officers and on compensation strategy issues; assess our peer group used for comparing performance and pay; benchmark our total compensation levels and mix (by pay component), plan design and policies; test the alignment between performance and pay; benchmark our equity levels; monitor the impact and success of any program changes; provide regular updates on changes impacting compensation and guidance on how to respond; assess any management proposals on the foregoing issues; review our compensation-related disclosures; assist with our annual compensation risk assessment; annually assess and provide advice regarding the views of proxy advisory services and major institutional shareholders on our executive compensation practices; provide analysis and advice relating to say on pay votes; and assist in setting the compensation of our Board.

Other than the services described above, Farient does not provide any other services to our company. Farient's role in establishing the compensation of our Named Executive Officers, to the extent material, is addressed under "Executive Compensation—Compensation Discussion and Analysis."

Our Compensation Committee maintains a formal process to ensure the independence of any executive compensation advisor engaged by the Committee, including consideration of all factors relevant to the advisor's independence from management. The factors considered by the Committee include:

■
The provision of other services to us by the firm that employs the compensation advisor;

■
The amount of fees received from us by the firm that employs the compensation advisor as a percentage of the total revenue of the firm;

6        Cummins Inc.   |  2019  PROXY STATEMENT

■
The policies and procedures of the firm that employs the compensation advisor that are designed to prevent conflicts of interest;

■
Any business or personal relationship of the compensation advisor with any member of our Compensation Committee;

■
Any business or personal relationship of the compensation advisor or the firm employing the advisor with any of our executive officers; and

■
Any stock in our company owned by the compensation advisor or the advisor's immediate family members.

The Compensation Committee assessed the independence of Farient in light of the foregoing factors and concluded that Farient is an independent compensation advisor and that its work for the Committee did not raise any conflict of interest.

The Committee also:

■
Has final authority to hire or terminate any consultant;

■
May seek additional opinions from other consultants at any time;

■
Reviews and approves annually the consultant's scope of work, both for duties provided to the Committee and for duties provided to management;

■
Approves annually the consultant's fee structure for services rendered, and the Chairman of the Committee reviews and approves actual fees incurred quarterly;

■
Reviews annually structural safeguards to assure the independence of the consultant;

■
Conducts an annual formal review of the consultant's performance; and

■
Is responsible for determining whether, and under what circumstances, the consultant participates in Committee meetings and executive sessions.

Executive Committee

The members of our Executive Committee are N. Thomas Linebarger (Chairman), William I. Miller and Alexis M. Herman. Our Executive Committee is authorized to exercise the powers of our Board in the management and direction of our business and affairs during the intervals between meetings of our Board. It also acts upon matters specifically delegated to it by our Board. Our Executive Committee did not meet during 2018.

Finance Committee

The members of our Finance Committee are Franklin R. Chang Diaz, Bruno V. Di Leo, Alexis M. Herman and Thomas J. Lynch (Chairman). Our Finance Committee is authorized to review and advise our management and our Board on our financial strategy pertaining to capital structure, creditworthiness, dividend policy, share repurchase policy, and financing requirements. Our Finance Committee met three times during 2018.

Governance and Nominating Committee

The members of our Governance and Nominating Committee are Robert J. Bernhard, Franklin R. Chang Diaz, Bruno V. Di Leo, Stephen B. Dobbs, Robert K. Herdman, Alexis M. Herman (Chairman), Thomas J. Lynch, William I. Miller, Georgia R. Nelson and Karen H. Quintos. All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards. The Governance and Nominating Committee met five times during 2018. The Governance and Nominating Committee reviews and makes recommendations to our Board with respect to its membership, size, composition, procedures and organization. The Committee uses its network of contacts to identify potential director candidates, and it engaged a professional search firm to identify potential director candidates based on criteria selected by the Committee, interview identified candidates and conduct background checks. This Committee will also consider properly and timely submitted shareholder recommendations of nominees for election to our Board. Shareholder director candidate recommendations, including biographical information as to the proposed candidate and a statement from the shareholder as to the qualifications and willingness of such person to serve on our Board, along with the required disclosures set forth in our by-laws, must be properly and timely submitted in writing to our Secretary, as further described under "Shareholder Nominations" below.

Cummins Inc.   |  2019  PROXY STATEMENT        7

Safety, Environment and Technology Committee

The members of our Safety, Environment and Technology Committee are Robert J. Bernhard, Franklin R. Chang Diaz, Bruno V. Di Leo, Stephen B. Dobbs (Chairman), Alexis M. Herman and Karen H. Quintos. This Committee is authorized to assist our Board in its oversight of safety policies, review environmental and technological strategies, compliance programs and major projects and review public policy developments, strategies and positions taken by us with respect to safety, environmental and technological matters that significantly impact us or our products. It met five times in 2018.

Shareholder Nominations

Any shareholder entitled to vote for the election of directors at a meeting may nominate a person or persons for election as directors only if written notice of such shareholder's intent to make such nominations is given, either by personal delivery or by mail, postage prepaid, to the Secretary of our company not later than 160 days in advance of the originally scheduled date of such meeting (provided, however, that if the originally scheduled date of such meeting is earlier than the anniversary of the date of the previous year's annual meeting, such written notice may be so given and received not later than the close of business on the 10th day following the date of the first public disclosure, which may include any public filing by us with the SEC, of the originally scheduled date of such meeting).

Each notice required by our by-laws must be signed manually or by facsimile by the shareholder of record and must set forth the information required by our by-laws, including (i) the name and address, as they appear on our books, of the shareholder who intends to make the nomination and of any beneficial owner or owners on whose behalf the nomination is made; (ii) a representation that the shareholder is a holder of record of shares of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) certain other information regarding the shareholder and its interests in our company; (iv) the name, age, business address and residential address of each nominee proposed in such notice; (v) the principal occupation or employment of each such nominee; (vi) the number of shares of our capital stock that are owned of record or beneficially by each such nominee; (vii) with respect to each nominee for election or reelection to our Board, a completed and signed questionnaire, representation and agreement described in our by-laws; (viii) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by our Board; (ix) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, including all arrangements or understandings pursuant to which the nominations are being made, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other person or persons (naming such person or persons), on the other hand; and (x) the written consent of each nominee to serve as a director if so elected.

The deadline for receiving any written notice of a shareholder's intent to make a nomination with respect to the Annual Meeting was the close of business on December 5, 2018, which was 160 days in advance of the Annual Meeting (which is typically held on the second Tuesday of each May). We received no such qualifying nominations before this deadline with respect to the Annual Meeting.

Communication with the Board of Directors

Shareholders and other interested parties may communicate with our Board, including our Lead Director and other non-management directors, by sending written communication to the directors c/o our Secretary, 301 East Market Street, Indianapolis, Indiana 46204. All such communications will be reviewed by the Secretary or his designee to determine which communications are appropriate to be forwarded to the directors. All communications will be forwarded except those that are related to our products and services, are solicitations or otherwise relate to improper or irrelevant topics as determined in the sole discretion of the Secretary or his designee.

Our Secretary maintains and provides copies of all such communications received and determined appropriate to be forwarded to the Governance and Nominating Committee in advance of each of its meetings and reports to the Committee on the number and nature of communications that were not determined appropriate to be forwarded.

We require all of our director nominees standing for election at an annual meeting of shareholders to attend such meeting. All director nominees standing for election at our 2018 Annual Meeting of Shareholders were present in person. We currently expect all director nominees to be present in person at the Annual Meeting.

8        Cummins Inc.   |  2019  PROXY STATEMENT

ELECTION OF DIRECTORS

(ITEMS 1 THROUGH 12 ON THE PROXY CARD)

General

All twelve of our directors are nominated for reelection at the Annual Meeting to hold office until our 2020 annual meeting of shareholders and until their successors are elected and qualified. Any submitted proxy will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on his or her proxy. All nominees have been previously elected to our Board by our shareholders and have served continuously since the date indicated below.

Majority Vote Required for Director Elections

To be elected, each director nominee must receive a majority of the votes cast by shareholders at the Annual Meeting. Receipt by a nominee of the majority of votes cast means that the number of shares voted "for" exceeds the number of votes "against" that nominee. Abstentions and broker non-votes are not counted as a vote either "for" or "against" a nominee. Our by-laws provide that the term of any incumbent director who receives more "against" votes than "for" votes in an uncontested election will automatically terminate at the shareholder meeting at which the votes were cast. In the case of a contested election, directors will be elected by a plurality of the votes represented in person or by proxy and entitled to vote in the election.

Our Board expects that each of the nominees will be able to serve as a director if elected at the Annual Meeting, but if any of them is unable to serve at the time the election occurs, proxies received that have been voted either for such nominee or for all nominees or which contain no voting instructions will be voted for the election of another nominee to be designated by our Board, unless our Board decides to reduce the number of our directors.

Cummins Inc.   |  2019  PROXY STATEMENT        9

Nominees for Board of Directors

The names of the nominees for directors, together with biographical sketches, including their business experience during the past five years, directorships of other public corporations and their qualifications to serve on our Board are set forth below. Our nominees are listed below, beginning with our Chairman and Chief Executive Officer and our President and Chief Operating Officer, then followed by our independent directors in alphabetical order.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES SET FORTH BELOW.

Director Since: 2009 Age: 56 Board Committees: Executive	N. THOMAS LINEBARGER—Chairman and Chief Executive Officer, Cummins Inc.

Mr. Linebarger became the Chairman of the Board and Chief Executive Officer of our company on January 1, 2012. Mr. Linebarger was our President and Chief Operating Officer from 2008-2011 after serving as Executive Vice President and President, Power Generation Business from 2003 to 2008 and as Vice President, Chief Financial Officer from 2000 to 2003. From 1998 to 2000, he was our Vice President, Supply Chain Management, after holding various other positions with us. Mr. Linebarger received a B.S. from Stanford University and a B.A. from Claremont McKenna College in 1986 and M.S. and M.B.A. degrees from Stanford in 1993. He has been a director of Harley-Davidson, Inc. since 2008.

Summary of Qualifications and Experience:

■

Automotive & transportation experience

■

Financial expertise

■

International experience

■

Manufacturing background

■

Sales and marketing background

■

Technology background

Key Contributions to the Board:

■

Provides strategic leadership for the board with decades of experience with our global business

■

Seeks to ensure directors are informed of significant issues impacting our company and receive necessary information

■

Works collaboratively with our Lead Director to set agendas for Board meetings and assess the engagement and effectiveness of our Board, its committees, and individual directors

■

Ensures that there are strong succession plans in place for the CEO and other key leaders

10        Cummins Inc.   |  2019  PROXY STATEMENT

Director Since: 2017 Age: 61 Board Committees: None	RICHARD J. FREELAND—President and Chief Operating Officer, Cummins Inc.

Mr. Freeland has been the President and Chief Operating Officer of Cummins Inc. since July 2014 and became a director of the company in 2017. Mr. Freeland served as Vice President and President of the Engine Business from 2010 to 2014 after serving as President of the Components Group from 2008 to 2010 and as President of Worldwide Distribution Business from 2005 to 2008. From 2004 to 2005, he was our Vice President and General Manager of PowerCare and North American Distribution after holding various other positions since joining the company in 1979. Mr. Freeland received a B.S. from Purdue University in 1979 and an M.B.A. degree from Indiana University in 1987. He has been a director of Valvoline Inc. since 2016.

Summary of Qualifications and Experience:

■

Automotive & transportation experience

■

International experience

■

Manufacturing background

■

Sales and marketing background

■

Technology background

Key Contributions to the Board:

■

Extensive knowledge of business operations through various leadership roles within our company

■

Offers insight regarding manufacturing and technology issues

■

Adds perspective gained through experience in automotive and transportation fields

■

Keeps directors apprised of current business and market trends

Cummins Inc.   |  2019  PROXY STATEMENT        11

Director Since: 2008 Age: 66 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	ROBERT J. BERNHARD—Vice President for Research and Professor in the Department of Aerospace and Mechanical Engineering, University of Notre Dame

Mr. Bernhard joined the University of Notre Dame in 2007 and prior to that was Associate Vice President for Research at Purdue University since 2004. He also held Assistant, Associate and full Professor positions at Purdue University. He was Director of the Ray W. Herrick Laboratories at Purdue's School of Mechanical Engineering from 1994 to 2005. Mr. Bernhard is also a Professional Engineer and earned a B.S.M.E. and Ph.D., E.M. from Iowa State University in 1973 and 1982, and an M.S.M.E. from the University of Maryland in 1976. He was the Secretary General of the International Institute of Noise Control Engineering (I-INCE) from 2000 to 2015, and is a Fellow of the International Institute of Noise Control Engineering, The Acoustical Society of America and the American Society of Mechanical Engineering.

Summary of Qualifications and Experience:

■

Academic leader

■

Automotive and transportation experience

■

Manufacturing background

■

Technology background

Key Contributions to the Board:

■

Leverages technical background to offer valuable insight

■

Pushes for improvement in safety and technology planning

■

Mentors our technical leaders

12        Cummins Inc.   |  2019  PROXY STATEMENT

Director Since: 2009 Age: 68 Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology	DR. FRANKLIN R. CHANG DIAZ—Founder, Chairman and Chief Executive Officer, Ad Astra Rocket Company

Dr. Chang Diaz is Chairman and Chief Executive Officer of Ad Astra Rocket Company, a U.S. spaceflight engineering company based in Houston, Texas and dedicated to the development of advanced in-space electric propulsion technology. Ad Astra also develops space-derived Earth applications in clean renewable energy and electric transportation. Dr. Chang Diaz founded Ad Astra in 2005 following his retirement from NASA after a 25-year career during which he flew seven space missions and logged over 1,600 hours in space. In 1994, Dr. Chang Diaz founded and directed NASA's Advanced Space Propulsion Laboratory at the Johnson Space Center where he managed a multicenter research team developing new plasma rocket technology. Dr. Chang Diaz is a dual citizen of Costa Rica and the United States. As part of his involvement in Costa Rica's development, Dr. Chang Diaz currently leads the implementation of the "Strategy for the XXI Century," a plan to transform Costa Rica into a fully developed nation by the year 2050. Dr. Chang Diaz received the Liberty Medal in 1986 from President Ronald Reagan and is a four-time recipient of NASA's Distinguished Service Medal, the agency's highest honor. Dr. Chang Diaz also serves as an Adjunct Professor of Physics at Rice University and the University of Houston.

Summary of Qualifications and Experience:

■

International experience

■

Manufacturing background

■

Technology background

Key Contributions to the Board:

■

Brings an expansive view of technology matters

■

Pushes our Board to think long-term in technology planning

■

Well-versed in international business issues

■

Strong engagement in the development of our Latin America business

Cummins Inc.   |  2019  PROXY STATEMENT        13

Director Since: 2015 Age: 62 Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology	BRUNO V. DI LEO ALLEN—Managing Director, Bearing-North LLC

Mr. Di Leo became the Managing Director of Bearing-North LLC, an independent advisory firm focused on business expansion and senior executive counseling in strategy and operations, in 2018. Prior to this role, Mr. Di Leo served as Senior Vice President of International Business Machines Corporation, or IBM, a globally integrated technology and consulting company, since January 2018 until his retirement in June 2018. He had previously served as Senior Vice President, Global Markets, for IBM since 2012. In that position, he was accountable for revenue, profit, and client satisfaction in Japan, Asia Pacific, Latin America, Greater China and the Middle East and Africa. He also oversaw IBM's Enterprise and Commercial client segments globally. From 2008 to 2011, he was General Manager for IBM's Growth Markets Unit based in Shanghai. Mr. Di Leo has more than 40 years of business leadership experience in multinational environments, having lived and held executive positions on four continents.

Mr. Di Leo is a member of the international advisory board of Instituto de Estudios Superiores de la Empresa (IESE Business School) as well as a member of the Deming Center Advisory Board of Columbia Business School. He holds a business administration degree from Ricardo Palma University and a postgraduate degree from Escuela Superior de Administracion de Negations, both in his native Peru. He is fluent in Spanish, Portuguese, English and Italian.
Summary of Qualifications and Experience:

■

International experience

■

IT experience

■

Sales and marketing background

■

Technology background

Key Contributions to the Board:

■

Brings perspective on international business issues having lived and held executive positions on four continents

■

Offers insight regarding technology and sales and marketing issues

■

Works to ensure customer-focused approach in addressing product and service-related issues

14        Cummins Inc.   |  2019  PROXY STATEMENT

Director Since: 2010 Age: 62 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	STEPHEN B. DOBBS

Mr. Dobbs is a former executive of Fluor Corporation, a publicly traded professional services firm providing engineering, procurement, construction, fabrication and modularization, commissioning and maintenance, as well as project management services on a global basis. Mr. Dobbs served as Senior Group President over Fluor's Industrial and Infrastructure Group until his retirement in 2014. In that role, Mr. Dobbs was responsible for a wide diversity of the markets served by Fluor, including infrastructure, telecommunications, mining, operations and maintenance, transportation, life sciences, heavy manufacturing, advanced technology, microelectronics, commercial, institutional, health care, water, and alternative power. Mr. Dobbs served Fluor in numerous U.S. and international locations including Southern Africa, Europe, and China. He is an industry recognized expert in project finance in Europe and the United States, particularly public private partnerships and private finance initiatives. Since 2015, Mr. Dobbs has been a member of the Board of Directors of Lendlease Corporation Limited, an international property and infrastructure group that is publicly traded in Australia.

Mr. Dobbs earned his doctorate in engineering from Texas A&M University and holds two undergraduate degrees in nuclear engineering, also from Texas A&M. Until his retirement from Fluor, he served on the World Economic Forum's Global Agenda Council on Geopolitical Risk as well as the Governor's Business Council for the State of Texas. He also served as a director of the U.S. China Business Council.
Summary of Qualifications and Experience:

■

Automotive and transportation experience

■

Financial expertise

■

International experience

■

Manufacturing background

■

Technology background

Key Contributions to the Board:

■

Chair of Safety, Environment and Technology Committee

■

Leverages technical background to provide insight regarding technology matters

■

Possesses emerging market/international experience from his Fluor career

■

Adds perspective gained from leading business operations in U.S., Southern Africa, Europe and China

■

Experience in project finance

Cummins Inc.   |  2019  PROXY STATEMENT        15

Director Since: 2008 Age: 70 Board Committees: Audit; Compensation; Governance and Nominating	ROBERT K. HERDMAN—Managing Director, Kalorama Partners LLC

Mr. Herdman has been Managing Director of Kalorama Partners LLC, a Washington, D.C. consulting firm specializing in providing advice regarding corporate governance, risk assessment, crisis management and related matters since 2004. He was the Chief Accountant of the SEC from October 2001 to November 2002 prior to joining Kalorama. Prior to joining the SEC, he was Ernst & Young's Vice Chairman of Professional Practice for its Assurance and Advisory Business Services (AABS) practice in the Americas and the Global Director of AABS Professional Practice for Ernst & Young International. He was the senior Ernst & Young partner responsible for the firm's relationships with the SEC, FASB and AICPA. Since 2011, he has been a member of the Board of Directors of WPX Energy, Inc. and serves on its Compensation Committee. He chaired the Audit Committee of WPX Energy, Inc. through April 2018. In April 2015, he retired from the Board of Directors of HSBC Finance Corporation and HSBC USA Inc. Mr. Herdman had served on the Audit Committees of both companies through April 2013. Mr. Herdman also retired from the Board of Directors of HSBC North America Holdings,  Inc. in April 2015 and was past Chairman of both its Audit and Risk Committees.

Summary of Qualifications and Experience:

■

Financial expertise

■

Government/regulatory affairs background

■

International experience

■

Manufacturing background

Key Contributions to the Board:

■

Chair of Audit Committee

■

Provides insight concerning financial and risk management matters

■

Mentors finance leaders and helps our finance function enhance skills and talent

■

Actively engaged in our Enterprise Risk Management program

16        Cummins Inc.   |  2019  PROXY STATEMENT

Director Since: 2001 Age: 71 Board Committees: Executive; Finance; Governance and Nominating; Safety, Environment and Technology	ALEXIS M. HERMAN—Chairman and Chief Executive Officer, New Ventures, LLC

Ms. Herman serves as Chair and Chief Executive Officer of New Ventures LLC, a corporate consulting company, and has held these positions since 2001. She serves as Chair of Toyota Motor Corporation's North American Diversity Advisory Board and is a member of Toyota's Global Advisory Board. From 1997 to 2001, she served as U.S. Secretary of Labor. She has also served as a director of The Coca Cola Company since 2007, Entergy Corporation since 2003, and MGM Resorts International since 2002. In addition, Ms. Herman is Co-Chair for the Bush Clinton Presidential Leadership Scholars Program and the Senior Vice Chair of the National Urban League. In 2014, Ms. Herman was named to the 2014 National Association of Corporate Directors (NACD) Directorship 100 in recognition of exemplary leadership in the boardroom and promoting the highest standards of corporate governance.

Summary of Qualifications and Experience:

■

Diversity initiatives experience

■

International experience

■

Government/regulatory affairs background

■

Manufacturing background

Key Contributions to the Board:

■

Lead Director and Chair of the Governance and Nominating Committee

■

Brings knowledge of the U.S. government and regulatory process

■

Offers strategic worldview due to her work with global corporations

■

Works with management on diversity and talent development initiatives

■

Creates a culture that fosters open discussion and full board participation

Cummins Inc.   |  2019  PROXY STATEMENT        17

Director Since: 2015 Age: 64 Board Committees: Compensation; Finance; Governance and Nominating	THOMAS J. LYNCH—Chairman, TE Connectivity Ltd.

Mr. Lynch is the Chairman of TE Connectivity Ltd. (formerly Tyco Electronics Ltd.), a global provider of connectivity and sensor solutions, and harsh environment applications. Mr. Lynch served as the Chief Executive Officer of TE Connectivity Ltd. from January 2006 to March 2017 and has served as a member of its board of directors since 2007 and as Chairman of the Board since January 2013. From September 2004 to January 2006, Mr. Lynch was at Tyco International as the President of Tyco Engineered Products & Services, a global manufacturer of industrial valves and controls. Mr. Lynch joined Tyco from Motorola, where he served as Executive Vice President of Motorola, and President and Chief Executive Officer of Motorola's Personal Communications sector, a leading supplier of cellular handsets. Mr. Lynch has served as a director of Thermo Fisher Scientific Inc. since 2009 and as a director of Automatic Data Processing,  Inc. since 2018. Mr. Lynch serves on the Board of The Franklin Institute and on the Rider University Board of Trustees.

Summary of Qualifications and Experience:

■

CEO of public company from 2006 to 2017

■

Financial expertise

■

International experience

■

Manufacturing background

■

Technology background

Key Contributions to the Board:

■

Chair of Finance Committee

■

Brings perspective of a sitting Chairman and former CEO of a publicly traded global company

■

Leverages business and financial background in rendering advice and insight

■

Identifies and raises strategic considerations for Board consideration

18        Cummins Inc.   |  2019  PROXY STATEMENT

Director Since: 1989 Age: 62 Board Committees: Audit; Compensation; Executive; Governance and Nominating	WILLIAM I. MILLER—President, The Wallace Foundation

Mr. Miller has served as President of the Wallace Foundation, a knowledge-focused national philanthropy with a mission of improving learning and enrichment for disadvantaged children and the vitality of the arts for everyone, since 2011. Mr. Miller was the Chairman of Irwin Management Company, a Columbus, Indiana private investment firm, from 1990 to 2011. Mr. Miller has been a director or trustee of the New Perspective Fund, Inc. and the EuroPacific Growth Fund,  Inc. since 1992 and of the New World Fund, Inc. since 1999. All three of the funds are in the same mutual fund family.

Summary of Qualifications and Experience:

■

Deep historical knowledge of our company

■

Financial expertise

■

Manufacturing background

Key Contributions to the Board:

■

Professional experience in the banking and investment industries

■

Extensive knowledge of our company, its values and its global operations

Cummins Inc.   |  2019  PROXY STATEMENT        19

Director Since: 2004 Age: 69 Board Committees: Audit; Compensation; Governance and Nominating	GEORGIA R. NELSON—President and Chief Executive Officer, PTI Resources, LLC

Ms. Nelson became President and CEO of PTI Resources, LLC, an independent consulting firm, in 2005. Prior to this role, Ms. Nelson retired in 2005 from Edison International, where she had been President of Midwest Generation EME, LLC since 1999 and General Manager of Edison Mission Energy Americas since 2002. Her business responsibilities have included management of regulated and unregulated power operations and a large energy trading subsidiary as well as the construction and operation of power generation projects worldwide. She has had extensive experience in business negotiations, environmental policy matters and human resources. She has served as a director of Ball Corporation since 2006, TransAlta Corporation since 2014 and Sims Metal Management Limited since 2014. In December 2017, she retired as a director of CH2M Hill Companies Ltd., a privately-held company, where she had served as a director since 2010. She serves on the advisory committee of the Center for Executive Women at Northwestern University. In November 2012, Ms. Nelson was named to the 2012 National Association of Corporate Directors (NACD) Directorship 100 in recognition of exemplary leadership in the boardroom and promoting the highest standards of corporate governance. Ms. Nelson is an NACD Board Fellow.

Summary of Qualifications and Experience:

■

Automotive and transportation experience

■

Diversity initiatives experience

■

International experience

■

Manufacturing background

■

Technology background

Key Contributions to the Board:

■

Chair of Compensation Committee

■

Provides perspective based on background in power generation and business

■

Utilizes expertise in compensation and governance matters to oversee best practices in executive compensation

■

Possesses human resources and environmental experience

■

Works outside of regular meetings to support the development of women in leadership roles

20        Cummins Inc.   |  2019  PROXY STATEMENT

Director Since: 2017 Age: 55 Board Committees: Audit; Governance and Nominating; Safety, Environment and Technology	KAREN H. QUINTOS—Chief Customer Officer, Dell Technologies Inc.

Ms. Quintos has served as Chief Customer Officer of Dell Technologies Inc., the world's third largest supplier of personal computers and other computer hardware items, since 2016. In addition, Ms. Quintos leads Dell's global customer strategy and programs as well as Diversity and Inclusion, Corporate Responsibility and Entrepreneurship strategy and programs. From 2010 to 2016, Ms. Quintos served as Senior Vice President and Chief Marketing Officer, Vice President of public sector marketing and North America commercial marketing, and held executive roles in services, support and supply chain management. Karen joined Dell in 2000 from Citigroup where she was Vice President of global operations and technology. Ms. Quintos earned a Master's degree in marketing and international business from New York University and a B.S. in supply chain management from Pennsylvania State University.

Karen is on the board of Lennox International and serves on its Compensation and Human Resources Committee and its Public Policy Committee. She also serves on the board of Susan G. Komen for the Cure, and is founder and executive sponsor of Dell's Women in Action employee resource group. She is on the board of Penn State's Smeal College of Business and a 2014 recipient of its highest honor, the Distinguished Alumni Award.
Summary of Qualifications and Experience:

■

Technology leadership experience

■

Sales and marketing background

■

Global customer experience and services

■

Manufacturing and supply chain experience

Key Contributions to the Board:

■

Contributes marketing and international perspective

■

Brings knowledge of global customer strategy and programs

■

Offers strategic insight in customer services, support and supply chain management

■

Offers strategic view on diversity and corporate responsibility programs

Cummins Inc.   |  2019  PROXY STATEMENT        21

The table below summarizes key qualifications, skills and attributes most relevant to the decision to nominate the candidates to serve on our Board. A mark indicates a specific area of focus or experience on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography above in this section describes each nominee's qualifications and relevant experience in more detail.

Directors	Automotive & Transportation	Manufacturing	Technology/IT	Sales/ Marketing	Government/ Regulatory	International	Academics	Financial

Robert J. Bernhard	✓	✓	✓				✓

Franklin R. Chang Diaz		✓	✓			✓

Bruno V. Di Leo			✓	✓		✓

Stephen B. Dobbs	✓	✓	✓			✓		✓

Richard J. Freeland	✓	✓	✓	✓		✓		✓

Alexis M. Herman		✓			✓	✓

Robert K. Herdman		✓			✓	✓		✓

N. Thomas Linebarger	✓	✓	✓	✓		✓		✓

Thomas J. Lynch		✓	✓			✓		✓

William I. Miller		✓						✓

Georgia R. Nelson	✓	✓	✓			✓

Karen H. Quintos			✓	✓		✓

22        Cummins Inc.   |  2019  PROXY STATEMENT

EXECUTIVE COMPENSATION

Note from Our Compensation Committee

In 2018, Cummins delivered record revenues and net income while continuing to return significant value to our shareholders in the form of dividends and share repurchases.

During the year, the Compensation Committee continued to focus on the following areas:

■
Driving alignment of our compensation programs to our business strategy;

■
Target setting and risk assessments related to our compensation plans; and

■
Remaining abreast of shareholder concerns and best practices in the market.

We made changes to our short-term and long-term incentive plans in 2018. We feel the new metrics enhance the alignment of our plans with our strategic focus on profitable growth and delivering strong returns on the capital we invest. The combination of earnings growth and return on invested capital (ROIC), our two new financial measures, strongly correlate with shareholder returns.

It is critical we provide competitive and equitable compensation and benefits programs to all Cummins employees. The overarching compensation and benefits philosophies applied to our executives also guide program design for the entire workforce. This consistency in approach ensures market competitiveness while driving a performance culture aligned with the expectations of our stakeholders. Our executive programs are aligned with our business strategy and the financial interests of our stakeholders. We recognize the importance of competitive compensation and benefits programs to attract, retain, and motivate world class leaders and world class employees.

Contained within this Compensation Discussion and Analysis (CD&A) are the details of our compensation programs and specific information related to the compensation of our Named Executive Officers (NEOs). We are confident that our compensation programs truly pay for performance and focus our executives on key areas of achievement as reflected in the Company's 2018 results.

Georgia R. Nelson, CHAIR
Robert K. Herdman
Thomas J. Lynch
William I. Miller

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CD&A, provides detailed information about our executive compensation programs. In this CD&A, we focus on the compensation of the following five executive officers, whom we refer to as our "Named Executive Officers" (or NEOs) for 2018:

N. THOMAS LINEBARGER	Chairman of the Board of Directors and Chief Executive Officer

PATRICK J. WARD(1)	Vice President – Chief Financial Officer

RICHARD J. FREELAND	President and Chief Operating Officer

LIVINGSTON L. SATTERTHWAITE	Vice President – President, Distribution Business

MARYA M. ROSE	Vice President – Chief Administrative Officer

(1)
As previously announced, Mr. Ward is retiring on March 31, 2019.

Cummins Inc.   |  2019  PROXY STATEMENT        23

Executive Summary & Business Overview

2018 Business Highlights*

In 2018, our revenues increased by 16 percent, compared to 2017, as a result of stronger truck production in North America, strong demand in our global construction markets and improved demand in mining and oil and gas markets. Revenues in North America increased 19 percent and represented 59 percent of our total revenues while international revenues increased by 12 percent. Cash flow from operations generated in 2018 was also the strongest on record, which allowed us to reinvest in our business and return cash to shareholders. Key business highlights for 2018 include:

■
Our total net sales were a record $23.8 billion, 16 percent higher than 2017;

■
Our earnings before interest, income taxes, noncontrolling interests in income of consolidated subsidiaries, depreciation and amortization (EBITDA) was a record $3.5 billion or 14.6 percent of sales. This compares to EBITDA of $3.0 billion or 14.8 percent of sales, or $3.1 billion or 15 percent of sales excluding charges related to the 2017 Tax Cuts and Jobs Act (Tax Legislation);

■
Net income attributable to Cummins Inc. was a record $2.1 billion. This compares to $1.0 billion in 2017; or $1.8 billion excluding charges related to Tax Legislation;

■
Return on average net assets (ROANA) was 33 percent and return on invested capital (ROIC) was 20 percent. This compares to 32 percent and 18 percent in 2017, excluding charges related to Tax Legislation;

■
We continued our efforts to return value to shareholders in 2018 by increasing our dividend by 5.6 percent and by repurchasing 7.9 million shares of our Common Stock. In total, we returned $1.9 billion or 78 percent of cash from operations to shareholders;

■
Average annual total shareholder return (TSR) over the three-year period ending in 2018 was 22 percent;

■
We had record levels of operating cash flow, generating $2.4 billion in 2018.

During 2018, we delivered record revenues and net income while advancing our strategy to be the leading global powertrain provider. We continue to embrace and enable the disruptive trends in our industry around electrification, connectivity and automation and are investing in these areas to take advantage of these opportunities.

■
We continue to invest in new businesses and technologies to give critical data to our customers, improving not only our products' performance but also allowing us to improve our quality and service;

■
We remain disciplined as we examine new organic investment, partnership and acquisition opportunities that leverage our capabilities;

■
We are committed to delivering top quartile returns to shareholders while investing for future growth and managing through economic and market cycles;

■
We acquired Efficient Drivetrains, Inc. and Johnson Matthey Automotive Battery Systems Ltd. to broaden and accelerate our capabilities as a global leader in electrified power;

■
We partnered with Anhui Jianghuai Automobile Co. Ltd (JAC Motors) to form a joint venture, called Anhui Cummins Power Limited Company (ACPL), to provide leading engine systems for the Chinese truck market;

■
In 2018, our Eaton Cummins Automated Transmissions joint venture had a successful first full year of operations with revenues of $543 million while adoption of automated manual transmissions in the NAFTA heavy-duty truck market improved to 73 percent.

*See Appendix A for a reconciliation of GAAP to non-GAAP measures referenced in this section.

Purpose of Our Executive Compensation Program

Our long-term success depends on our ability to attract, motivate, focus and retain highly talented individuals who are committed to the Cummins vision, strategy, and corporate culture. To that end, our executive compensation program is

24        Cummins Inc.   |  2019  PROXY STATEMENT

designed to link our executives' pay to their individual performance, to Cummins' annual and long-term performance, and to successful execution of Cummins' business strategies. We also use our executive compensation program to encourage high-performing executives to remain with us over the course of their careers.

We believe the compensation packages for our Named Executive Officers reflect their extensive management experience, continued high performance, and exceptional service to Cummins. We also believe our compensation strategies have been effective in attracting executive talent and promoting performance and retention.

Compensation Elements Support Pay-for-Performance Policy

In 2018, we provided a majority of compensation through arrangements designed to hold our executive officers accountable for Cummins' business results and to reward them for consistently strong corporate performance and the creation of shareholder value. The key elements of our executive compensation program supported this objective.

Compensation Element	Form of Payment	Performance Metrics	Rationale

Base salary	Cash	Individual Performance	Market-based to attract and retain skilled executives. Designed to recognize scope of responsibility, individual performance, and experience.

Annual bonus	Cash	Return on Average Net Assets (ROANA) using EBITDA	Rewards operational performance. ROANA balances growth, profitability, and asset management.

Long-term incentive compensation	Performance cash (34%), Performance shares (33%) and Stock options (33%)	Return on Invested Capital (ROIC), weighted at 80% and EBITDA, weighted at 20% over a three-year period for performance cash and performance shares.	ROIC and EBITDA provide an incentive for profitable growth and correlate well with shareholder value.

Because we believe the compensation of our most senior executives should be based on Cummins' overall performance, every executive's pay is tied to the same financial metrics and a significant amount of their pay is incentive-based and therefore at risk. In 2018, performance-linked components (annual bonus and long-term incentive compensation) were 87% of the CEO's target total direct compensation opportunity and 78% of the average target total direct compensation opportunity for the other Named Executive Officers. These pay elements were allocated as shown below.

TARGET TOTAL DIRECT COMPENSATION MIX—FISCAL YEAR 2018

Advisory Shareholder Say-on-Pay Vote

At our 2018 Annual Meeting, after the 2018 executive compensation actions described in this CD&A had taken place, we held an advisory shareholder vote to approve the compensation of our Named Executive Officers. We are gratified that our

Cummins Inc.   |  2019  PROXY STATEMENT        25

shareholders voted 92.7% in favor of our executive compensation. In response to this strong vote of shareholder approval, we did not undertake any material changes to our executive compensation programs for 2018 following that vote. Prior to the vote, we had introduced changes for our 2018 short-term and long-term incentive plans, and we feel those changes are further strengthening the link between our compensation programs, and delivering shareholder returns.

Principles of Our Executive Compensation Program

We believe the level of compensation received by executives should be closely tied to our corporate financial and stock price performance. This principle is apparent in the design of our executive compensation program and in the specific compensation packages we award.

In addition to aligning our executives' pay with performance, we follow several other principles when designing and implementing our executive compensation program.

MARKET POSITIONING

We believe that, on average, our executives' target total direct compensation opportunity (consisting of base salary, target annual bonus, and target long-term incentive value) should be at the median of the market.

SHORT-TERM/LONG-TERM BALANCE

We believe that there should be a balance between annual and long-term elements of compensation.

PAY AT RISK

We believe that the more senior an executive's position, the more compensation should be "at risk," which means it will vary based on Cummins' financial and stock price performance.

ALIGNMENT WITH SHAREHOLDER INTERESTS

We believe that equity-based compensation and stock ownership should be a substantial part of our executive compensation program in order to link executives' compensation with our shareholders' returns. The greater the level of responsibility of the officer, the more their compensation should be stock-based and the higher their stock ownership requirement should be.

RETENTION

We believe that our compensation program should support retention of our experienced executives and achievement of our leadership succession plans.

SIMPLE AND TRANSPARENT

We believe that our executive compensation program should be transparent to our investors and employees as well as simple and easy to understand.

Executive Compensation Aligned With Performance

The Compensation Committee annually requests its independent compensation consultant, Farient Advisors LLC, to evaluate the relationship between our executive compensation and our financial and shareholder return performance. To that end, Farient conducts quantitative analyses to test the alignment of our Chief Executive Officer's pay and Cummins' corporate performance using two different models. One model simulates the pay-for-performance tests relied upon by proxy voting advisory firms; the other tests three-year average performance-adjusted compensation relative to three-year average Total Shareholder Return, or TSR. The Compensation Committee considers these analyses in evaluating whether our Chief Executive Officer's compensation fairly reflects the performance delivered.

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We conduct a similar analysis to evaluate the compensation of our Named Executive Officers. The following graphs show the relationship between Cummins' corporate financial and TSR performance and our executive compensation levels over the past five years as measured by (i) average TSR (three-year rolling average, on a dividend-reinvested basis); (ii) ROANA; (iii) return on equity (ROE); and (iv) average annual total compensation for the Named Executive Officers during those years. For consistency with the methodology used in our annual incentive plan, ROANA was calculated in the following graphs using EBIT during 2014-2017 and EBITDA during 2018. The graphs do not incorporate the new financial performance measures of ROIC and EBITDA because payouts have not yet been made on the basis of those performance measures. We believe that our business performance is appropriately reflected in our executive compensation as shown in the graphs below. The close correlation between our 2018 corporate financial and shareholder return performance and our Named Executive Officers' compensation demonstrate that our executive compensation aligned well with the objectives of our program.

The "average total compensation" values in these graphs reflect the averages of the total compensation values for our Named Executive Officers as reported in the Summary Compensation Tables of our proxy statements for the years shown in the graphs.

*2017 ROANA figure excludes tax adjustment. 2017 and 2018 ROE figures exclude tax adjustment.

Executive Compensation Aligned With the Market

Throughout this CD&A, each reference to the "market" and to our market positioning practices is intended to incorporate the market positioning approach outlined below.

We review our executive compensation program on a regular basis and generally target the median of the market in positioning each individual element of compensation. We consider target compensation to be at the market median if it is within +/–10% of the median level indicated by the benchmarking data.

For 2018, our primary benchmarking reference was a consolidation and integration of market data from companies in the manufacturing industry in the Aon Hewitt Total Compensation Management Executive Survey and the Mercer Benchmark Database Survey. We also considered data from our Custom Peer Group (defined below) regarding pay program design, dilution, and performance. We believe this approach provides an appropriate representation of the market, as applicable to our executives, and, by incorporating multiple sources, we lessen the impact of fluctuations in market data over time.

Our Custom Peer Group is made up of the sixteen public companies shown below. All of these firms fall into at least one of these categories: (i) customers with a strong presence in one or more of our major markets, (ii) companies that compete directly or indirectly with one or more of Cummins' businesses, (iii) key suppliers of related products, and (iv) diversified

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industrial companies that compete for investor capital within the Industrial market segment. The Custom Peer Group companies also are similar to Cummins in size and investor profile and compete with us for customers and talent.

■ Borg Warner Incorporated	■ Caterpillar Incorporated
■ Daimler AG	■ Deere and Company
■ Donaldson Company Incorporated	■ Eaton Corporation
■ Emerson Electric Company	■ Fortive Corporation
■ Honeywell International Incorporated	■ Illinois Tool Works
■ Navistar International Corporation	■ Paccar Incorporated
■ Parker-Hannifin Corporation	■ Textron Incorporated
■ Volvo AB	■ W. W. Grainger

In 2018, two changes were made to the peer group. Fortive Corporation (Fortive) was added after its spin-off from Danaher Corporation. Fortive provides a strong fit given its financials and its diversification with segments in transportation technology and automation as well as a focus on software and service. Fortive also serves as a supplier to heavy duty manufacturers. Ingersoll-Rand plc was removed from the peer group because its business model no longer made it a close competitor.

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Executive Compensation Best Practices

We continually review best practices in the area of executive compensation and incorporate those practices in our executive compensation arrangements.

WHAT WE DO
Performance measurement	We set clear financial goals that we believe are challenging yet achievable, meet or exceed competitive standards, and will enhance shareholder value over time.

Our short- and long-term incentive compensation plans use different measures to ensure our executives focus on both annual and longer-term goals.

Compensation program design and pay-for-	Our short- and long-term incentive plans are designed to strengthen the tie between individual employee performance and corporate performance.

performance alignment	All eligible employees participate in a unified short-term plan in which annual bonuses are based on overall Cummins' results. This "One Cummins" structure reinforces that the company's overall success is more important than any individual business; encourages collaboration across our organization; and will likely generate enhanced shareholder returns by encouraging our employees to collectively share in the success of our company.

We use three forms of long-term incentive compensation (performance cash, performance shares and stock options), each of which has a distinct motivational aspect.

To further encourage executives to focus on the sustained long-term growth of our company and to aid in retention, long-term incentive awards to our executive officers do not vest until the end of the performance period.

We cap payouts under our short- and long-term incentive compensation plans at 200% of the target awards.

Risk mitigation	We maintain a compensation recoupment, or "clawback," policy in our corporate governance principles providing that, if any of our financial statements must be materially restated due to the fraudulent actions of any officer, our Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation (other than base salary) from such officer with respect to any year affected by such restatement.

Governance	Our Compensation Committee benefits from the use of an outside, independent compensation consultant.

The independent compensation consultant helps the Compensation Committee conduct a comprehensive annual assessment of the risk associated with our compensation program.

We monitor our pay practices on an ongoing basis to ensure they do not encourage excessive risk taking.

Other	We require executive officers to maintain prescribed stock ownership levels.

We prohibit officers from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

Benefits under our change in control arrangements with our executive officers are subject to a "double trigger," meaning those benefits are not owed unless there is a change in control and the executive officer's employment is terminated by us without cause or by the executive with good reason.

WHAT WE DON'T DO
We do not permit backdating or repricing of stock options.

We do not have separate employment contracts with our executive officers.

We do not guarantee salary increases, bonuses or equity grants for our executive officers, and we do not provide discretionary bonuses to our Named Executive Officers.

We will not gross-up excise taxes that may be imposed on payments to our executive officers in connection with a change in control.

We do not offer significant perquisites.

We do not permit Officers or Directors to engage in hedging or similar types of transactions with respect to our stock.

We do not pay dividends or dividend equivalents on unearned performance shares.

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HOW PERFORMANCE MEASURES AND GOALS ARE DETERMINED

The Compensation Committee regularly reviews all elements of our executive compensation program and makes changes it deems appropriate from time to time. Each review includes general comparisons against market data and analysis prepared by Farient, including information on market practices and decision support in the following areas:

■
Pay strategy and positioning on all elements of compensation;

■
Annual bonus plan design, including performance measures, performance targets and plan leverage;

■
Long-term incentive plan strategy and design, including the mix of elements, as well as performance measures, performance targets and plan leverage for the performance share and performance cash components;

■
Stock ownership guidelines;

■
Executive perquisites, including personal use of company aircraft; and

■
Executive benefits and protection policies, including severance practices for officers, supplemental retirement plans, deferred compensation plans and change in control arrangements.

The Compensation Committee establishes performance measures and goals each year that are designed to help achieve our business strategy and objectives. In setting the performance goals for annual and long-term incentive compensation, the Compensation Committee benchmarks against the historical performance of the Custom Peer Group and considers whether Cummins' goals are sufficiently demanding relative to our peers' performance trends. Additionally, the Compensation Committee solicits Farient's assessment regarding the degree of difficulty associated with the incentive plan performance targets in the context of both external analyst expectations for our annual and long-term performance and relative peer performance expectations. The Compensation Committee believes this comprehensive process leads to appropriate performance targets and incentive awards that reflect the creation of shareholder value.

The Compensation Committee has discretion to adjust performance results that reflect significant transactions (such as acquisitions, divestitures, or newly-formed joint ventures) or other unusual items (such as pension plan contributions above required levels or the 2017 Tax Legislation) if such events were not anticipated at the time performance targets were initially established. In determining the final payout factor for the 2016 - 2018 Long-Term Incentive plan, the following exclusions were made:

■
Since the 2017 Tax Legislation had a material impact on the reported results of the Company and did not exist when the 2016 - 2018 targets were established, we made the following adjustments: 1) Exclusion of a $777 million charge in 2017 net income and $777 million in 2017 equity associated with the impact of the 2017 tax legislation and 2) Exclusion of a $116 million benefit in 2018 net income and $116 million in 2018 equity associated with a lower effective tax rate as a result of the 2017 Tax Legislation.

INFORMATION ABOUT OUR NAMED EXECUTIVE OFFICERS

In 2018, the following compensation decisions were approved for our Named Executive Officers as a result of Company performance and pay positioning relative to the market. The Compensation Committee believes the 2018 compensation packages for our NEOs as outlined below are appropriate. The base salaries included in the following tables were in effect July 1st through the remainder of the year. The target bonus values are based on actual salary earned during 2018.

N. Thomas Linebarger, Chairman of the Board of Directors and Chief Executive Officer

Tom Linebarger is the Chairman and CEO of Cummins and is responsible for setting and implementing the business strategy for the organization and has been in the role since January 2012.

	2017	2018	Change

Base salary	$1,375,000	$1,510,000	9.8%

Target annual bonus	$1,856,250	$2,308,000	24.3%

Target long-term incentive	$6,800,000 for the 2017-19 performance period	$7,100,000 for the 2018-20 performance period	4.4%

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Mr. Linebarger's target bonus percent increased in 2018 as it had remained unchanged since 2013 and had fallen below the market median. Mr. Linebarger had also not received an increase to base salary or target bonus since 2015.

Patrick J. Ward, Vice President and Chief Financial Officer

Pat Ward is responsible for Cummins' accounting, treasury, tax, internal audit, investor relations, and business analysis and planning functions and has been in the role since May 2008.

	2017	2018	Change

Base salary	$726,000	$762,000	5.0%

Target annual bonus	$617,100	$669,600	8.5%

Target long-term incentive	$2,000,000 for the 2017-19 performance period	$2,000,000 for the 2018-20 performance period	No change

Richard J. Freeland, President and Chief Operating Officer

Richard Freeland is responsible for Cummins' daily operations and ensuring that we meet our financial, customer and operating commitments and has been in the role since July 2014.

	2017	2018	Change

Base salary	$848,000	$900,000	6.1%

Target annual bonus	$805,600	$830,300	3.1%

Target long-term incentive	$2,500,000 for the 2017-19 performance period	$3,000,000 for the 2018-20 performance period	20.0%

Mr. Freeland's target long-term incentive increased in 2018 to better align with the market median.

Livingston L. Satterthwaite, Vice President—President, Distribution Business

Tony Satterthwaite is responsible for overseeing the Distribution Business, which provides sales, service, and support to customers around the globe and has been in the role since April 2015.

	2017	2018	Change

Base salary	$570,000	$599,000	5.1%

Target annual bonus	$456,000	$496,825	8.9%

Target long-term incentive	$1,250,000 for the 2017-19 performance period	$1,250,000 for the 2018-20 performance period	No change

Marya M. Rose, Chief Administrative Officer

Marya Rose is responsible for multiple global functions including government relations, global security, corporate facilities and real estate, communications, ethics and compliance, and Cummins Business Services (CBS) and has been in the role since November 2011.

	2017	2018	Change

Base salary	$634,000	$666,000	5.0%

Target annual bonus	$507,200	$520,000	2.5%

Target long-term incentive	$1,150,000 for the 2017-19 performance period	$1,250,000 for the 2018-20 performance period	8.7%

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How We Determine Compensation for Our Chief Executive Officer

Each year, our Chief Executive Officer discusses with the Board of Directors his priorities and objectives for Cummins and for the management team. The CEO also provides the Board with his workplan at the start of the year and his assessment of performance at the end of the year. In addition, our independent directors formally review the Chief Executive Officer's performance annually. This review covers both quantitative and qualitative performance matters, including the progress made in implementing Cummins' business strategy and achieving specific long- and short-term business objectives.

The Compensation Committee considers those discussions and the results of the formal review to determine the compensation of our Chief Executive Officer for the coming year. Members of management do not make recommendations regarding the compensation of our Chief Executive Officer. The Compensation Committee Chair presents the Committee's decisions to the Board for its information.

How We Determine Compensation for Other Officers

Our officer compensation review occurs annually at the February Compensation Committee meeting. This is the first Compensation Committee meeting of the year and provides the earliest opportunity to review and assess individual and corporate performance for the previous year.

This annual review addresses all elements of compensation for each officer, including our Named Executive Officers. The Compensation Committee evaluates each officer's compensation relative to the market median for similar positions and considers internal equity and the experience, tenure, potential and performance of each officer. In addition, the Chief Executive Officer makes recommendations regarding the compensation of the individual Named Executive Officers. Ultimately, final decisions about officers' compensation derive from a subjective assessment of all of these factors. The Compensation Committee believes the 2018 total direct compensation for each of the Named Executive Officers was placed at the appropriate level relative to the competitive market median.

Compensation Program Elements

Our executive compensation program consists of three principal elements: base salary, annual bonus opportunities, and long-term incentive compensation opportunities. When considered together, these elements constitute total direct compensation.

Base Salary

We target base salary at the median of the market for similar executive positions. Some officers' base salaries may vary from the median due to factors such as experience, tenure, potential, performance and internal equity. The Compensation Committee believes that all of the Named Executive Officers' salaries for 2018 were at the appropriate level.

Named Executive Officer	2018 Base Salary

N. Thomas Linebarger	$1,510,000

Patrick J. Ward	$762,000

Richard J. Freeland	$900,000

Livingston L. Satterthwaite	$599,000

Marya M. Rose	$666,000

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Annual Bonus

HOW BONUSES ARE CALCULATED

We design annual bonus opportunities for our executives to link their pay to our annual financial performance. The annual bonus payout for each executive is calculated using the following formula:

Annual Bonus =(executive's base salary) X (executive's participation rate) X (payout factor)

The "participation rate" is expressed as a percentage. Participation rates are set so that performance at target would generate an annual bonus that aligns with the median range of the market.

The "payout factor" is determined based on Cummins' actual financial performance against our goals for the year. There is no discretionary element to computing annual bonuses.

Our Named Executive Officers' participation rates for 2018, expressed as a percentage of the actual 2018 earnings from their respective 2018 base salaries, were:

Named Executive Officer	2018 Participation Rate

N. Thomas Linebarger	160%

Patrick J. Ward	90%

Richard J. Freeland	95%

Livingston L. Satterthwaite	85%

Marya M. Rose	80%

ANNUAL BONUS PERFORMANCE MEASURE

In 2018, ROANA was the sole performance measure under our annual bonus program because it appropriately balanced our growth, profitability and the management of our assets, all of which combine to drive our share value. For this purpose, ROANA equals:

ROANA = Earnings Before Interest, Taxes, Depreciation, and Amortization (or EBITDA) ÷ Average Net Assets

EBITDA is defined as Cummins' direct earnings before interest expense, provisions for income taxes, depreciation expense, amortization expense, and non-controlling interests in earnings of consolidated subsidiaries.

Average Net Assets is derived from our consolidated balance sheet and excludes debt and related financing accounts, deferred tax amounts, and certain pension and post-retirement liability accounts.

ROANA PERFORMANCE TARGETS

Prior to 2018, we measured ROANA performance using EBIT in our calculation. Beginning in 2018, ROANA performance is measured using EBITDA to provide a common measure between our short and long-term plans. The target ROANA increased from 21.53% in 2017 to 30.77% in 2018.

This increase is due both to EBITDA yielding a higher ROANA calculation as well as the annual operating plan (AOP) projections for 2018. Target ROANA was established by the Compensation Committee after reviewing the AOP. The Compensation Committee seeks to set a challenging yet realistic goal, incorporating previous performance as well as the forecasted opportunities and economic conditions in our markets.

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Target ROANA (a 100% payout factor) was the amount required to achieve our AOP. As shown below, the possible payout factors for 2018 ranged from 10% for threshold performance (70% of target ROANA) to a maximum of 200% for superior performance (115% of target ROANA or better). The 2017 threshold goal as a percentage of target was 60%. The maximum was set at 120% of target. These values were changed starting with the 2018 plan to 70% and 115%, respectively. The new payout curve using EBITDA in the ROANA calculation mirrors the same difficulty of achievement as the previous payout curve using EBIT. The payout factor changed in increments of 10% for results that fell between threshold and target, or between target and maximum.

	ROANA Goal	Goal as % of Target	Payout as % of Target(1)

>Maximum	35.39%	115%	200%

Target	30.77%	100%	100%

Threshold	21.54%	70%	10%

<Threshold	<21.54%	<70%	0%

EBITDA at target: $3.322 billion

(1)
Interpolate for performance between discrete points

Setting the target with the appropriate level of difficulty underscores the importance of achieving or exceeding our AOP performance commitment. This approach requires increasingly difficult targets during economic upturns and realistic goals during cyclical downturns.

2018 ROANA PERFORMANCE AND PAYOUTS

Based on our actual performance during 2018, ROANA was 32.9%. As a result, the payout factor used to calculate the annual bonus for each Named Executive Officer for 2018 was 140%.

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Based on these results, the 2018 annual bonus awards for the Named Executive Officers were as follows:

SUMMARY OF AWARDS

Named Executive Officer	Annual Base Salary	X	Participation Rate	X	Overall Payout Factor	=	2018 Annual Bonus Award

N. Thomas Linebarger	$1,442,500		160%		1.4		$3,231,200

Patrick J. Ward	$744,000		90%		1.4		$937,440

Richard J. Freeland	$874,000		95%		1.4		$1,162,420

Livingston L. Satterthwaite	$584,500		85%		1.4		$695,555

Marya M. Rose	$650,000		80%		1.4		$728,000

Long-Term Incentive Compensation

FORM OF LONG-TERM INCENTIVE AWARDS

Our long-term incentive compensation program consists of performance cash, performance shares, and stock option awards. The combination of these three long-term incentive vehicles supports our pay-for-performance philosophy, provides appropriate incentives for participants to achieve financial targets, and strengthens the linkage between the economic interests of our Named Executive Officers and our shareholders. In particular, the ten-year term of our stock option grants encourages executives to consider the long-term effects of their decisions on our stock price.

We balance our long-term incentive compensation among these three compensation elements as follows:

2018 LONG-TERM INCENTIVE PLAN

Element	Allocation	Performance Measure	Term

Performance Cash	34% of target LTI	ROIC, weighted at 80% and EBITDA weighted at 20%	3-years

Performance Shares	33% of target LTI	ROIC weighted at 80% and EBITDA weighted at 20%	3-years

Stock Options	33% of target LTI	Stock price appreciation	3-year cliff vesting
10-year term

Long-Term Incentive Performance Measures

ROIC and EBITDA Performance Targets for the 2018 - 2020 Award Cycle

In 2017 and prior years, we granted performance shares and performance cash based on Return on Equity (ROE) performance. Beginning with the 2018 - 2020 performance cycle, there are two metrics: Return on Invested Capital (ROIC), which has an 80% weighting, and growth in earnings before interest, taxes, depreciation, and amortization (EBITDA), which has a 20% weighting. The Compensation Committee felt these metrics were more appropriate for the 2018-2020 award cycle as they focus on both growth and delivering strong returns on the capital we invest. Together these metrics have a strong correlation with total shareholder return.

For the 2018-2020 performance cycle, we set a stable ROIC target at the top quartile of our peers. We expect to continue to assess our goals every year for Compensation Committee review and approval. We will endeavor to maintain a stable target as long as our strategy remains the same in order to help deliver top quartile returns.

The EBITDA performance target was established by the Compensation Committee after reviewing our long-term strategy and financial projections with the intent of setting a challenging yet realistic goal, incorporating previous performance as well as the forecasted opportunities and economic conditions in our markets.

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ROIC for compensation purposes equals:

ROIC = Average Earnings Before Interest Expense and Noncontrolling Interests after taxes for the 3-year performance period ÷ Average Invested Capital for the 3-year performance period

EBITDA for compensation purposes equals:

EBITDA = Average Earnings Before Interest Expense, Income Taxes, Noncontrolling Interests, Depreciation and Amortization for the 3-year performance period

The table below summarizes the ROIC and EBITDA targets for the 2018 - 2020 award cycle.

	ROIC Goal (80% Weighting)	ROIC Goal as a % of Target	EBITDA Goal (20% Weighting)		EBITDA Goal as % of Target	ROIC and EBITDA Payouts as % of Target(1)

> Maximum	19.50%	130%		$11,369	115%	200%

Target	15.00%	100%		$9,886	100%	100%

Threshold	10.50%	70%		$8,403	85%	10%

< Threshold(2)	10.50%	<70%	<$	8,403	<85%	0%

(1)
Interpolate for performance between discrete points

(2)
Plan does not require that both measures are above threshold for a payout to occur

ROE Performance Targets for the 2016 - 2018 and 2017 - 2019 Award Cycles

For awards prior to the 2018-2020 cycle, we used ROE as the sole performance measure. ROE for compensation purposes equals:

ROE = Average Net Income for the three-year performance period ÷ Average Shareholders' Equity for the three-year performance period

Average shareholders' equity was calculated based on quarter-ending values during the performance period, adjusted for changes to equity related to unrecognized pension and other post-employment benefit amounts and equity transactions not built into the AOP.

ROE Performance Targets

The tables below summarize the ROE targets and performance for the 2016-2018 and 2017-2019 award cycles.

	ROE GOAL		Goal as a %	Payout as a %

	2016 - 2018	2017 - 2019	of Target	of Target(1)

> Maximum	23.71%	22.94%	120%	200%

Target	19.76%	19.12%	100%	100%

Threshold	11.85%	11.47%	60%	10%

< Threshold	<11.85%	<11.47%	<60%	0%

(1)
Interpolate for performance between discrete points

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Award Cycle (Performance Period)	ROE Target	Actual ROE Achieved	Payout Factor

2016-2018	19.76%	20.67%	1.2

2017-2019	19.12%	ROE calculated at the end of the 2017-2019 performance period for payout in 2020	n/a

2018 Target Grant Values

Each Named Executive Officer's 2018 target grant value was set to provide a long-term incentive compensation opportunity at the median of the market.

The Compensation Committee uses a market-based economic valuation methodology that converts the targeted value of the grants into a targeted dollar amount of performance cash and a number of performance shares and stock options. The number of performance shares to be granted is based on a six-month average price of our stock. We believe the six-month average is most appropriate as it eliminates any unforeseen gains or losses in value associated with a temporary stock price spike or drop. The number of stock options granted is determined using the Black-Scholes model. Under the valuation model for our stock option grants, the ratio of stock options to performance shares awarded in 2018 was approximately 3.8 to 1.

On April 3, 2018, we granted non-qualified stock options with an exercise price per share equal to $160.10, the closing price of our common stock on the grant date. The stock options vest and become exercisable on the third anniversary of the grant date and expire ten years after the grant date.

The 2018 long-term incentive plan grants for our Named Executive Officers were as follows:

Named Executive Officer	2018 LTI Grant Value

N. Thomas Linebarger	$7,100,000

Patrick J. Ward	$2,000,000

Richard J. Freeland	$3,000,000

Livingston L. Satterthwaite	$1,250,000

Marya M. Rose	$1,250,000

Tax Considerations in Determining Officer Compensation

Section 162(m) of the Internal Revenue Code generally limits our corporate tax deduction to $1 million per year for compensation paid to certain covered employees, including certain of our Named Executive Officers. For 2017 and prior years, however, compensation that met certain requirements to qualify as performance-based compensation under Section 162(m) was fully deductible. As such, we structured a significant portion of our Named Executive Officers' compensation in 2017 to meet such performance-based exemption to reduce the impact of the $1 million deduction limit. Nevertheless, because we believe that many factors other than tax deductibility influence a well-rounded compensation program, the Compensation Committee reserved the right to award compensation to our named executive officers in excess of $1 million that did not qualify as performance-based compensation if it believed such compensation was necessary to continue to provide competitive arrangements intended to attract and retain, and provide appropriate incentives to our Named Executive Officers.

As a result of changes to Section 162(m) made by the Tax Cuts and Jobs Act, starting with our 2018 fiscal year, only performance-based compensation that is paid pursuant to a legally binding obligation in effect on November 2, 2017, is exempt from the $1 million deduction limit. Accordingly, any compensation that we pay in the future due to new compensation arrangements entered into after November 2, 2017, even if performance-based, will count towards the $1 million deduction limit. Because our Compensation Committee considers many different factors other than tax deductibility when setting pay levels for our named executive officers (such as the competitiveness of our compensation programs) and as a result of the changes made to Section 162(m) by the Tax Cuts and Jobs Act, a portion of the compensation that we pay to our executive officers in the future may not be deductible.

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Annual Compensation Risk Assessment

In October 2018, our Compensation Committee conducted its annual risk assessment of our compensation policies and practices. In particular, the Compensation Committee evaluated the levels of risk-taking that our compensation arrangements might encourage to determine whether they are appropriate in the context of our strategic plan and annual budget, our compensation objectives, and Cummins' overall risk profile. The Compensation Committee also reviewed the robust risk-mitigation features of our compensation program, the most significant of which are outlined below.

Pay Mix

The three primary elements of our executive compensation program are base salary, annual bonus, and long-term incentive compensation. We target the median of the market, as we define it, for our total compensation package and also place a sufficient portion of each officer's pay at risk. This approach effectively mitigates the need for executives to take significant risks to earn average compensation and also ensures that the interests of our executives are closely aligned with those of our shareholders, driving long-term shareholder value.

Performance-Based Measurement

The performance goals set forth in our annual bonus and long-term incentive plans are based upon budgeted levels that are reviewed and approved by our Compensation Committee. We believe these goals are challenging yet attainable at their targeted levels without the need to take inappropriate risks, take actions that would violate our Code of Business Conduct, or make material changes to our long-term business strategy or our methods of management or operation. Payouts under both incentive plans are capped at 200% of target to make it less likely that executives would pursue outsized short-term achievements at the expense of the long term.

Time Horizon

Our long-term incentive plan awards are based on a three-year performance period, which encourages our employees to focus on the sustained growth of our company rather than seeking potentially unsustainable short-term gains. The ten-year option term also encourages our employees to focus on longer-term stock price appreciation.

Clawback Policy

Amounts paid to any officer under our annual bonus or long-term incentive compensation plans are subject to recovery in the event of a material restatement of our financial statements resulting from the fraudulent actions of any officer.

Other Risk Mitigators

We pay incentive compensation only after our audited financial results are complete and the Compensation Committee has certified our performance results and the associated incentive awards. Additionally, we have stock ownership requirements for all of our officers that ensure the interests of our officers are aligned with the interests of our shareholders. We also prohibit officers from engaging in forms of hedging or monetization transactions involving the establishment of a short position in our securities and from entering into any arrangement that, directly or indirectly, involves the use of our securities as collateral for a loan.

Exclusion of Unusual Items

In measuring financial performance under our annual short- and long-term bonus plans, the Compensation Committee has discretion to adjust performance results that reflect significant transactions (such as acquisitions, divestitures, or newly-formed joint ventures) or other unusual items (such as pension plan contributions above required levels or the 2017 tax legislation) if such events were not anticipated at the time performance targets were initially established. We believe that allowing these exclusions ensures our executives will focus on the merits of proposed transactions for Cummins rather than worrying about the effect a proposed action may have on incentive compensation.

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As a result of its review, the Compensation Committee concluded that Cummins has a balanced executive compensation program that does not drive excessive financial risk-taking. We believe that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

Benefits

Our officers, including our Named Executive Officers, participate in the full range of health, welfare and retirement benefits and are covered by the same plans as other exempt employees. We target our total benefit package to be at the median of the market.

In addition to these benefits, our U.S. officers, including our Named Executive Officers, participate in a supplemental life insurance and deferred income program, which is designed to attract and retain key leadership talent in senior positions. This program provides additional life insurance equal to three times base salary while the officer is an active employee, and additional retirement payments, which are offset by and coordinated with payments from our regular retirement plans.

The supplemental retirement provision "tops up" the pension available from our regular pension plans to provide a total benefit based on a percentage of the officer's highest average consecutive 60-month base salary and annual bonus received during the last 10 years of employment. The total replacement formula is 2% for each of the first 20 years and 1% for each of the next 10 years, with a maximum 50% total benefit for all officers other than Mr. Linebarger, who is eligible for an additional 10% benefit.

Our U.S. officers, including our Named Executive Officers, are also eligible to participate in our non-qualified deferred compensation plan. This program is designed to provide financial planning opportunities for capital accumulation on a tax-deferred basis and to meet competitive market practice.

A majority of our employees, including our Named Executive Officers, are eligible to participate in our employee stock purchase plan. Under the employee stock purchase plan, each eligible employee may authorize the withholding of 1-15% of base pay each pay period to be used to purchase shares of our common stock for the employee's account on the open market. Cummins makes a matching contribution in cash in an amount sufficient to give employees a 10% discount on the purchase price of these shares.

Perquisites

Perquisites do not constitute a major element of our executive compensation program.

Our officers, including our Named Executive Officers, are entitled to the services of a financial counselor for estate- and tax-planning advice and tax return preparation. Cummins pays the fees for these services, which are detailed in the Summary Compensation Table.

Our officers, including our Named Executive Officers, may use our aircraft for reasonable personal use, following a prescribed approval process. The Compensation Committee reviews the level of usage annually. We believe that allowing our officers to use a company-owned plane for limited personal use saves time and provides additional security for them, which ultimately benefits Cummins. The aggregate incremental cost to us of such personal use by our Named Executive Officers is detailed in the Summary Compensation Table.

Executive physical examinations are available for all officers, including our Named Executive Officers. The Compensation Committee considers this practice to be good corporate governance and a direct benefit to Cummins' shareholders.

Compensation Recoupment

Our compensation awards are subject to our compensation recoupment, or "clawback," policy. This policy provides that, if any of our financial statements are required to be materially restated due to the fraudulent actions of any officer, the Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation other than base salary from the responsible officer with respect to any year for which our financial results are adversely affected by such restatement.

Cummins Inc.   |  2019  PROXY STATEMENT        39

Post-Employment Compensation and Change in Control Protections

We do not have formal severance agreements with any of our Named Executive Officers. However, we have a policy of paying severance under certain circumstances to officers whose employment is terminated, and certain of our plans provide for other benefits upon certain change-in-control events and terminations of employment. These arrangements are described in detail under "Potential Payments Upon Termination or Change in Control." The purposes of these benefits are to encourage our key executives to concentrate on taking actions that are in the best interests of our shareholders without regard to whether such actions may ultimately have an adverse impact on their job security, and to enable key executives to provide objective advice on any potential change in control without undue concern for their personal financial situations. The Compensation Committee periodically reviews and modifies these benefits to ensure they continue to meet these objectives.

In addition to a qualified change in control, payment under the plan requires termination without "cause" by the company or termination by the officer for "good reason" within two years of the change in control. Upon the occurrence of both triggering events, the following benefits would be provided to any affected Named Executive Officer:

For Our Chief Executive Officer	For Our Named Executive Officers (except our Chief Executive Officer)

■ Severance equal to three years' base salary plus three annual bonus payments calculated at a 1.0 payout factor	■ Severance equal to two years' base salary plus two annual bonus payments calculated at a 1.0 payout factor
■ Full vesting of certain insurance and retirement benefits	■ Full vesting of certain insurance and retirement benefits
■ Continuation for the three-year severance period of certain other benefits.	■ Continuation for the two-year severance period of certain other benefits.

In addition to the severance provisions of our change in control compensation protection arrangements, there are provisions within our long-term compensation plans that provide payment of outstanding awards in the event of a change in control without requiring actual or constructive termination of the officer. All stock-based awards under our long-term compensation plans provide for accelerated vesting upon a change in control only if the award holder's employment is also terminated by us without cause or by the award holder with good reason within two years after the change in control.

Our change in control compensation protection arrangements do not provide for tax gross-ups for excise taxes imposed because of the "golden parachute" excise tax provisions of Code Sections 280G and 4999. Instead, the arrangements provide that, if excise taxes are imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the Named Executive Officer's change in control compensation protections will either be cut back to below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the Named Executive Officer.

Confidentiality and Non-Compete Agreements

Each of our Named Executive Officers has signed an agreement not to disclose our confidential information or to accept employment with certain competitors during, and for 12 months after, the time the officer is employed by us.

Stock Ownership Requirements

The Compensation Committee believes our officers should own a significant amount of our stock in order to further link their economic interests to those of our shareholders. To underscore this, we require our officers to own a number of shares of our common stock having a total value equal to the following multiples of their respective base salaries:

Group	Stock Ownership Requirement

Chief Executive Officer	Five times (5x) base salary

Members of the Cummins Leadership Team (including all of the Named Executive Officers other than the Chief Executive Officer)	Three times (3x) base salary

All Other Officers	One time (1x) base salary

40        Cummins Inc.   |  2019  PROXY STATEMENT

An officer's direct and indirect ownership of our common stock counts toward the ownership requirements whereas unexercised stock options and unearned performance shares do not.

Because our stock value may vary, these ownership requirements are expressed as a set number of shares for defined bands of salary. The number of shares required is reviewed annually and established by the Compensation Committee based on the average market price of our stock over a three-year period.

Officers have five years from the date of their initial appointments to meet their ownership requirement. An officer whose salary increases to the level of a new salary band (and higher stock ownership requirement) will have three years from the date of such increase to achieve the new higher level. Subject to limited exceptions, officers may not sell any of our shares until they reach their stock ownership guideline, and then they may only sell our shares to the extent their stock ownership would not drop below their ownership requirement.

All of our Named Executive Officers are in compliance with their stock ownership requirements or still have time to meet their ownership requirement.

As described under "Director Compensation," we also have formal stock ownership guidelines for non-employee members of our Board. All of our non- employee directors have either satisfied this requirement or have additional time to do so.

Pledging and Hedging Policy

Officers and directors are prohibited from engaging in forms of hedging or monetization transactions involving the establishment of a short position in our common stock, such as zero-cost collars and forward sale contracts. They are also prohibited from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

Compensation Committee Report

The Compensation Committee of the Board of Directors reviewed and discussed the preceding Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for incorporation by reference into the company's Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully submitted,

GEORGIA R. NELSON, CHAIR
ROBERT K. HERDMAN
THOMAS J. LYNCH
WILLIAM I. MILLER

Cummins Inc.   |  2019  PROXY STATEMENT        41

The summary compensation table and supplemental tables on the following pages disclose compensation information for our Named Executive Officers during our last three completed fiscal years (or such shorter period for which the Named Executive Officer was a Named Executive Officer).

2018 SUMMARY COMPENSATION TABLE AND SUPPLEMENTAL TABLES

Name and Principal Position	Year	Annual Salary	(1) Bonus	(2) Stock Awards	(3) Option Awards	(4) Non-Equity Incentive Plan Compensation	(5) Change in Pension Value and Nonqualified Deferred Compensation Earnings	(6) All Other Compensation	Total Compensation

N. T. Linebarger,	2018	$1,442,500	$0	$2,384,204	$2,126,071	$6,574,400	$4,655,327	$109,476	$17,291,978

Chairman and Chief	2017	$1,375,000	$0	$2,805,420	$3,146,501	$5,662,700	$3,317,818	$80,222	$16,387,661

Executive Officer	2016	$1,375,000	$0	$2,277,822	$3,332,840	$3,106,075	$3,237,838	$90,281	$13,419,856

P. J. Ward,	2018	$744,000	$0	$671,565	$598,884	$1,920,240	$448,815	$27,709	$4,411,213

Vice President and	2017	$726,000	$0	$824,636	$925,267	$1,729,100	$1,164,899	$24,983	$5,394,885

Chief Financial Officer	2016	$726,000	$0	$669,601	$980,500	$883,470	$942,488	$27,774	$4,229,833

R. J. Freeland,	2018	$874,000	$0	$1,007,348	$898,325	$2,391,220	$1,421,764	$29,613	$6,622,270

President and	2017	$848,000	$0	$1,031,831	$1,156,862	$2,328,000	$517,166	$27,575	$5,909,434

Chief Operating Officer	2016	$848,000	$0	$837,492	$1,225,309	$1,137,920	$563,081	$31,214	$4,643,016

L. L. Satterthwaite,	2018	$584,500	$0	$419,362	$374,216	$1,309,955	$289,762	$20,195	$2,997,990

Vice President and President	2017	$570,000	$0	$515,225	$578,246	$1,270,400	$546,521	$45,543	$3,525,935

—Distribution Business	2016	$570,000	$0	$418,255	$612,654	$677,600	$422,012	$62,984	$2,763,505

M. M. Rose,	2018	$650,000	$0	$419,362	$374,216	$1,293,200	$606,583	$25,279	$3,368,640

Vice President and	2017	$634,000	$0	$475,167	$532,001	$1,344,100	$1,097,698	$24,187	$4,107,153

Chief Administrative Officer	2016	$634,000	$0	$384,873	$563,642	$684,740	$931,465	$35,574	$3,234,294

(1)
Our annual bonuses are performance based, not discretionary, and are therefore included as Non-Equity Incentive Plan Compensation in the table above.

(2)
The Stock Awards column represents the fair value on the grant date, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which we refer to as ASC Topic 718, for stock awards, which were made pursuant to the 2012 Omnibus Incentive Plan, based upon the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Reports on Form 10-K in Note 16 to the Consolidated Financial Statements for 2018. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Performance shares are earned based on our financial performance over a three-year period, and the shares earned are not restricted after the performance period. The maximum values of the 2018 awards at the grant date assuming that the highest level of performance conditions are attained, are as follows: N. T. Linebarger—$4,768,408; P. J. Ward—$1,343,131; R. J. Freeland—$2,014,696; L. L. Satterthwaite—$838,724; M.M. Rose—$838,724.

(3)
The Option Awards column represents the fair value on the grant date computed in accordance with ASC Topic 718 for option awards, which were made pursuant to the 2012 Omnibus Incentive Plan. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 16 to the Consolidated Financial Statements for our fiscal year ended December 31, 2018. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

42        Cummins Inc.   |  2019  PROXY STATEMENT

(4)
The amounts shown in this column for 2018 consist of (i) payments made in March 2019 under the Annual Bonus Plan for 2018 performance and (ii) payments for the performance cash component of our long-term incentive compensation program, which were paid in March 2019 based on our 2016-2018 performance. The payments for each Named Executive Officer from these sources were:

	N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose

Annual Bonus Plan	$3,231,200	$937,440	$1,162,420	$695,555	$728,000

Performance Cash	$3,343,200	$982,800	$1,228,800	$614,400	$565,200

TOTAL	$6,574,400	$1,920,240	$2,391,220	$1,309,955	$1,293,200

(5)
The aggregate changes during 2018 in the actuarial present value of each Named Executive Officer's pension plans and the above market earnings on non-qualified deferred compensation are as follows:

	N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose

Cummins Pension Plan (Qualified)	$23,918	$12,311	$49,000	$13,321	$25,165

Excess Benefit Retirement Plan (Non-qualified)	$349,830	$101,885	$192,000	$103,818	$96,125

Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	$4,210,336	$334,619	$1,097,470	$172,623	$420,745

Sub-total	$4,584,084	$448,815	$1,338,470	$289,762	$542,035

Above-market earnings on non-qualified deferred compensation	$71,243	$0	$83,294	$0	$64,548

TOTAL	$4,655,327	$448,815	$1,421,764	$289,762	$606,583

The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column and in the table immediately above reflect our Named Executive Officers' years of credited service under our pension plans. "Above-market" is defined as the amount of earnings that exceeded 120% of the applicable federal long-term rate. The present value of the benefits depends in part on the interest rate used to discount the future benefits under the Plan to their present value.

(6)
This column consists of the following for 2018:

	N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose

Financial Counseling	$12,060	$13,400	$12,060	$6,000	$12,060

Personal use of Company Aircraft	$77,070	$0	$0	$0	$0

Life Insurance Costs	$10,221	$4,184	$7,428	$4,070	$3,094

Company Contributions under the Retirement and Savings Plan	$10,125	$10,125	$10,125	$10,125	$10,125

TOTAL	$109,476	$27,709	$29,613	$20,195	$25,279

Personal Use of Company Aircraft was calculated using an average indicated hourly cost of $2,518.63, which is the incremental cost incurred by the company. This cost is calculated based on the company's annual average fuel cost and other expenses derived from published industry averages.

Cummins Inc.   |  2019  PROXY STATEMENT        43

The following table complements the disclosures set forth in columns captioned Non-Equity Incentive Plan Compensation, Stock Awards and Option Awards in the Summary Compensation Table.

GRANTS OF PLAN-BASED AWARDS IN 2018

						Estimated Future Payouts
			Estimated Future Payouts Under			Under Equity Incentive Plan				All Other
			Non-Equity Incentive Plan Awards			Awards			All Other	Option	(5)

Name	Grant Date	Date of Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock Awards: Number of Shares or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards

N. T. Linebarger	N/A	N/A(1)	$230,800	$2,308,000	$4,616,000

	N/A	N/A(2)	$290,800	$2,908,000	$5,816,000

	4/3/18	2/12/18(3)				1,626	16,260	32,520				$2,384,204

	4/3/18	2/12/18(4)							0	61,700	$160.10	$2,126,071

P. J. Ward	N/A	N/A(1)	$66,960	$669,600	$1,339,200

	N/A	N/A(2)	$81,900	$819,000	$1,638,000

	4/3/18	2/12/18(3)				458	4,580	9,160				$671,565

	4/3/18	2/12/18(4)							0	17,380	$160.10	$598,884

R. J. Freeland	N/A	N/A(1)	$83,030	$830,300	$1,660,600

	N/A	N/A(2)	$122,900	$1,229,000	$2,458,000

	4/3/18	2/12/18(3)				687	6,870	13,740				$1,007,348

	4/3/18	2/12/18(4)							0	26,070	$160.10	$898,325

L. L. Satterthwaite	N/A	N/A(1)	$49,685	$496,825	$993,650

	N/A	N/A(2)	$51,200	$512,000	$1,024,000

	4/3/18	2/12/18(3)				286	2,860	5,720				$419,362

	4/3/18	2/12/18(4)							0	10,860	$160.10	$374,216

M. M. Rose	N/A	N/A(1)	$52,000	$520,000	$1,040,000

	N/A	N/A(2)	$51,200	$512,000	$1,024,000

	4/3/18	2/12/18(3)				286	2,860	5,720				$419,362

	4/3/18	2/12/18(4)							0	10,860	$160.10	$374,216

(1)
Named Executive Officers participate in the annual bonus plan, as described in the Compensation Discussion and Analysis. The payout is calculated based on a formula approved by the Compensation Committee annually. Each participant is assigned a participation rate as a percent of salary. For purposes of this plan, our performance is measured by ROANA as defined by the plan. The annual bonus is calculated as follows:

(Annual Bonus) equals (Annual Base Salary Paid for calendar year) times (participation percentage assigned to each position) times (Payout Factor)

The Payout Factor can range from zero to 2.0, in increments of 0.1.

(2)
In 2018, we made target performance cash awards, expressed as dollar amounts, as part of our long-term incentive compensation program under our 2012 Omnibus Incentive Plan. A multiple of the target award is earned based on our 2018-2020 performance for Return on Invested Capital (ROIC), weighted at 80%, and EBITDA, weighted at 20%, The amount earned and paid under the three-year target award can range from zero to 200% of the target award amount. The target award will be earned if our ROIC and EBITDA levels for 2018-2020 are equal to the targeted ROIC and EBITDA levels established for that period as described in the Compensation Discussion and Analysis. The Threshold Payment (10% of the target award) will be earned if our ROIC is 70% of the targeted ROIC for the period and EBITDA is 85% of the targeted EBITDA for the period. The maximum payment (200% of the target award) will be earned if our ROIC is 30% above the targeted ROIC for the period and EBITDA is 15% above the targeted EBITDA for the period. To the extent earned, the payments will be made in March 2021.

(3)
In 2018, we made target awards of performance shares under our 2012 Omnibus Incentive Plan. The awards are expressed as a target number of shares of our Common Stock. Shares are earned based on our ROIC and EBITDA performance during 2018-2020, based on the same measures as established for the target performance cash awards. The number of shares earned can range from zero to 200% of the target award number of shares. The target award number of shares will be earned if our ROIC and EBITDA for 2018-2020 are equal to the targeted ROIC and EBITDA levels established for the period as described in the Compensation Discussion and Analysis. Dividends are payable only at the conclusion of the performance period on the shares that become earned.

(4)
We awarded stock options under our 2012 Omnibus Incentive Plan. The options were granted on April 3, 2018 at a grant price of $160.10, which was equal to the unadjusted closing market price of our Common Stock on the grant date. The options are not exercisable until April 3, 2021 (or upon the recipient's earlier retirement, death or disability) so long as the recipient is continuously employed by us or a subsidiary until such date, vest on the same schedule and expire on the earliest of April 3, 2028, five years after retirement or disability, or one year after death.

(5)
The April 3, 2018 grant date fair value for performance shares, based upon probable outcome of the performance conditions to which they are subject, is $146.63/share, which is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under ASC Topic 718 (excluding the effect of estimated forfeitures). The April 3, 2018 grant date fair value for stock option awards was the Black-Scholes value at grant date which was $34.4582/share.

44        Cummins Inc.   |  2019  PROXY STATEMENT

The following two tables are intended to enhance understanding of equity compensation that has been previously awarded, including awards that remained outstanding, as of December 31, 2018, and amounts realized on equity compensation during the last year as a result of the vesting or exercise of equity awards.

OUTSTANDING EQUITY AWARDS AT 2018 YEAR-END

	OPTION AWARDS						STOCK AWARDS

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

N.T. Linebarger	0		61,700	(1)	$160.10	4/3/2028	73,140	(4)	$9,774,430	(5)

	0		85,050	(2)	$149.72	4/3/2027

	0		131,920	(3)	$109.09	4/4/2026

	60,780	(6)	0		$136.82	4/2/2025

	44,890	(7)	0		$149.34	4/2/2024

	60,100	(8)	0		$111.84	4/2/2023

	37,510	(9)	0		$120.28	4/2/2022

	13,040	(10)	0		$119.77	5/2/2021

	16,360	(11)	0		$58.115	3/1/2020

P.J. Ward	0		17,380	(1)	$160.10	4/3/2028	21,100	(4)	$2,819,804	(5)

	0		25,010	(2)	$149.72	4/3/2027

	0		38,810	(3)	$109.09	4/4/2026

	15,420	(6)	0		$136.82	4/2/2025

	11,220	(7)	0		$149.34	4/2/2024

	15,020	(8)	0		$111.84	4/2/2023

	11,030	(9)	0		$120.28	4/2/2022

R.J. Freeland	0		26,070	(1)	$160.10	4/3/2028	28,680	(4)	$3,832,795	(5)

	0		31,270	(2)	$149.72	4/3/2027

	0		48,500	(3)	$109.09	4/4/2026

	22,340	(6)	0		$136.82	4/2/2025

	1,960	(12)	0		$154.20	7/16/2024

	12,290	(7)	0		$149.34	4/2/2024

	16,450	(8)	0		$111.84	4/2/2023

	11,030	(9)	0		$120.28	4/2/2022

	8,150	(10)	0		$119.77	5/2/2021

Cummins Inc.   |  2019  PROXY STATEMENT        45

L. L. Satterthwaite	0		10,860	(1)	$160.10	4/3/2028	13,180	(4)	$1,761,375	(5)

	0		15,630	(2)	$149.72	4/3/2027

	0		24,250	(3)	$109.09	4/4/2026

	11,170	(6)	0		$136.82	4/2/2025

	8,910	(7)	0		$149.34	4/2/2024

	11,920	(8)	0		$111.84	4/2/2023

	9,190	(9)	0		$120.28	4/2/2022

	8,150	(10)	0		$119.77	5/2/2021

	8,450	(11)	0		$58.115	3/1/2020

M.M. Rose	0		10,860	(1)	$160.10	4/3/2028	12,600	(4)	$1,683,864	(5)

	0		14,380	(2)	$149.72	4/3/2027

	0		22,310	(3)	$109.09	4/4/2026

	10,280	(6)	0		$136.82	4/2/2025

	8,190	(7)	0		$149.34	4/2/2024

(1)
These stock options were granted on April 3, 2018 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(2)
These stock options were granted on April 3, 2017 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(3)
These stock options were granted on April 4, 2016 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(4)
Target awards of performance shares were granted in April 2017 and April 2018 to be earned in a multiple ranging from zero to two times the target awards, based on our performance during 2017-2019 and 2018-2020, respectively. The performance shares earned from the April 2017 grant will be awarded in March 2020 and the performance shares earned from the April 2018 grant will be awarded in March 2021. Performance for the 2017-2019 period in the aggregate, as well as for 2018 alone, were above target; therefore, the maximum amounts are shown for both the April 2017 grant and the April 2018 grant.

(5)
The price per share used to calculate the market value was $133.64, the unadjusted closing price of our Common Stock on the NYSE on December 31, 2018, the last trading day of the year.

(6)
These stock options were granted on April 2, 2015 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(7)
These stock options were granted on April 2, 2014 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

(8)
These stock options were granted on April 2, 2013 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(9)
These stock options were granted on April 2, 2012 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(10)
These stock options were granted on May 2, 2011 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(11)
These stock options were granted on March 1, 2010 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(12)
These stock options were granted on July 16, 2014 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date.

46        Cummins Inc.   |  2019  PROXY STATEMENT

The outstanding awards of performance shares as of December 31, 2018 for the 2017-2019 and the 2018-2020 award cycles, shown at maximum, were as follows:

Name	Grant Year	Number of Units of Performance Shares

N. T. Linebarger	2018	32,520

	2017	40,620

P. J. Ward	2018	9,160

	2017	11,940

R. J. Freeland	2018	13,740

	2017	14,940

L. L. Satterthwaite	2018	5,720

	2017	7,460

M. M. Rose	2018	5,720

	2017	6,880

OPTION EXERCISES AND STOCK VESTED IN 2018

	OPTION AWARDS		STOCK AWARDS

Name	(1) Number of Shares Acquired on Exercise (#)	(2) Value Realized on Exercise ($)	(3) Number of Shares Acquired on Vesting (#)	(4) Value Realized on Vesting ($)

N. T. Linebarger	24,830	$2,781,705	12,719	$2,046,360

P. J. Ward	0	$0	3,227	$519,192

R. J. Freeland	0	$0	4,676	$752,322

L. L. Satterthwaite	830	$103,260	2,338	$376,161

M. M. Rose	23,540	$857,653	2,149	$345,753

(1)
Represents the gross number of shares acquired upon exercise of vested options without taking into account any shares that may be withheld to cover option exercise price or applicable tax obligations.

(2)
Represents the value of exercised options calculated by multiplying (i) the number of shares of our Common Stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our Common Stock on the NYSE on the date of exercise and the exercise price of the options.

(3)
Target awards of performance shares were granted in April 2015 to be earned in a multiple ranging from zero to two times the target award, based on our performance during 2015-2017. These performance shares were earned and became vested on March 1, 2018.

(4)
The values realized on vesting for the performance shares were calculated using the unadjusted closing price of our Common Stock on March 1, 2018 ($160.89).

Cummins Inc.   |  2019  PROXY STATEMENT        47

PENSION BENEFITS FOR 2018

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

N. T. Linebarger	Cummins Pension Plan (Qualified)	25	$607,742	$0

	Excess Benefit Retirement Plan (Non-qualified)	25	$2,140,704	$0

	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	25	$28,351,869	$0

P. J. Ward	Cummins Pension Plan (Qualified)	31	$564,815	$0

	Excess Benefit Retirement Plan (Non-qualified)	31	$692,415	$0

	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	31	$7,839,112	$0

R. J. Freeland	Cummins Pension Plan (Qualified)	40	$892,000	$0

	Excess Benefit Retirement Plan (Non-qualified)	40	$1,237,000	$0

	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	40	$10,681,411	$0

L. L. Satterthwaite	Cummins Pension Plan (Qualified)	30	$665,863	$0

	Excess Benefit Retirement Plan (Non-qualified)	30	$556,074	$0

	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	30	$6,969,533	$0

M. M. Rose	Cummins Pension Plan (Qualified)	21	$427,797	$0

	Excess Benefit Retirement Plan (Non-qualified)	21	$684,274	$0

	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	21	$6,400,471	$0

CUMMINS PENSION PLAN

The Cummins Pension Plan is a tax-qualified cash balance pension plan. Participants receive pay credits equal to 6% of total monthly pay, defined as base salary and annual bonus payments. Individual accounts are maintained for each participant. The accounts receive interest credits equal to the 30-year Treasury bond rate plus 1%. Participants are 100% vested in the Cummins Pension Plan benefit upon attaining three years of service.

EXCESS BENEFIT RETIREMENT PLAN

The Excess Benefit Retirement Plan provides non-qualified pension benefits in excess of limitations imposed by the Code on the benefits provided by the Cummins Pension Plan formula. It preserves the total benefit payable under the Cummins Pension Plan formula.

SUPPLEMENTAL LIFE INSURANCE AND DEFERRED INCOME PLAN ("SERP")

The Supplemental Life Insurance and Deferred Income Plan provides a Supplemental Executive Retirement Plan ("SERP") Life Annuity benefit to our officers who participate in the Cummins Pension Plan.

The SERP benefit is based on a percentage of the highest 60 consecutive months of total compensation during the final 120 months of the participant's career. Total Compensation for calculation of five year average pay is defined as base salary and annual bonus payments.

The SERP benefit percentage is calculated as 2% of the participant's five year average pay for each of the first 20 years of service plus 1% of the participant's five year average pay for each of the next 10 years of service. The maximum is a 50%

48        Cummins Inc.   |  2019  PROXY STATEMENT

benefit after 30 years of service, except that an officer who is among our two highest paid Named Executive Officers at the time of retirement will receive an annual benefit equal to an additional 10%. In December 2011, the Compensation Committee discontinued this additional benefit for all future participants in the plan but grandfathered the benefit for a limited number of existing participants, including Mr. Linebarger.

The retirement benefit under the SERP is offset by the highest combined annuity available from the Cummins Pension Plan and the Excess Benefit Retirement Plan, thus topping up the benefits available from those plans to total the target retirement benefit.

Officers who were participants in the plan prior to 2006 whose service and age total 80 (minimum age 55 and 20 years of service), or have at least 30 years of service, regardless of age, would qualify for immediate unreduced commencement of life annuity benefits. [Therefore, Mr. Linebarger, Mr. Freeland, and Mr. Satterthwaite qualified, as of December 31, 2018, for immediate commencement of unreduced benefits.]

Otherwise, after retirement or termination of employment, unreduced benefits may be commenced at age 60. Retired or terminated vested employees who do not qualify for unreduced benefits under the age and service conditions described in the previous paragraph may commence benefits as early as age 55, and the life annuity benefit would be reduced by .333% for each month the participant's age at commencement preceded 60.

Vesting for the SERP benefit is 25% after five years of service, increasing in 15% annual increments, with 100% vesting after 10 years of service. The life annuity benefit is a 15-year certain payment, with a 50% benefit for surviving spouse or domestic partner.

The SERP benefit accrued for service prior to 2005 may be elected as a lump sum payment. Benefits accrued after 2005 are subject to the provisions of Internal Revenue Code Section 409A, which preclude election of a lump sum distribution of such benefits at the time permitted for benefits accrued for service prior to 2005.

The actuarial table used to calculate a lump sum payment under the SERP is the same as that used to make such calculations under the qualified Cummins Pension Plan, and the interest rate used is the rate used by the Pension Benefit Guaranty Corporation.

Accelerated SERP Formula for Executives Hired Mid-Career

For some officers who joined our company mid-career, the SERP benefit is calculated at an accelerated rate, requiring one-half the service necessary for other participants.

The accelerated formula provides a target benefit based on 4% for the first 10 years and 2% for the next five years of service, with a maximum of 50% of Five Year Average Pay after fifteen years of service. Eligibility for immediate commencement of unreduced benefits is achieved when age and service total 70 (minimum age 58 and 10 years of service). Otherwise, for participants who are no longer our employees, unreduced benefits may commence at age 60 or as early as age 55, but reduced .333% for each month age at commencement precedes age 60.

Non-Qualified Deferred Compensation Plan

Our Deferred Compensation Plan permits deferral of up to 100% of base salary, annual bonus, and/or performance cash awards under our long-term incentive compensation program. Each of our NEOs' Deferred Compensation Plan account balances earn income based on the performance of the investment option(s) that the NEO selects for his or her account.

Investment options within our Deferred Compensation Plan are substantially similar to the investment choices available in our 401(k) plan. However, participants may also have a balance in other legacy investment options: the 10-Year Treasury Bill + 4% and the 10-Year Treasury Bill + 2%.

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The investment options within our Deferred Compensation Plan had the following annual returns in 2018:

Account Crediting Option	2018 Annual Return

Standard & Poor's 500 Index	–6.24%

Barclays Capital US Government / Credit Bond Index	–0.44%

10-Year Treasury Bill + 2%	4.87%

10-Year Treasury Bill + 4%	6.87%

Advisor Managed Portfolio – Conservative Allocation	–2.79%

Advisor Managed Portfolio – Moderate Allocation	–5.68%

Advisor Managed Portfolio – Moderate Growth Allocation	–7.86%

Advisor Managed Portfolio – Growth Allocation	–9.61%

Advisor Managed Portfolio – Aggressive Allocation	–11.10%

American Funds IS International – Class 1	–12.94%

Deutsche Small Cap Index VIP – Class A Shares	11.19%

Thrivent Series Small Cap Index	–19.46%

DFA VA U.S. Large Value	–12.12%

DFA VA U.S. Targeted Value	–15.87%

Fidelity VIP Index 500 – Initial Class	–4.49%

Fidelity VIP Gov't Money Market – Initial Class	1.65%

Lord Abbett Series Developing Growth – Class VC	4.88%

LVIP SSgA Bond Index – Standard Class	–0.32%

LVIP SSgA International Index – Standard Class	–13.70%

PIMCO VIT Total Return – Admin Shares	–0.53%

T. Rowe Price Blue Chip Growth	1.92%

Investment options may be changed monthly. At the time of the election to defer, the participant chooses the time and the form of distribution. The participant may elect to have distributions begin on a specified date or following retirement. Distributions will also commence on any other separation from service, or upon death or a change of control.

50        Cummins Inc.   |  2019  PROXY STATEMENT

NON-QUALIFIED DEFERRED COMPENSATION IN 2018

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year ($)	(1) Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	(2) Aggregate Balance at Last Fiscal Year End ($)

N. T. Linebarger	$0	$0	$278,074	$0	$5,477,937

P. J. Ward	$0	$0	$11,548	$1,135,170	$205,938

R. J. Freeland	$0	$0	$297,973	$0	$5,695,042

L. L. Satterthwaite	$0	$0	$(5,039)	$0	$392,362

M. M. Rose	$0	$0	$153,440	$0	$2,387,929

(1)
Amounts included in the above table that were also reported in the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column of the Summary Compensation Table as "Above-market earnings" for the Non-Qualified Deferred Compensation Plan for each Named Executive Officer are: N. T. Linebarger $71,243; P. J. Ward $0; R. J. Freeland $83,294; L. L. Satterthwaite $0; M. M. Rose $64,548.

(2)
Amounts included in this column that have been reported in the Summary Compensation Table since 2006 for each Named Executive Officer are: N. T. Linebarger $3,852,322; P. J. Ward $1,298,190; R. J. Freeland $2,423,962; L. L. Satterthwaite $386,967; M. M. Rose $253,450.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments upon a Change in Control without a Qualified Termination or upon a Qualified Termination following a Change in Control

In the event of a change in control of our company or certain terminations of employment within two years after a change in control, we will provide benefits to certain executives, including our Named Executive Officers.

Upon a change in control, outstanding equity-based awards would not automatically become immediately vested and exercisable. Instead, two events (i.e., a so-called "double trigger") are required to trigger accelerated vesting and exercisability: both a change in control and termination without "cause" by the company or termination by the officer with "good reason" within two years of the change in control.

Upon a termination of employment without "cause" by the company or for "good reason" by the officer following a change in control, our Named Executive Officers, except our Chief Executive Officer, would be entitled to two years' salary plus two annual bonus payments calculated using a 1.0 payout factor. Our Chief Executive Officer would be entitled to three years' salary plus three annual bonus payments. We would also provide for the full vesting of certain insurance and retirement benefits. Additionally, the Named Executive Officers, other than our Chief Executive Officer, would receive a payment equal in value to two years' additional participation under our tax-qualified and nonqualified pension plans as well as two years' continued participation in other employee benefit plans, and our Chief Executive Officer would receive a payment equal in value to three years' additional participation under our tax-qualified and nonqualified pension plans as well as three years' continued participation in other employee benefits plans.

Outstanding awards of performance cash and performance shares would be paid at target level as of the date of the change in control and all outstanding options and restricted stock awards would vest in full and be paid in cash. The value of supplemental and excess retirement (non-qualified) benefits would also be paid in cash. All amounts of compensation deferred under our Deferred Compensation Plan would be paid in cash. Our change in control arrangements with our Named Executive Officers do not entitle them to gross-up payments for taxes resulting from the application of the "golden parachute" excise tax provisions of Code Sections 280G and 4999. Instead, the arrangements reflect a "best net of taxes" approach under which, if excise taxes are imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the Named Executive Officer's change in control compensation protections will be either cut back, to a level below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the Named Executive Officer.

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"Change in control" is generally defined as a consolidation or merger in which we are not the continuing or surviving corporation or in which our shares are converted; a sale, lease, exchange or transfer of substantially all of our assets; approval by our shareholders of a plan or proposal to liquidate or dissolve our company; the acquisition by a person of 25% or more of our voting power; or a majority change in the composition of our Board in a two-year period under specified circumstances where the nomination or election of the new directors is not approved by a supermajority of the directors prior to the change.

Termination for "cause" means a termination of the officer's employment by us due to the officer's willful and continued failure to perform his or her duties with us (after notice and an opportunity to cure), other than due to incapacity due to illness, or due to the officer's conviction of a felony.

Termination for "good reason" generally means a termination by the officer within 90 days following specified adverse changes in the officer's employment circumstances such as the assignment of duties not consistent with the officer's position, certain relocations of the officer's location of employment or reductions in compensation.

The payments to each of our Named Executive Officers, assuming that all triggering events occurred on December 31, 2018, are estimated in the table below. Amounts actually received, should any of the triggering events occur, may vary.

Payments		N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose

Severance	(1)	$11,778,000	$2,895,600	$3,510,000	$2,216,300	$2,397,600

Unvested Stock Option Spread	(2)	$3,238,636	$952,786	$1,190,675	$595,338	$547,711

Unvested Restricted Stock	(3)	$0	$0	$0	$0	$0

Unvested Performance Cash	(4)	$8,480,000	$2,457,000	$3,277,000	$1,536,000	$1,454,000

Unvested Performance Shares	(5)	$7,987,663	$2,321,327	$3,056,347	$1,449,994	$1,365,801

Retirement Benefit Payment	(6)	$7,576,292	$475,846	$1,114,153	$887,432	$726,585

Welfare Benefit Values	(7)	$34,800	$23,200	$23,200	$23,200	$23,200

Financial Advisory and 401(k) Benefit	(8)	$66,555	$44,370	$44,370	$44,370	$44,370

Reduction due to Best Net of Taxes Provision	(9)	$0	$0	$(2,132,231)	$0	$0

Aggregate Payments		$39,161,946	$9,170,128	$10,083,514	$6,752,634	$6,559,266

(1)
Severance payment equal to three times annual base salary at the time of the termination, plus three annual bonus payments at a 1.0 payout factor for Mr. Linebarger as Chief Executive Officer. For the other Named Executive Officers, two times the Named Executive Officer's annual base salary at the time of the termination, plus two annual bonus payments at a 1.0 payout factor.

(2)
Total value of unvested stock options that would become vested upon a change in control, assuming a share price of $133.64 and a change in control date of December 31, 2018.

(3)
Total value of unvested restricted stock that would become vested upon a change in control, assuming a share price of $133.64 and a change in control date of December 31, 2018.

(4)
Payouts of all of the performance cash awards for the 2016-2018, 2017-2019, and 2018-2020 award cycle at the target level.

(5)
Payouts of all of the performance share awards for the 2016-2018, 2017-2019, and 2018-2020 award cycle at the target level assuming a $133.64 share price for all performance shares.

(6)
Incremental actuarial value attributable to retirement for three years of additional service for Mr. Linebarger or two years for the other Named Executive Officers.

(7)
Estimated value associated with the continuation of life insurance, medical, dental, and disability benefits for three years for Mr. Linebarger or two years for the other Named Executive Officers following termination.

(8)
The calculation of the Financial Advisory and 401(k) Benefit is equal to three times the maximum annual financial advisory benefit, plus three times the annual Company Contribution under the Retirement and Savings Plan for Mr. Linebarger as Chief Executive Officer. For the other Named Executive Officers, the Financial Advisory and 401(k) Benefit is equal to two times the maximum annual financial advisory benefit, plus two times the annual Company Contribution under the Retirement and Savings Plan.

(9)
The calculation of the Reduction due to Best Net of Taxes Provision is based upon a Code Section 280G excise tax rate of 20% and the highest marginal income tax rates for 2018. Furthermore, it was assumed that no value will be attributed to reasonable compensation. At the time of any change in control, a value may be so attributed, which would affect whether a reduction would be triggered and the amount of any such reduction.

52        Cummins Inc.   |  2019  PROXY STATEMENT

Potential Payments upon Termination of Employment Other than Following a Change in Control

The following tables summarize the estimated payments to be made to Named Executive Officers under provisions of plans or established practice in the event of termination of employment including resignation, involuntary termination, involuntary termination for cause, retirement, death and disability other than following a change in control.

Termination for cause includes, and is not limited to: violation of our Treatment of Others Policy, violation of the Code of Business Conduct, theft or other acts of dishonesty, willful destruction of our property, refusal to obey a supervisor's reasonable instructions, conduct endangering the safety of employees or co-workers, falsification of our documents, or violation of our other rules or policies.

We only report amounts where vesting requirements are waived and/or time of payment is accelerated, or benefits that are not generally available to our other exempt employees. Also, information is not repeated that is disclosed previously under the Pension Benefits Table, the Deferred Compensation Table, or the Outstanding Equity Awards Table, except to the extent that the amounts payable to the Named Executive Officer would be enhanced by the termination event described.

The amounts shown assume the terminating event occurred on the last business day of 2018, and that the price per share of our Common Stock is the closing price as of that date, $133.64

Severance

We do not have formal severance agreements with any of our Named Executive Officers. However, the Committee has established a policy that any of our Named Executive Officers, if terminated by us other than for cause, will generally be entitled to receive up to 12 months' base salary as severance, paid as salary continuation, and a pro-rated portion of his or her annual bonus for the portion of the year prior to termination, payable at the normal time and using the same payout factors as for all other participants. All of these elements would require a signed release of claims agreement.

Accelerated Vesting of Long-Term Grants

As described elsewhere in this proxy statement, currently we provide annual target award grants of performance cash, performance shares and stock options. The grants are based on a three-year performance period.

Performance Cash

If a participant's employment with us terminates during the first year of an award cycle, other than by reason of retirement, death or disability, the participant will not receive any payout for that award cycle. If a participant's employment terminates during the second year of an award cycle other than by reason of retirement, death or disability, the Compensation Committee, in its discretion, may determine whether the participant will receive a proportionate payout of any payment with respect to the award cycle based on the period of employment during the cycle.

If a participant retires, dies or becomes disabled during an award cycle, the participant or such participant's estate, as the case may be, will receive a proportionate share of any payment with respect to the award cycle based on the period of employment during the cycle, regardless of the length of time of such employment. In the case of retirement the proportionate share of the payment will be based on the actual payout factor. In the case of death or disability, the payment depends on when the death or disability occurs. If the death or disability occurs in year one of the performance period, the payout is based on an assumed payout factor of 1.0. If the death or disability occurs in year two, the payout factor is based on the actual year one performance and an assumed payout factor of 1.0 for years two and three. If death or disability occurs in year three, the payout factor is made on the normal payout cycle according to the actual payout factor.

2016-2018 AWARD CYCLE GRANTS

Since the entire 2016-2018 award cycle was completed as of the assumed December 31, 2018 date of the termination, all active participants would have been entitled to the payment at the normal time in March 2019. Since there would be no special acceleration, the amounts of these payments are not shown on the tables.

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2017-2019 AWARD CYCLE GRANTS

Since the termination event is assumed to occur on December 31, 2018, which was the end of the second year of the 2017-2019 award cycle, the Committee has the discretion to award two-thirds of the target award for the 2017-2019 award cycle. For purposes of this table, two-thirds of the target awards for the 2017-2019 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

2018-2020 AWARD CYCLE GRANTS

Since the termination event is assumed to occur on December 31, 2018, which was the end of the first year of the 2018-2020 award cycle, the Committee has the discretion to award one-third of the target award for the 2018-2020 award cycle. For purposes of this table, one-third of the target awards for the 2018-2020 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

Performance Shares

If a participant's employment with us terminates during the first year of an award cycle, other than by reason of retirement, death or disability, the participant will not receive any performance shares for that award cycle. If a participant's employment terminates during the second year of an award cycle other than by reason of retirement, death or disability, the Compensation Committee, in its discretion, may determine whether the participant will receive a proportionate payout of any performance shares with respect to the award cycle based on the period of employment during the cycle.

If a participant retires, dies or becomes disabled during an award cycle, the participant or such participant's estate, as the case may be, will receive a proportionate number of any performance shares earned with respect to the award cycle based on the period of employment during the cycle, regardless of the length of time of such employment. In the case of retirement, the proportionate number will be based on the actual payout factor. In the case of death or disability, the number depends on when the death or disability occurs. If the death or disability occurs in year one of the performance period, the number of shares earned is based on an assumed payout factor of 1.0. If the death or disability occurs in year two, the number of shares earned is based on the actual year one performance and an assumed payout factor of 1.0 for years two and three. If death or disability occurs in year three, the number of shares earned is determined on the normal payout cycle according to the actual payout factor.

2016-2018 AWARD CYCLE GRANTS

Since the entire 2016-2018 award cycle was completed as of the assumed December 31, 2018 date of the termination, participants would have earned performance shares at the normal time in March 2019. Since there would be no special acceleration, the amounts of the awards are not shown on the tables.

2017-2019 AWARD CYCLE GRANTS

Performance shares would become earned based on our performance during 2017-2019 and paid out in unrestricted shares in March 2020. Since the shares were not yet earned, it is assumed no payments were accelerated on a termination other than a retirement, death or disability. For purposes of this table, two-thirds of the target awards for the 2017-2019 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

2018-2020 AWARD CYCLE GRANTS

Performance shares would become earned based on our performance during 2018-2020 and paid out in unrestricted shares in March 2021. Since the shares were not yet earned, it is assumed no payments were accelerated on a termination other than a retirement, death or disability. For purposes of this table, one-third of the target awards for the 2018-2020 award cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

54        Cummins Inc.   |  2019  PROXY STATEMENT

Stock Options

2016-2018 AWARD CYCLE GRANTS

Stock options were granted on April 4, 2016 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or April 4, 2019, or upon the recipient's earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event. Accordingly, the value of the accelerated vesting is shown only in the columns relating to a termination for retirement, death or disability.

2017-2019 AWARD CYCLE GRANTS

Stock options were granted on April 3, 2017 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or April 3, 2020, or upon the recipient's earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event. Accordingly, the value of the accelerated vesting is shown only in the columns relating to a termination for retirement, death or disability.

2018-2020 AWARD CYCLE GRANTS

Stock options were granted on April 3, 2018 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or April 3, 2021, or upon the recipient's earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event. Accordingly, the value of the accelerated vesting is shown only in the columns relating to a termination for retirement, death or disability.

Executive Life Insurance

Each of the Named Executive Officers participates in the Supplemental Life Insurance and Deferred Income Program, whereby officers are eligible for life insurance equal to three times base salary. Since this is a program not participated in by non-officer employees, the values of this incremental coverage are shown in the table.

Outplacement, Welfare Benefits, and Financial Counseling

Outplacement assistance and welfare benefits will be provided only in the case of involuntary not-for-cause termination. Financial counseling support will not be provided in cases of voluntary termination and termination for cause.

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The payments to each of our Named Executive Officers, assuming that the triggering event occurred on December 31, 2018, are estimated in the table below. Amounts actually received should any of the triggering events occur may vary.

N.T. Linebarger	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability

Severance	$0	$1,510,000	$0	$0	$0	$0

Accelerated Vesting of Long-Term Grants:

Performance Cash 2017-2019 Award Cycle	$0	$0	$0	$1,857,333	$1,857,333	$1,857,333

Performance Cash 2018-2020 Award Cycle	$0	$0	$0	$969,333	$969,333	$969,333

Performance Shares 2017-2019 Award Cycle	$0	$0	$0	$1,809,486	$1,809,486	$1,809,486

Performance Shares 2018-2020 Award Cycle	$0	$0	$0	$724,329	$724,329	$724,329

Stock Options 2016-2018 Award Cycle	$0	$0	$0	$3,238,636	$3,238,636	$3,238,636

Stock Options 2017-2019 Award Cycle	$0	$0	$0	$0	$0	$0

Stock Options 2018-2020 Award Cycle	$0	$0	$0	$0	$0	$0

Outplacement	$0	$5,900	$0	$0	$0	$0

Welfare Benefits	$0	$34,800	$0	$0	$0	$0

Financial Counseling	$0	$12,060	$0	$12,060	$12,060	$12,060

Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$4,530,000	$0

Aggregate Payments	$0	$1,562,760	$0	$8,611,177	$13,141,177	$8,611,177

P.J. Ward	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability

Severance	$0	$762,000	$0	$0	$0	$0

Accelerated Vesting of Long-Term Grants:

Performance Cash 2017-2019 Award Cycle	$0	$0	$0	$546,000	$546,000	$546,000

Performance Cash 2018-2020 Award Cycle	$0	$0	$0	$273,000	$273,000	$273,000

Performance Shares 2017-2019 Award Cycle	$0	$0	$0	$531,887	$531,887	$531,887

Performance Shares 2018-2020 Award Cycle	$0	$0	$0	$204,024	$204,024	$204,024

Stock Options 2016-2018 Award Cycle	$0	$0	$0	$952,786	$952,786	$952,786

Stock Options 2017-2019 Award Cycle	$0	$0	$0	$0	$0	$0

Stock Options 2018-2020 Award Cycle	$0	$0	$0	$0	$0	$0

Outplacement	$0	$5,900	$0	$0	$0	$0

Welfare Benefits	$0	$23,200	$0	$0	$0	$0

Financial Counseling	$0	$12,060	$0	$12,060	$12,060	$12,060

Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,286,000	$0

Aggregate Payments	$0	$803,160	$0	$2,519,757	$4,805,757	$2,519,757

56        Cummins Inc.   |  2019  PROXY STATEMENT

R.J. Freeland	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability

Severance	$0	$900,000	$0	$0	$0	$0

Accelerated Vesting of Long-Term Grants:

Performance Cash 2017-2019 Award Cycle	$0	$0	$0	$682,667	$682,667	$682,667

Performance Cash 2018-2020 Award Cycle	$0	$0	$0	$409,667	$409,667	$409,667

Performance Shares 2017-2019 Award Cycle	$0	$0	$0	$665,527	$665,527	$665,527

Performance Shares 2018-2020 Award Cycle	$0	$0	$0	$306,036	$306,036	$306,036

Stock Options 2016-2018 Award Cycle	$0	$0	$0	$1,190,675	$1,190,675	$1,190,675

Stock Options 2017-2019 Award Cycle	$0	$0	$0	$0	$0	$0

Stock Options 2018-2020 Award Cycle	$0	$0	$0	$0	$0	$0

Outplacement	$0	$5,900	$0	$0	$0	$0

Welfare Benefits	$0	$23,200	$0	$0	$0	$0

Financial Counseling	$0	$12,060	$0	$12,060	$12,060	$12,060

Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,700,000	$0

Aggregate Payments	$0	$941,160	$0	$3,266,631	$5,966,631	$3,266,631

L. L. Satterthwaite	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability

Severance	$0	$599,000	$0	$0	$0	$0

Accelerated Vesting of Long-Term Grants:

Performance Cash 2017-2019 Award Cycle	$0	$0	$0	$341,333	$341,333	$341,333

Performance Cash 2018-2020 Award Cycle	$0	$0	$0	$170,667	$170,667	$170,667

Performance Shares 2017-2019 Award Cycle	$0	$0	$0	$332,318	$332,318	$332,318

Performance Shares 2018-2020 Award Cycle	$0	$0	$0	$127,403	$127,403	$127,403

Stock Options 2016-2018 Award Cycle	$0	$0	$0	$595,338	$595,338	$595,338

Stock Options 2017-2019 Award Cycle	$0	$0	$0	$0	$0	$0

Stock Options 2018-2020 Award Cycle	$0	$0	$0	$0	$0	$0

Outplacement	$0	$5,900	$0	$0	$0	$0

Welfare Benefits	$0	$23,200	$0	$0	$0	$0

Financial Counseling	$0	$12,060	$0	$12,060	$12,060	$12,060

Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$1,797,000	$0

Aggregate Payments	$0	$640,160	$0	$1,579,119	$3,376,119	$1,579,119

Cummins Inc.   |  2019  PROXY STATEMENT        57

M. M. Rose	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability

Severance	$0	$666,000	$0	$0	$0	$0

Accelerated Vesting of Long-Term Grants:

Performance Cash 2017-2019 Award Cycle	$0	$0	$0	$314,000	$314,000	$314,000

Performance Cash 2018-2020 Award Cycle	$0	$0	$0	$170,667	$170,667	$170,667

Performance Shares 2017-2019 Award Cycle	$0	$0	$0	$306,481	$306,481	$306,481

Performance Shares 2018-2020 Award Cycle	$0	$0	$0	$127,403	$127,403	$127,403

Stock Options 2016-2018 Award Cycle	$0	$0	$0	$547,711	$547,711	$547,711

Stock Options 2017-2019 Award Cycle	$0	$0	$0	$0	$0	$0

Stock Options 2018-2020 Award Cycle	$0	$0	$0	$0	$0	$0

Outplacement	$0	$5,900	$0	$0	$0	$0

Welfare Benefits	$0	$23,200	$0	$0	$0	$0

Financial Counseling	$0	$12,060	$0	$12,060	$12,060	$12,060

Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$1,998,000	$0

Aggregate Payments	$0	$707,160	$0	$1,478,322	$3,476,322	$1,478,322

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations of the Securities and Exchange Act implementing Section 953(b), the ratio of the compensation of our Chairman and Chief Executive Officer compared to the compensation of our median employee in 2018 is set forth below.

Mr. Linebarger's compensation (as reported in the Summary Compensation Table) for 2018 was 281 times the similarly calculated compensation of our median employee. The compensation amounts used to calculate the ratio are as follows:

2018 Annual Total Compensation

N.T. Linebarger	$17,291,978

Median Employee	$61,576

To identify our median employee, we began by reviewing the 2018 annual base salary and hourly wages plus target variable compensation (target total cash compensation) of all Cummins employees globally, including all full-time and part-time employees who were on Cummins' payroll as of December 31, 2018. Approximately 44% of the headcount is located in the U.S. We did not annualize the base salaries or hourly wages of permanent employees who had been employed by Cummins for less than the full year. We converted the annual target total cash compensation of all employees to United States dollars to aid in the identification of the median employee. We selected the median employee from among a group of employees with the same target total cash compensation by taking into account other pay elements and excluding those with anomalous characteristics.

While we design our compensation programs to reflect the local market practices in each country in which we operate, we strive to target, on average, market median pay for all employees globally.

58        Cummins Inc.   |  2019  PROXY STATEMENT

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS
(ITEM 13 ON THE PROXY CARD)

Executive compensation is important to us and to our shareholders. Since 2011, we have held annual advisory shareholder votes to approve the compensation of our Named Executive Officers as required by Section 14A of the Securities Exchange Act of 1934. At this year's Annual Meeting, we once again are seeking input from our shareholders through an advisory vote to approve the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement. In 2018, consistent with the recommendation of our Board, our shareholders voted in favor of our executive compensation, with 92.7% of votes cast in favor.

Principles of Our Executive Compensation Program

We believe the level of compensation received by executives should be closely tied to our corporate financial and stock price performance. This principle is apparent in the design of our executive compensation program and in the specific compensation packages we award.

In addition to ensuring pay for performance, we follow several other principles when designing and implementing our executive compensation program.

MARKET POSITIONING

We believe that, on average, our executives' target total direct compensation opportunity (consisting of base salary, target annual bonus, and target long-term incentive value) should be at the median of the market.

SHORT-TERM/LONG-TERM BALANCE

We believe that there should be a balance between annual and long-term elements of compensation.

PAY AT RISK

We believe that the more senior an executive's position, the more of their compensation should be "at risk," which means it will vary based on Cummins' financial and stock price performance.

ALIGNMENT WITH SHAREHOLDER INTERESTS

We believe that equity-based compensation and stock ownership should be a substantial part of our executive compensation program in order to link executives' compensation with our shareholders' returns. The greater the level of responsibility of the officer, the more their compensation should be stock-based and the higher their stock ownership requirement should be.

RETENTION

We believe that our compensation program should support retention of our experienced executives and achievement of our leadership succession plans.

SIMPLE AND TRANSPARENT

We believe that our executive compensation program should be transparent to our investors and employees as well as simple and easy to understand.

Cummins Inc.   |  2019  PROXY STATEMENT        59

Compensation Elements Support Pay-for-Performance Policy

We provide a majority of compensation through arrangements designed to hold our executive officers accountable for Cummins' business results and to reward them for consistently strong corporate performance and the creation of shareholder value. The key elements of our executive compensation program support this objective.

Compensation Element	Form of Payment	Performance Metrics	Rationale

Base salary	Cash	Individual Performance	Market-based to attract and retain skilled executives. Designed to recognize scope of responsibility, Individual performance, and experience.

Annual bonus	Cash	Return on Average Net Assets (ROANA) using EBITDA	Rewards operational performance. ROANA balances growth, profitability, and asset management.

Long-term incentive compensation	Performance cash (34%), Performance shares (33%) and Stock options (33%)	Return on Invested Capital (ROIC), weighted at 80% and EBITDA, weighted at 20% over a three-year period for performance cash and performance shares.	ROIC and EBITDA provide an incentive for profitable growth and correlate well with shareholder value.

Because we believe the compensation of our most senior executives should be based on Cummins' overall performance, every executive's pay is tied to the same financial metrics and a significant amount of their pay is incentive-based and therefore at risk. In 2018, performance-linked components (annual bonus and long-term incentive compensation) were 87% of the CEO's target total direct compensation opportunity, and 78% of the average target total direct compensation opportunity for the other Named Executive Officers. These pay elements were allocated as shown below.

TARGET TOTAL DIRECT COMPENSATION MIX—FISCAL YEAR 2018

Executive Compensation Aligned With Performance

The Compensation Committee annually requests its independent compensation consultant, Farient Advisors LLC, to evaluate the relationship between our executive compensation and our financial and shareholder return performance. To that end, Farient conducts quantitative analyses to test the alignment of our Chief Executive Officer's pay and Cummins' corporate performance using two different models. One model simulates the pay-for-performance tests relied upon by proxy voting advisory firms; the other tests three-year average performance-adjusted compensation relative to three-year average Total Shareholder Return, or TSR. The Compensation Committee considers these analyses in evaluating whether our Chief Executive Officer's compensation fairly reflects the performance delivered.

We conduct a similar analysis to evaluate the compensation of our Named Executive Officers. The following graphs show the relationship between Cummins' corporate financial and TSR performance and our executive compensation levels over the past five years as measured by (i) average TSR (three-year rolling average, on a dividend-reinvested basis); (ii) ROANA; (iii) return on equity (ROE); and (iv) average annual total compensation for the Named Executive Officers during those years.

60        Cummins Inc.   |  2019  PROXY STATEMENT

For consistency with the methodology used in our annual incentive plan, ROANA was calculated in the following graphs using EBIT during 2014-2017 and EBITDA during 2018. The graphs do not incorporate the new financial performance measures of ROIC and EBITDA because payouts have not yet been made on the basis of those performance measures.

We believe that our business performance is appropriately reflected in our executive compensation as shown in the graphs below. The close correlation between our financial performance and our Named Executive Officers' compensation demonstrate that our executive compensation aligned well with the objectives of our program and our corporate financial and shareholder return performance in 2018.

The "average total compensation" values in these graphs reflect the averages of the total compensation values for our Named Executive Officers as reported in the Summary Compensation Tables of our proxy statements for the years shown in the graphs.

*2017 ROANA figure excludes tax adjustment. 2017 and 2018 ROE figures exclude tax adjustment.

2018 Business Highlights*

In 2018, our revenues increased by 16 percent, compared to 2017, as a result of stronger truck production in North America, strong demand in our global construction markets and improved demand in mining and oil and gas markets. Revenues in North America increased 19 percent and represented 59 percent of our total revenues while international revenues increased by 12 percent. Cash flow from operations generated in 2018 was also the strongest on record, which allowed us to reinvest in our business and return cash to shareholders. Key business highlights for 2018 include:

■
Our total net sales were a record $23.8 billion, 16 percent higher than 2017;

■
Our earnings before interest, income taxes, noncontrolling interests in income of consolidated subsidiaries, depreciation and amortization (EBITDA) was a record $3.5 billion or 14.6 percent of sales. This compares to EBITDA of $3.0 billion or 14.8 percent of sales, or $3.1 billion or 15 percent of sales excluding charges related to the 2017 Tax Cuts and Jobs Act (Tax Legislation);

■
Net income attributable to Cummins Inc. was a record $2.1 billion. This compares to $1.0 billion in 2017; or $1.8 billion excluding charges related to Tax Legislation;

■
Return on average net assets (ROANA) was 33 percent and return on invested capital (ROIC) was 20 percent. This compares to 32 percent and 18 percent in 2017, excluding charges related to Tax Legislation;

■
We continued our efforts to return value to shareholders in 2018 by increasing our dividend by 5.6 percent and by repurchasing 7.9 million shares of our Common Stock. In total, we returned $1.9 billion or 78 percent of cash from operations to shareholders;

■
Average annual total shareholder return (TSR) over the three-year period ending in 2018 was 22 percent;

■
We had record levels of operating cash flow, generating $2.4 billion in 2018.

Cummins Inc.   |  2019  PROXY STATEMENT        61

During 2018, we delivered record revenues and net income while advancing our strategy to be the leading global powertrain provider. We continue to embrace and enable the disruptive trends in our industry around electrification, connectivity and automation and are investing in these areas to take advantage of these opportunities.

■
We continue to invest in new businesses and technologies to give critical data to our customers, improving not only our products' performance but also allowing us to improve our quality and service;

■
We remain disciplined as we examine new organic investment, partnership and acquisition opportunities that leverage our capabilities;

■
We are committed to delivering top quartile returns to shareholders while investing for future growth and managing through economic and market cycles;

■
We acquired Efficient Drivetrains, Inc. and Johnson Matthey Automotive Battery Systems Ltd. to broaden and accelerate our capabilities as a global leader in electrified power;

■
We partnered with Anhui Jianghuai Automobile Co. Ltd (JAC Motors) to form a joint venture, called Anhui Cummins Power Limited Company (ACPL), to provide leading engine systems for the Chinese truck market;

■
In 2018, our Eaton Cummins Automated Transmissions joint venture had a successful first full year of operations with revenues of $543 million while adoption of automated manual transmissions in the NAFTA heavy-duty truck market improved to 73 percent.

*See Appendix A for a reconciliation of GAAP to non-GAAP measures referenced in this section.

62        Cummins Inc.   |  2019  PROXY STATEMENT

Executive Compensation Best Practices

We continually review best practices in the area of executive compensation and incorporate those practices in our executive compensation arrangements.

WHAT WE DO

Performance measurement	We set clear financial goals that we believe are challenging yet achievable, meet or exceed competitive standards, and will enhance shareholder value over time.

Our short- and long-term incentive compensation plans use different measures to ensure our executives focus on both annual and longer-term goals.

Compensation program design and	Our short- and long-term incentive plans are designed to strengthen the tie between individual employee performance and corporate performance.

pay-for-performance alignment	All eligible employees participate in a unified short-term plan in which annual bonuses are based on overall Cummins' results. This "One Cummins" structure reinforces that the company's overall success is more important than any individual business; encourages collaboration across our organization; and will likely generate enhanced shareholder returns by encouraging our employees to collectively share in the success of our company.

We use three forms of long-term incentive compensation (performance cash, performance shares and stock options), each of which has a distinct motivational aspect.

To further encourage executives to focus on the sustained long-term growth of our company and to aid in retention, long-term incentive awards to our executive officers do not vest until the end of the performance period.

We cap payouts under our short- and long-term incentive compensation plans at 200% of the target awards.

Risk mitigation	We maintain a compensation recoupment, or "clawback," policy in our corporate governance principles providing that, if any of our financial statements must be materially restated due to the fraudulent actions of any officer, our Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation (other than base salary) from such officer with respect to any year affected by such restatement.

Governance	Our Compensation Committee benefits from the use of an outside, independent compensation consultant.

The independent compensation consultant helps the Compensation Committee conduct a comprehensive annual assessment of the risk associated with our compensation program.

We monitor our pay practices on an ongoing basis to ensure they do not encourage excessive risk taking.

Other	We require executive officers to maintain prescribed stock ownership levels.

We prohibit officers from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

Benefits under our change in control arrangements with our executive officers are subject to a "double trigger," meaning those benefits are not owed unless there is a change in control and the executive officer's employment is terminated by us without cause or by the executive with good reason.

Cummins Inc.   |  2019  PROXY STATEMENT        63

WHAT WE DON'T DO

We do not permit backdating or repricing of stock options.

We do not have separate employment contracts with our executive officers.

We do not guarantee salary increases, bonuses or equity grants for our executive officers, and we do not provide discretionary bonuses to our Named Executive Officers.

We will not gross-up excise taxes that may be imposed on payments to our executive officers in connection with a change in control.

We do not offer significant perquisites.

We do not permit Officers or Directors to engage in hedging or similar types of transactions with respect to our stock.

We do not pay dividends or dividend equivalents on unearned performance shares.

Our Board would like the support of our shareholders for the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement. Accordingly, for the reasons we discuss above, our Board unanimously recommends that shareholders vote in favor of the following resolution:

"RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement."

The compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement will be approved if the votes cast in favor of the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.

As this is an advisory vote, the results of the vote will not be binding on our Board, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices and our Compensation Committee and our Board will review and consider the outcome of the vote when making future compensation decisions for our Named Executive Officers. We believe our company benefits from constructive dialogue with our shareholders on these important matters, and while we continue to reach out to our shareholders on these and other issues, we also encourage our shareholders to contact us if they would like to communicate their views on our executive compensation programs. Shareholders who wish to communicate with our non-management directors concerning our executive compensation programs should refer to the section above entitled "Corporate Governance—Board of Directors and Committees—Communication with the Board of Directors." We intend to hold the next advisory vote on the compensation of our Named Executive Officers at the annual meeting in 2020.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND ACCOMPANYING COMPENSATION TABLES AND NARRATIVES IN THIS PROXY STATEMENT.

64        Cummins Inc.   |  2019  PROXY STATEMENT

DIRECTOR COMPENSATION

As with our pay programs for our executive officers, we review our non-employee director pay programs on an annual basis and target the median of the market in setting our pay levels. We also strive to create a non-employee director compensation program that is simple and is aligned with shareholder interests.

We assess both our Custom Peer Group as well as the broader market in benchmarking director pay levels and practices. Each review includes general comparisons against market data and analysis prepared by Farient, including information on market practices and decision support in the following areas:

•
Board and Committee retainers and meeting fees;

•
Equity compensation;

•
Leadership compensation; and

•
Other major pay elements and practices

Prior to May 2018, we provided to each of our non-employee directors target annual compensation of $250,000, $100,000 of which was paid in cash and $150,000 of which was paid in the form of our Common Stock. We also provided additional cash fees to the chairmen of our various committees. The Chairman of our Finance Committee received an additional cash retainer of $10,000, the Chairman of the Governance and Nominating Committee received an additional cash retainer of $10,000, the Chairman of the Safety, Environment and Technology Committee received an additional cash retainer of $10,000, the Audit Committee Chairman received an additional $15,000 cash retainer and the Compensation Committee Chairman received an additional $15,000 cash retainer. The Lead Director received an additional annual cash retainer of $25,000.

Beginning in May 2018, based on general industry and Custom Peer Group market data, we increased the annual compensation for our Board of Directors to $275,000, $125,000 of which is paid in cash and $150,000 of which is paid in the form of our Common Stock. The cash retainer for Lead Director increased from $25,000 to $35,000. The cash retainers for Committee chairmen increased as follows: Audit Committee from $15,000 to $20,000, Compensation Committee from $15,000 to $20,000, Finance Committee from $10,000 to $15,000, Governance and Nominating Committee from $10,000 to $15,000 and Safety, Environment, and Technology Committee from $10,000 to $15,000.

We also have a Deferred Compensation Plan for non-employee directors, pursuant to which directors may elect to defer receipt of all or any portion of their compensation while they serve as a director. The deferred compensation, plus accrued interest, is paid to the director upon the earliest of a specified date (if one is selected by the director), the director's retirement or death or a change in control of our company. If the deferred compensation and interest is paid in connection with a specified date or the director's retirement, it is paid to the director in a lump sum or in annual installments, not to exceed 15, as specified by the director. Upon a change in control of our company or the director's death, such deferred compensation and interest would be paid in cash to the director in one lump sum.

Account crediting options within our Deferred Compensation Plan are substantially similar to the investment choices available in our 401(k) plan. However, participants may also have a balance in other legacy investment options: the 10-Year Treasury Bill + 4% and the 10-Year Treasury Bill + 2%.

Each non-employee director is required to maintain direct ownership of shares of our Common Stock (including stock awards) equal to or greater in value to three times his or her annual total retainer fee. Non-employee directors must comply with this requirement within six years of becoming a member of our Board. Subject to limited exceptions, non-employee directors are not allowed to sell our shares until they reach their stock ownership guideline, and then may not sell shares to the extent their ownership level would be less than the guideline amount. All of our non-employee directors have either satisfied this requirement or have additional time to do so.

Cummins Inc.   |  2019  PROXY STATEMENT        65

The following table provides information concerning the compensation of our non-employee directors for 2018. As employee directors, neither Mr. Linebarger nor Mr. Freeland receive any compensation for their service as directors.

Name	(1) Fees Earned or Paid in Cash ($)	(2) Stock Awards ($)	(3) Change in Pension Value and Non-Qualified Deferred Compensation Earnings	(4) All Other Compensation	Total

R. J. Bernhard	$125,000	$149,885	$0	$0	$274,885

F. R. Chang Diaz	$125,000	$149,885	$0	$0	$274,885

B. V. Di Leo Allen	$125,000	$149,885	$0	$0	$274,885

S. B. Dobbs	$140,000	$149,885	$0	$7,000	$296,885

R. K. Herdman(5)	$145,000	$149,885	$0	$1,000	$295,885

A. M. Herman(6)	$175,000	$149,885	$0	$0	$324,885

T. J. Lynch	$140,000	$149,885	$0	$0	$289,885

W. I. Miller(6)	$125,000	$149,885	$57,209	$0	$332,094

G. R. Nelson	$145,000	$149,885	$10,050	$0	$304,935

K. H. Quintos(5)	$125,000	$149,885	$0	$0	$274,885

(1)
Fees Earned or Paid in Cash were as follows:

Director	Board Retainer	Lead Director Fee	Committee Chaired	Committee Chair Fees	Total

R. J. Bernhard	$125,000	$0		$0	$125,000

F. R. Chang Diaz	$125,000	$0		$0	$125,000

B. V. Di Leo Allen	$125,000	$0		$0	$125,000

S. B. Dobbs	$125,000	$0	Safety, Environment and Technology	$15,000	$140,000

R. K. Herdman	$125,000	$0	Audit	$20,000	$145,000

A. M. Herman	$125,000	$35,000	Governance and Nominating	$15,000	$175,000

T. J. Lynch	$125,000	$0	Finance	$15,000	$140,000

W. I. Miller	$125,000	$0		$0	$125,000

G. R. Nelson	$125,000	$0	Compensation	$20,000	$145,000

K.H. Quintos	$125,000	$0		$0	$125,000

(2)
The stock award column represents the aggregate grant date fair value of the awards, which was $145.99 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718. The assumptions made in valuing stock awards for 2018 are included in the Notes to Consolidated Financial Statements in our 2018 Annual Report on Form 10-K and such information is incorporated by reference.

The stock value represents 55 percent of the annual retainer. The number of shares is calculated by dividing the target value by the preceding 20-day average closing price of our Common Stock on the NYSE on the grant date, rounded down to the nearest whole share. Each director was awarded 938 shares of stock. The shares were granted using a value of $159.792, the preceding 20-day average of closing prices of our Common Stock on the NYSE on the grant date of May 8, 2018.

(3)
These amounts represent "Above Market" earnings in the Deferred Compensation Plan, as described above. "Above-market" is defined as the amount of earnings that exceeded 120% of the applicable federal long-term rate published by the U.S. Internal Revenue Service.

(4)
These amounts represent our match of directors' contributions for a program under which we match contributions, up to $50,000 per individual, to a designated charitable non-profit organization.

(5)
R.K. Herdman and K. Quintos elected to defer 100% of the 2018 Stock Award. The value of this Stock Award is included in this table. K.Quintos also elected to defer 100% of her fees paid in cash in 2018.

66        Cummins Inc.   |  2019  PROXY STATEMENT

(6)
As part of our overall support of charitable and educational institutions, we previously established the Cummins Inc. Charitable Bequest Program in which directors first elected prior to 2004 are eligible to participate. Only W. I. Miller and A. M. Herman currently participate in this program. Following the death of such director, we will donate 10 equal annual installments of $100,000 to one or more qualifying institutions designated by such director. The obligations under this program are funded by life insurance policies that have been fully paid and there was therefore no cost associated with the program in 2018. Directors do not receive any direct financial benefit from the program since all charitable deductions accrue to us.

Cummins Inc.   |  2019  PROXY STATEMENT        67

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
(ITEM 14 ON THE PROXY CARD)

The Audit Committee of our Board has voted to appoint PricewaterhouseCoopers LLP, or PwC, as the firm of independent public accountants to audit our financial statements for 2019. Although the selection and appointment of independent public accountants is not required to be submitted to a vote of our shareholders, our Board has decided, as in the past, to ask our shareholders to ratify this appointment. Such ratification does not limit the Audit Committee's ability to make subsequent changes to our auditors that it thinks appropriate.

Under its charter, the Committee is responsible for the appointment, compensation and oversight of our independent auditor. In selecting PwC as the independent public accountants for 2019, the Audit Committee considered a number of factors, including:

■
PwC's internal quality-control procedures, including results of the most recent Public Company Accounting Oversight Board (PCAOB) inspection report on PwC and the results of peer review examinations;

■
Consideration of investigations by governmental or professional authorities and whether they may impair PwC's ability to perform Cummins' annual audit;

■
PwC's independence program and any relationships between PwC and our company that could have a bearing on PwC's independence;

■
PwC's industry experience and global footprint to audit our operations worldwide;

■
The professional qualifications of the lead audit partner and other key engagement partners;

■
The periodic refreshment of perspective and objectivity provided by the mandatory five-year rotation of the partner-in-charge;

■
The engagement team's collective expertise and knowledge of our business, worldwide operations and risk profile; and

■
The results of the evaluation of PwC's performance described in the Audit Committee Report below.

The Committee discusses services performed by PwC and considers the impact of non-audit services on PwC's independence. The Committee pre-approves these services and the related fees. We believe that all services rendered to us by PwC are permissible under applicable laws and regulations, and have been pre-approved by or on behalf of the Audit Committee pursuant to the policy described below. Fees paid to PwC for services are disclosed in the table below under the categories listed therein.

These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in PwC's core work, which is the audit of our consolidated financial statements and the audit of our internal control over financial reporting.

In consideration of the matters described above, we believe that the appointment of PwC is in the best interest of the Company and its shareholders.

A representative of PwC will be present at the Annual Meeting and will be available to answer appropriate questions but will not have the opportunity to make a statement. A report of the Audit Committee in connection with its independence, the independence of the auditors and certain other matters follows our Board's recommendation on this Item below.

Vote Required and Recommendation of the Board of Directors

Appointment of PwC as auditors will be ratified if the votes cast in favor of the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not affect the voting results for the ratification of PwC.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO RATIFY THE APPOINTMENT OF PwC.

68        Cummins Inc.   |  2019  PROXY STATEMENT

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by PwC for the audit of our annual financial statements for 2018 and 2017, and fees billed for other services rendered by PwC during those periods.

	2018	2017

	(dollars in millions)

Audit fees:(1)	11.7	10.6

Audit-related fees:(2)	0.4	0.5

Tax fees:(3)	0.3	0.6

All other fees:(4)	0.1	0.0

Total	12.5	11.7

(1)

Audit fees consisted of work performed in connection with the audit of our financial statements (including internal control over financial reporting), as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory and subsidiary audits.

(2)

Audit-related fees principally include attestation services requested by management, feedback on the Company's evaluation and conclusions regarding the implementation of the new U.S. GAAP revenue recognition standard, government grant audits and employee benefit plan audits.

(3)	Tax fees consisted principally of assistance with non-US tax compliance and planning, review of foreign tax returns and assistance in connection with tax audits.
(4)	All other fees included advisory services for seminars related to employee training, research survey results, licensing fees for technical research tools and other advisory services.

Audit Committee Pre-Approval Policy

The Sarbanes-Oxley Act of 2002 and rules of the SEC prohibit our independent accountant from providing certain types of non-audit services to us. They also require that all audit, review or attest engagements required under the securities laws and permitted non-audit services provided to us by our independent accountant be pre-approved by the Audit Committee or one of its members to whom the Audit Committee has delegated authority.

Under our policy and procedures, when considering whether to approve non-audit services to be provided by our independent accountant, the Audit Committee must consider whether the provision of the service would adversely affect the independence of the independent accountant. Specifically, the Audit Committee must consider whether the provision of the service would (i) place the accountant in the position of auditing his or her own work; (ii) result in the accountant acting as management or an employee of our company; or (iii) place the accountant in the position of being an advocate for us. Any proposed non-audit service that the Audit Committee determines would adversely affect the independence of our independent accountant will not be approved.

The Audit Committee is solely responsible for pre-approving all audit and non-audit services. The Audit Committee has delegated to its Chairman authority to pre-approve audit and permitted non-audit services to be provided by our independent accountant, provided that such services are permissible under our foregoing policy and procedures and do not exceed $100,000 in the aggregate. Decisions of the Chairman must be reported to the full Audit Committee at its next scheduled meeting, and documented in a format required by the policy.

Cummins Inc.   |  2019  PROXY STATEMENT        69

Audit Committee Report

The role of our Audit Committee is to assist our Board in fulfilling its oversight responsibilities as they relate to:

■
The integrity of our financial statements and internal control over financial reporting;

■
Our compliance with ethics policies, and legal and regulatory requirements; and

■
Our independent auditor's qualifications and independence.

The Committee also has responsibility for:

■
Preparing this report of the Committee, which is required to be included in our proxy statement;

■
Selecting, retaining, compensating, overseeing and evaluating our independent auditor;

■
Providing assistance to our Board in its oversight of our guidelines and policies with respect to enterprise risk management; and

■
Overseeing the performance of our internal audit function.

Each member of the Committee is independent as defined under our independence criteria, NYSE listing standards and SEC rules. The Committee operates under a written charter that has been adopted by our Board and is reviewed by the Committee on a periodic basis. The Committee's current charter can be viewed on our website.

The Committee fulfills its responsibilities through periodic meetings with PwC, our independent registered public accounting firm since 2002, and with our internal auditors and management. During 2018, the Committee met nine times. The Committee periodically meets in executive session. The Committee also has periodic educational sessions on accounting and reporting matters. The Committee reviewed with both PwC and our internal auditors, and approved, their respective audit plans, audit scope, compensation and identification of audit risks. Further, the Committee reviewed and discussed with our management and PwC our audited financial statements and management's and PwC's evaluations of our internal control over financial reporting, as reported in our 2018 Annual Report on Form 10-K. The Committee discussed our interim financial information contained in each quarterly earnings announcement and each Quarterly Report on Form 10-Q with our Chief Financial Officer, Controller and our independent auditors, prior to public release. The Committee also met with PwC to discuss the results of its reviews of our interim financial statements. Management has the responsibility for the preparation and integrity of our financial statements and internal control over financial reporting and PwC has the responsibility for the review or examinations thereof.

The Committee discussed and reviewed with PwC all matters required by auditing standards generally accepted in the United States of America, including those described in the PCAOB Auditing Standard No. 1301, "Communications with Audit Committees." The Committee received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Committee concerning independence, and discussed with PwC its independence.

The Committee established a process for the formal evaluation of PwC's performance, which includes obtaining an annual assessment of PwC from management. In conducting this evaluation, the Committee reviewed responses to a questionnaire completed by members of management that covered areas such as the quality of services provided by PwC, sufficiency and experiences of resources on the engagement, communication and interaction with PwC over the course of the year, and independence, objectivity and professional skepticism of PwC. PwC's performance is also discussed with management and PwC during separate private sessions, as well as in executive session.

The Committee also considers other factors, including the policy that PwC follows with respect to rotation of its key audit personnel, so that there is a new partner-in-charge at least every five years. The Committee is involved in the selection of the partner-in-charge at the time of rotation. PwC's senior relationship partner interviews with members of management and with the Committee Chair to understand the necessary partner-in-charge attributes as part of the partner-in-charge succession planning process. Attributes evaluated include client and functional experience, technical competence, communication skills, critical behaviors, familiarity with audit committee processes and independent communications and stature within PwC. PwC develops a list of potential candidates and identifies one of the candidates as recommended by the firm. The recommended candidate meets with members of management and the Committee. If the recommended candidate is selected, the process is complete. If the recommended candidate is not selected, the process continues with additional candidate meetings until an acceptable candidate is identified. The most recent partner-in-charge rotation occurred in 2018.

70        Cummins Inc.   |  2019  PROXY STATEMENT

Based on the above-mentioned reviews and discussions with management, internal audit and PwC, the Committee recommended to our Board of Directors that our audited financial statements and management's report on internal control over financial reporting be included in our 2018 Annual Report on Form 10-K, for filing with the SEC.

Based on the reviews and evaluations described above, the Committee reappointed PwC as our independent auditors for 2019, subject to shareholder ratification at the Annual Meeting.

Respectfully submitted,
ROBERT K. HERDMAN, CHAIR
GEORGIA NELSON
ROBERT BERNHARD
STEPHEN DOBBS
WILLIAM MILLER
KAREN QUINTOS

Cummins Inc.   |  2019  PROXY STATEMENT        71

APPROVAL OF THE CUMMINS INC. EMPLOYEE STOCK
PURCHASE PLAN AS AMENDED
(ITEM 15 ON THE PROXY CARD)

We are asking our shareholders to approve our Employee Stock Purchase Plan, as amended, which we refer to as the "ESPP." In 2019, the Compensation Committee of our Board approved an amendment to our existing ESPP to increase the annual limit on our aggregate matching contributions under the ESPP to $7.5 million from $2 million, subject to shareholder approval. The increase in the annual limit is necessary to accommodate an increase in the rate of our matching contributions and increased global participation from our eligible employees. Our Board believes that this amendment will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our shareholders. We are seeking shareholder approval of the ESPP, as amended, to satisfy the requirements of the NYSE. Except for the increase of the annual limit on our aggregate matching contributions, we do not expect the approval of the ESPP, as amended, to result in any material change to our current compensation practices.

Summary of the ESPP

The following description of the ESPP is qualified in its entirety by reference to the plan document, as amended, a copy of which is attached as Annex B and incorporated into this proxy statement by reference.

General.    The purpose of our ESPP is to allow our eligible employees and eligible employees of our subsidiaries and other affiliates to purchase shares of our Common Stock at a discount. Our Board believes that our ESPP is an important part of our overall compensation program and helpful in attracting, motivating and retaining qualified employees who are essential to our success.

Eligibility.    Any of our permanent employees, as designated by us, and any permanent employee of our designated subsidiaries and other affiliates (excluding any person paid through the payroll of an unrelated third party) who, in our judgment, (i) is employed at a work location having sufficient payroll system capabilities to support the ESPP and (ii) if the employee is a citizen or resident of a non-U.S. jurisdiction, is able to participate in the ESPP without violating (or causing his or her employer to violate) any applicable law or regulation. As of December 31, 2018, approximately 55,101 of our and our affiliates' employees, including all of our executive officers, were eligible to participate in the ESPP. Members of our Board who are not employees and other non-employees such as consultants are not eligible to participate.

Participation.    Each eligible employee may authorize the withholding of 1-15% of his or her base pay each pay period to be used to purchase shares for the employee's account on the open market by a third-party administrator we have engaged for this purpose. We make a matching contribution in cash in an amount sufficient to result in the employee receiving a discount on the shares purchased. The discount is a percentage between 0% and 15% that we determine from time to time. Prior to 2018, the discount was set at 10%, but, beginning in 2019, the discount has been increased to 15%. We also pay all brokerage commissions and fees in connection with each purchase of shares. The amount of our matching contribution is discretionary and subject to change, but is subject to an annual limit per calendar year. Prior to the amendment to the ESPP currently being submitted for shareholder approval, the limit was $2.0 million per year on a plan-wide basis. The amendment to the ESPP will increase the limit to $7.5 million per year. Upon reaching the annual limit, no further matching contributions may be made by us under the ESPP for the remainder of the calendar year. Participants receive any dividends paid on shares credited to their accounts, and may at any time sell any or all of the shares credited to their accounts. A participant may terminate his or her participation in the ESPP at any time by providing notice, and a participant's participation in the ESPP will also terminate if he or she ceases to qualify as an eligible employee.

New Plan Benefits.    The actual benefits, if any, to participants in the ESPP are not determinable prior to the purchase of shares thereunder because the value, if any, of such shares to their holders is represented by the market price of a share of Common Stock on the date of the purchase and we cannot determine participation levels and contribution rates under the ESPP. As of March 12, 2019, the fair market value of one share of Common Stock was $158.42 based upon the closing price for a share of Common Stock on the NYSE.

Amendment and Termination of the ESPP.    We may, in our sole discretion, amend the ESPP at any time, except that, unless required by law, no amendment may be retroactive or deprive any participant of amounts credited to his or her account. We

72        Cummins Inc.   |  2019  PROXY STATEMENT

also may terminate the ESPP at any time in our sole discretion. If we do not earlier terminate the ESPP, it will terminate automatically on the tenth anniversary of its approval by shareholders.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

Our ESPP is not intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Shares under the ESPP are purchased using after-tax employee contributions. A participant will recognize taxable income as a result of purchasing shares of our Common Stock and receiving our matching contribution under the terms of the ESPP.

Upon purchasing shares under the ESPP and receiving our matching contribution, the participant will recognize ordinary income in an amount equal to the matching contribution. Upon subsequent resale of the shares of Common Stock, the difference between the sale price and the fair market value when the shares were purchased will be treated either as a capital gain or loss. The holding period to determine whether the capital gain (or loss) is a long- or short-term capital gain (or loss) will commence on the day after the date on which the shares are acquired.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the Cummins Inc. Employee Stock Purchase Plan, as amended. Abstentions and broker non-votes will not affect the voting results for this proposal.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CUMMINS INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED.

Cummins Inc.   |  2019  PROXY STATEMENT        73

SHAREHOLDER PROPOSAL
(ITEM 16 ON THE PROXY CARD)

The following proposal was submitted by an individual shareholder and will be voted on at the Annual Meeting if it is properly presented. Our Board recommends that you vote AGAINST the Independent Board Chairman Proposal. The shareholder's name, address and number of shares of common stock held may be obtained upon oral or written request to our Corporate Secretary.

In accordance with SEC rules, the following text of the Independent Chairman Proposal is presented exactly as it was submitted to our company.

Proposal 16—Independent Board Chairman

Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next Chief Executive Officer transition, implemented so it does not violate any existing agreement.

If the Board determines that a Chairman who was independent when selected is no longer independent, the Board shall select a new Chairman who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chairman. This proposal requests that all the necessary steps be taken to accomplish the above.

Caterpillar and Wells Fargo are examples of companies changing course and naming an independent board chairman. Caterpillar had previously opposed a shareholder proposal for an independent board chairman at its annual meeting.

In the year leading up to the submittal of this proposal our stock fell from $173 to $131. This stock price decline was in spite of an authorization of up to $1 Billion for stock buybacks which is supposed to increase the price of our stock.

Plus stock buybacks can be a sign of short-termism for executives—sometimes boosting share price without boosting the underlying value, profitability, or ingenuity of the firm. A dollar spent repurchasing a share is a dollar not spent on new tooling, an acquisition or entry into a new market.

One purpose of this proposal is to ensure better oversight of our CEO. There were a number of limitations on oversight of our CEO who received about 6-times the negative votes as certain other Cummins directors. Such oversight limitations included a Lead Director, Alexis Herman, who may lack independence due to a 17-years long-tenure at Cummins. Ms. Herman received about 9-times the negative votes as certain other Cummins directors. Meanwhile a relatively new director, Richard Freeland, is an inside director.

Plus we permanently have no right to elect an independent director by written consent since Cummins is incorporated in Indiana. Written consent often obtains significant shareholder support in states other than Indian. For instance a written consent proposal, sponsored by Ray T. Chevedden, won 54% support at AT&T.

Meanwhile Cummins faces challenges that need to be well managed and prevented from reoccurring:

Recall:    500,000 Medium- and Heavy-duty trucks for defective emissions.

July 2018

Consumer Fraud/Abuse—Purported Class Action over misleading emission levels of Cummins-powered Dodge RAM 2500 and 3500 trucks.

May 2018

Protest over changes in mechanics' health insurance plan.

May 2018

Allegations of employment discrimination against the natives of Maharashtra, Cummins India.

January 2018

Equal Employment Opportunity Commission lawsuit over alleged gender-based pay discrimination.

September 2017

Please vote yes:

Independent Board Chairman—Proposal 16

74        Cummins Inc.   |  2019  PROXY STATEMENT

STATEMENT IN OPPOSITION

Our Board of Directors recommends that shareholders vote AGAINST this shareholder proposal for the following reasons:

We believe that the current structure of our Board has served our shareholders well and has delivered significant value to shareholders.

Under our Corporate Governance Principles, our Board has the freedom to decide whom our Chairman and Chief Executive Officer should be, based solely on what it believes is in the best interests of the company and its shareholders. Given the dynamic and competitive environment in which the company operates, this flexibility allows our Board to decide what leadership structure works best for our company based on the facts and circumstances existing from time to time.

Our strong level of performance over the last 10-year period demonstrates the effectiveness of our current Board structure in which the roles of our Chairman and Chief Executive Officer are combined. Over the last 10-year period, our shareholder return (523%) has exceeded that of the S&P 500 (243%) and our peer group (262%). In 2018, the company returned $1.9 billion or 78 percent of Operating Cash Flow to shareholders in the form of dividends and share repurchases. In addition, revenues in 2018 were a record $23.8 billion, compared to $20.4 billion in 2017 and net income was a record $2.1 billion, compared to $1.0 billion in 2017.

There is no evidence to suggest that separating the roles of Chairman and Chief Executive Officer would improve our financial performance or otherwise benefit shareholders.

The Board is truly independent and has an independent Lead Director with the authority to ensure proper checks and balances.

With the exception of Mr. Linebarger, our Chairman and Chief Executive Officer, and Mr. Freeland, President and Chief Operating Officer, the Board is composed entirely of independent directors. Independent directors make up 83% of the Board, with four new directors added in the last four years. As discussed under the heading "Other Information—Related-Party Transactions," none of our directors were involved in any related party transactions in 2018, demonstrating that our Board's decision-making was free from potential conflicts of interest.

Our Board's meeting practices and leadership structure encourage independence. The independent directors meet at each regularly scheduled Board meeting in separate executive sessions without Mr. Linebarger present. These sessions are led by an independent Lead Director, who is selected by and from the independent directors. In addition, our independent directors frequently travel, without the Chief Executive Officer in attendance, to visit our operations and meet with our employees and other stakeholders.

We have long been committed to having an independent Lead Director. The duties of the independent Lead Director are comprehensive and clearly delineated in our Corporate Governance Principles available on our Investor Relations site through www.cummins.com. Our independent Lead Director's responsibilities include:

•
Serving as Chairman of the Governance and Nominating Committee;

•
Conferring with the Chairman on, and approving, Board meeting agendas and meeting schedules to assure there is sufficient time for discussion of all agenda items;

■
Calling and presiding over all meetings of the Board at which the Chairman is not present, including executive sessions of independent Directors and communicating feedback on executive session to the Chairman;

■
Leading the annual performance reviews of the Chief Executive Officer and the Board;

■
Ensuring that there is open communication between our independent Directors and the Chairman and other management members;

■
Being available, when deemed appropriate by the Board, for consultation and direct communication with shareholders;

■
Reviewing, at her discretion, information to be sent to the Board; and

■
Conferring with the Chairman on other issues of corporate importance, as appropriate.

Cummins Inc.   |  2019  PROXY STATEMENT        75

Alexis M. Herman is currently our Lead Director. Ms. Herman was selected for this position because of her experience as the U.S. Secretary of Labor and her other experiences in leadership positions in the private and public sectors.

One of our longstanding governance practices is that all the members (including the chairs) of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are independent directors, nominated by the Governance and Nominating Committee. When coupled with the independent composition of our Board, this governance practice ensures that independent directors oversee all critical Board governance matters, such as the integrity of the Company's financial statements, Chief Executive Officer and senior management compensation, and Board evaluation and selection of directors. In addition, the Board has long established Corporate Governance Principles, which are available on our website.

A fixed, inflexible rule requiring the separation of our Chairman of the Board and Chief Executive Officer roles is not in the best interests of our shareholders.

We operate in a very competitive and fast-changing industry in which our Board must constantly assess industry change and disruption. Our Board is comprised of directors with diverse backgrounds, experience, perspectives and in-depth knowledge about the company. With this expertise, it is uniquely positioned to evaluate the company's key challenges and needs, including the optimal Board leadership structure.

While our Board believes that there may be circumstances which may warrant a separation of our Chairman of the Board and Chief Executive Officer roles, our Board currently believes it is in the best interests of our company for the roles of our Chairman and Chief Executive Officer to be combined and to appoint a Lead Director from among our independent directors. Our Board believes that this leadership structure currently assists our Board in creating a unified vision for our company, streamlines accountability for our performance and facilitates our Board's efficient and effective functioning. Our Board cannot currently predict, and has no desire to abdicate its future fiduciary deliberation and decision-making authority, whether separating these roles at the time of the next Chief Executive Officer transition is appropriate or in the best interests of the company and shareholders. Mandating a fixed and inflexible leadership structure for the company would unduly restrict the Board and would prevent the Board from determining the most appropriate leadership structure for the company. Effective corporate governance requires more than just a mechanical, "one size fits all" approach.

Our Board evaluates its policy on whether the roles of our Chairman and Chief Executive Officer should be combined on an annual basis. This review will also occur in connection with any future Chief Executive Officer transition, and we believe that an inflexible approach will hinder our ability to identify and engage the next successor to Mr. Linebarger at the time of the transition.

Based on these considerations, our Board believes that this remains the best leadership structure for our company at this time and that, operating under this structure, our Board is very effective in guiding our company and representing the interests of the shareholders.

Our Board routinely engages directly with shareholders, reinforcing management accountability, and acts on our shareholders' governance concerns that are expressed in these interactions.

The company has long maintained a robust engagement program in order for the Board to be fully informed on, and able to weigh carefully, the view of its shareholders before making critical decisions on governance topics. Over the past several years, our independent directors, along with our leadership team, have engaged in significant shareholder outreach with shareholders holding a significant percentage of outstanding shares. As a result of these interactions, we have recently taken the following corporate governance-related actions:

■
adopted proxy access;

■
adopted a unilateral right for shareholders to amend the company's bylaws; and

■
lowered the threshold at which shareholders may call a special meeting.

Along with the oversight of our Lead Director, these recent changes to our governing documents provide shareholders with the ability to ensure that proper checks and balances exist.

During these conversations, a majority of these shareholders, when asked, support our position of maintaining the flexibility for our Board to best determine our leadership structure.

76        Cummins Inc.   |  2019  PROXY STATEMENT

The Board and our company are committed to the highest standards of corporate governance.

Our corporate governance practices and policies are described in the section of this proxy statement entitled "Corporate Governance." As discussed in that section, we have had a longstanding commitment to good corporate governance. Our practices in the area of corporate responsibility have been recognized by various organizations. For example, we have been named one of the World's Most Ethical Companies by the Ethisphere Institute for twelve consecutive years and we have been named to the Dow Jones Sustainability North American Index for thirteen consecutive years. In addition, DiversityInc named us one of the Top 50 Companies for Diversity for twelve consecutive years, with a rank of 12 out of more than 1,000 participating companies in 2018.

Our shareholders rejected substantially identical proposals in 2013 and 2015.

In 2013 and 2015, our shareholders considered and rejected a proposal that would have required separate Chairman and Chief Executive Officer roles. The proposals, which sought a policy requiring our Chairman to be an independent director, were soundly defeated by our shareholders at our 2013 Annual Meeting with only 23.7% of our outstanding shares voting in favor of the proposal and at our 2015 Annual Meeting, with only 27% of our outstanding shares voting in favor of the proposal. Since 2015, nothing has changed that would merit a different result.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.

OUR BOARD RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

Cummins Inc.   |  2019  PROXY STATEMENT        77

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND OTHERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 12, 2019 by:

■
Each current director and director nominee;

■
Each executive officer appearing in the Summary Compensation Table;

■
All directors and executive officers as a group; and

■
Any person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock based on our review of the reports regarding ownership filed with the SEC.

Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Under these rules, beneficial ownership also includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 12, 2019 through the exercise of any stock option or other right. Shares subject to stock options or other rights are deemed to be outstanding for the purpose of computing the ownership percentage of the person beneficially holding these stock option or other rights, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,014,854(2)	8.1%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,093,954(3)	6.9%

State Street Corporation One Lincoln Street Boston, MA 02111	10,642,985(4)	6.6%

Robert J. Bernhard	13,402	*

Franklin R. Chang Diaz	6,157	*

Bruno V. Di Leo	6,036	*

Stephen B. Dobbs	8,861	*

Richard J. Freeland	135,266(5)	*

Robert K. Herdman	13,504	*

Alexis M. Herman	30,117	*

N. Thomas Linebarger	499,503(6)	*

Thomas J. Lynch	6,319	*

William I. Miller	48,387(7)	*

Georgia R. Nelson	20,216(8)	*

Karen H. Quintos	1,888	*

Marya M. Rose	59,454(9)	*

Tony L. Satterthwaite	127,818(10)	*

Pat J. Ward	117,523(11)	*

All directors and executive officers as a group, a total of 29 persons	1,494,987(12)	*

*
Less than 1%.

(1)
Except as otherwise indicated, the voting and investment powers of the shares listed are held solely by the reported owner.

78        Cummins Inc.   |  2019  PROXY STATEMENT

(2)
The source of this information is a Schedule 13G/A filed February 11, 2019 with the SEC disclosing beneficial ownership of our Common Stock by The Vanguard Group and its related companies. The Vanguard Group and its related companies stated in their Schedule 13G/A that they have sole dispositive power for 12,804,125 shares and sole voting power for 177,279 shares.

(3)
The source of this information is a Schedule 13G/A filed February 4, 2019 with the SEC disclosing beneficial ownership of our Common Stock by BlackRock, Inc. and its related companies. BlackRock, Inc. and its related companies stated in their Schedule 13G/A that they have sole dispositive power for all of the shares and sole voting power for 9,526,258 shares.

(4)
The source of this information is a Schedule 13G filed February 14, 2019 with the SEC disclosing beneficial ownership of our Common Stock by State Street Corporation. State Street Corporation disclosed in its Schedule 13G that it has shared dispositive power over 10,641,075 shares and shared voting power over 9,915,337 shares. State Street Bank and Trust Company ("State Street Bank and Trust") is the trustee of certain employee benefit plans sponsored by us which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Shares of Common Stock are held in trust for the benefit of employees in the plans. As of December 31, 2018, based on information provided to us by State Street Bank and Trust, in its capacity as trustee, it held 3,555,718 shares of Common Stock on behalf of the plans, some of which had not been allocated to plan participants. As plan trustee, State Street Bank and Trust votes unallocated shares and shares allocated to participants' accounts as directed by participants. Shares of our Common Stock held by State Street Bank and Trust, as trustee on behalf of the plans, as to which participants have made no timely voting directions are voted by the plan trustee in the same proportions as shares for which directions are received (subject to the trustee's responsibilities under Section 404 of ERISA).

(5)
Includes 118,760 shares that may be purchased upon the exercise of vested stock options within 60 days of March 12, 2019.

(6)
Includes 240 shares held by Mr. Linebarger's spouse and 364,600 shares that may be purchased upon the exercise of vested stock options within 60 days of March 12, 2019.

(7)
Includes 500 shares held in the Miller Annual Exclusion Trust.

(8)
Includes 1,977 shares held by Ms. Nelson's spouse.

(9)
Includes 40,780 shares that may be purchased upon the exercise of vested stock options within 60 days of March 12, 2019.

(10)
Includes 82,040 shares that may be purchased upon the exercise of vested stock options within 60 days of March 12, 2019.

(11)
Includes 91,500 shares that may be purchased upon the exercise of vested stock options within 60 days of March 12, 2019.

(12)
Includes 994,496 shares that may be purchased upon the exercise of vested stock options within 60 days of March 12, 2019.

Cummins Inc.   |  2019  PROXY STATEMENT        79

OTHER BUSINESS

Our Board does not know of any business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders as reflected in Items 1 through 16 on the proxy card, and as referenced in this proxy statement. Under the terms of our by-laws, moreover, since the deadline for notice of additional business has passed, no additional business may be presented by shareholders for action at the Annual Meeting.

Other Information

Related-Party Transactions

Our company, together with our subsidiaries and affiliates, is a global company with extensive operations in the U.S. and many foreign countries. We have thousands of employees with widespread authority to purchase goods and services. Because of these far-reaching activities, we encounter transactions and business arrangements with persons, businesses and other organizations in which one of our directors, executive officers or nominees for director, significant investors or their immediate families, may also be a director, executive officer, or have some other direct or indirect material interest. Such transactions and arrangements, which we refer to as related-party transactions, have the potential to create actual or perceived conflicts of interest.

As a result, the Audit Committee of our Board has established, and our Board has approved, a written policy and procedures for review, approval or ratification of any related- party transactions or proposed transactions where the amount involved in any year exceeds or will exceed $120,000. These procedures require that, in deciding whether to approve such a related-party transaction involving a director, director nominee, executive officer, holder of more than five percent of our Common Stock or their immediate family members, the Audit Committee must consider, among other factors:

■
Information about the goods and services to be or being provided by or to the related party;

■
The nature of the transaction and the costs to be incurred by us or payments to us;

■
An analysis of the costs and benefits associated with the transaction;

■
The business advantage we would gain by engaging in the transaction; and

■
An analysis of the significance of the transaction to us and the related party.

To receive Audit Committee approval, a related party transaction must be on terms that are believed to be fair and reasonable to us. Our policy requires that there be a business or corporate interest supporting the transaction and that the transaction be in the best interest of us and our shareholders.

Based on information known to us, we believe there were no transactions during 2018 in which we were or are to be a participant in which the amount involved exceeded or will exceed $120,000, and in which any director, director nominee, executive officer, holder of more than five percent of our Common Stock at the time of the transaction or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC and the NYSE. Copies of these reports must also be furnished to us. Based solely upon a review of the copies of the forms filed under Section 16(a) and furnished to us, written representations from reporting persons after inquiry, and forms filed by us on the reporting person's behalf, we believe that all filing requirements under Section 16(a) applicable to our executive officers and directors were complied with during 2018, except that a Form 5 was filed for each of Mr. Ewald and Mr. Nusterer on January 18, 2019 to report an award of stock options that was made on November 11, 2014 and August 1, 2016, respectively, and that was not previously reported on a Form 4, and a Form 5 was filed on January 18, 2019 for Mr. Smith to report additional shares beneficially held by Mr. Smith and not reported on his Form 3 filed on June 1, 2016.

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Shareholder Proposals

Shareholders may submit proposals to be considered for shareholder action at our 2020 annual meeting of shareholders and inclusion in our proxy statement and proxy card if they do so in accordance with the appropriate regulations of the SEC. For such proposals to be considered for inclusion in our proxy statement and form of proxy card for our 2020 annual meeting of shareholders, they must be received by our Secretary no later than December 3, 2019.

If a shareholder desires to bring proper business before an annual meeting of shareholders which is not the subject of a proposal timely submitted for inclusion in our proxy statement and form of proxy as described above, the shareholder must follow procedures outlined in our by-laws. Pursuant to our by-laws, a shareholder may bring business to be considered at the annual meeting, provided that the shareholder (i) is a shareholder of record at the time of giving notice to us of the of the business and is entitled to vote at the annual meeting where the business will be considered, and (ii) complies with the applicable notice procedures set forth in our by-laws. Our by-laws provide that, in the case of business other than the election of directors, the shareholder bringing the business must deliver written notice of the business to our Secretary no later than 90 days preceding the date the meeting is scheduled to occur in the notice of such meeting first given to shareholders, which we refer to as the "originally scheduled date," unless such date is earlier than the first anniversary of the date set forth in our first mailed definitive proxy materials for the prior year's annual meeting, in which case written notice of the proposal must be delivered not later than the close of business on the 10th day following the first public disclosure of the earlier date.

Each required notice must contain certain information, including information about the shareholder, as prescribed by the by-laws.

Legal Matters Involving Directors

From 1990 to 2009, William I. Miller was Chairman and CEO of Irwin Financial Corporation, a diversified financial services company. On September 18, 2009, Irwin Financial Corporation filed a voluntary petition for relief under Chapter 7 of Title 11 of the United States Code before the United States Bankruptcy Court for the Southern District of Indiana.

Expenses of Solicitation

The cost of this proxy solicitation will be borne by us. We will solicit proxies by mailing proxy materials to certain shareholders and a Notice of Internet Availability of Proxy Materials to all other shareholders; for shareholders that do not receive the full proxy materials, printed copies will be sent upon request as provided below and as provided in the Notice of Internet Availability of Proxy Materials.

We have retained Morrow Sodali Global LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist us in the solicitation of proxies for a fee not to exceed $9,000 plus expenses. Proxies may also be solicited by mail, telephone, e-mail or fax by our directors, officers and employees who will not be separately compensated for such services. Banks, brokerage houses and other institutions, nominees or fiduciaries will be reimbursed for their reasonable expenses incurred in forwarding proxy materials to the beneficial owners of our Common Stock upon request.

Delivery of Proxy Materials to Households

Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Notice of Internet availability of Proxy Materials and, as applicable, a printed version of our annual report to shareholders and this proxy statement. Upon oral or written request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of the document was delivered.

Shareholders sharing an address may also request delivery in the future of a single copy of a Notice of Internet Availability of Proxy Materials, annual report to shareholders and/or proxy statement if they are currently receiving multiple copies of such documents. Shareholders may notify us of their requests by calling or writing to our Secretary at (317) 610-2500 or Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204.

April 1, 2019

We will furnish to any shareholder, without charge, a copy of our Annual Report on Form 10-K. You may also obtain a copy of the Form 10-K by writing to Mark J. Sifferlen, Secretary, Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204 or on our website at www.cummins.com.

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ANNEX A

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

EARNINGS BEFORE INTEREST, INCOME TAXES, NONCONTROLLING INTERESTS, DEPRECIATION AND AMORTIZATION

We define EBITDA as earnings before interest expense, income tax expense, noncontrolling interests in income of consolidated subsidiaries, depreciation and amortization. We use EBITDA to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of "Net Income attributable to Cummins Inc." to EBITDA:

2018 & 2017 EBITDA

	YEARS ENDED

In Millions	December 31, 2018	December 31, 2017

Net income attributable to Cummins Inc.	$2,141	$999

Net income (loss) attributable to noncontrolling interests	46	(5)

Consolidated net income	2,187	994

Income tax expense	566	1,371

Income before taxes	2,753	2,365

Interest expense	114	81

Depreciation and amortization	609	580

EBITDA	3,476	3,026

Impact of tax legislation on equity investees	—	39

EBITDA excluding impact of tax legislation impact	$3,476	$3,065

2018 - 2016 Net Income

	YEARS ENDED

In Millions	December 31, 2018	December 31, 2017	December 31, 2016

Net income attributable to Cummins Inc.	$2,141	$999	$1,394

Tax legislation impact	—	777	—

Net income attributable to Cummins Inc. excluding tax legislation impact	$2,141	$1,776	$1,394

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2018 & 2017 Net Operating Profit After Taxes

	YEARS ENDED

In Millions	December 31, 2018	December 31, 2017

Net operating profit after taxes	$2,276	$1,876

Plus: Tax effect on EBIT	591	609

EBIT excluding tax legislation impact	2,867	2,485

Tax legislation impact on equity investees	—	39

EBIT	2,867	2,446

Interest expense	114	81

Income before taxes	2,753	2,365

Income tax expense	566	1,371

Consolidated net income	2,187	994

Net income attributable to non controlling interests	46	(5)

Net income attributable to Cummins Inc.	$2,141	$999

2018 - 2016 Net Assets

	YEARS ENDED

In Millions	December 31, 2018	December 31, 2017	December 31, 2016

Net assets for operating segments[1]	$9,220	$8,574	$7,336

Cash, cash equivalents and marketable securities	1,525	1,567	1,380

Brammo Inc. assets[2]	—	72	—

Liabilities deducted in arriving at net assets	7,836	7,398	6,157

Pension and other postretirement benefit adjustments excluded from net assets	68	156	(284)

Deferred tax assets	410	306	420

Deferred debt costs	3	2	2

Total Assets	$19,062	$18,075	$15,011

(1)
In 2018, we reevaluated our net asset allocation methodology and realigned it to both simplify and better represent our reportable segments consistent with how the Chief Operating Decision Maker evaluates them. In accordance with the realignment, we reclassified historical segment net assets for 2017 and 2016 to be consistent with our 2018 presentation. Key changes during the realignment were to remove cash equivalents and marketable securities from segment net assets as these corporate items are not managed and evaluated at the segment level.

(2)
Assets associated with the Brammo Inc. acquisition were presented as a reconciling item as Brammo Inc. had not yet been assigned to a reportable segment as of December 31, 2017.

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2018 - 2016 Equity

	YEARS ENDED

In Millions	December 31, 2018	December 31, 2017	December 31, 2016

Equity used for return on equity calculation (ROE)	$8,796	$8,725	$7,560

Less: Tax legislation impact	777	777	—

Equity including tax legislation impact	8,019	7,948	7,560

Defined benefit postretirement plans	(671)	(689)	(685)

Total shareholders equity	7,348	7,259	6,875

Noncontrolling interest	911	905	299

Total equity	$8,259	$8,164	$7,174

2018 - 2016 Invested Capital

	YEARS ENDED

In Millions	December 31, 2018	December 31, 2017	December 31, 2016

Invested capital used for return on invested capital calculation (ROIC)	$12,183	$11,636	$9,715

Long-term debt	1,597	1,588	1,568

Current maturities of long-term debt	45	63	35

Commercial paper	780	298	212

Loans payable	54	57	41

Equity used for return on invested capital calculation (ROIC)	9,707	9,630	7,859

Tax legislation impact	777	777	—

Equity including tax legislation impact	8,930	8,853	7,859

Less: Defined benefit postretirement plans	(671)	(689)	(685)

Total equity	$8,259	$8,164	$7,174

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ANNEX B

CUMMINS INC. EMPLOYEE STOCK PURCHASE PLAN As Proposed to be Amended and Restated

CUMMINS INC.

EMPLOYEE STOCK PURCHASE PLAN

Restated as of May 14, 2019

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ARTICLE I

GENERAL PROVISIONS

SECTION 1.01.    RESTATEMENT.     Cummins Inc. ("Cummins") established the Cummins Inc. Employee Stock Purchase Plan ("Plan"), effective November 1, 1998. Cummins hereby restates the Plan, subject to shareholder approval, effective as of May 14, 2019.

SECTION 1.02.    PURPOSE.     The purpose of the Plan is to allow eligible employees of Cummins and its subsidiaries and affiliates ("Employer") to purchase shares of Cummins common stock and receive a matching employer contribution. The Plan is not intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code.

ARTICLE II

DEFINED TERMS AND RULES OF CONSTRUCTION

SECTION 2.01.    DEFINITIONS.     For purposes of the Plan, the following terms, when capitalized, have the meanings set out below:

(a) "Account" means, with respect to a Participant, the account established by the Administrator for the Participant pursuant to Section 4.01.

"Administrator" means Morgan Stanley Smith Barney or such other administrator as Cummins, in its discretion, may designate.

"Applicable Form" means the form designated and provided by the Employer or Administrator for making an election or providing a notice required by the Plan. To the extent permitted by applicable law, the Employer or Administrator may prescribe an oral, electronic, or telephonic form in lieu of or in addition to a paper form.

"Base Pay" means, with respect to a Participant, his base salary or hourly wages and includes commission and earnings that are paid in lieu of base salary or hourly wages, such as vacation or holiday pay. Base Pay excludes allowances, incentive pay, bonuses, reimbursed expenses, overtime pay, deferred compensation, fringe benefits, and other similar forms of payment, unless otherwise determined by Cummins.

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the common stock of Cummins.

"Cummins" means Cummins Inc.

"Eligible Employee" means a permanent Employee who, in the judgment of Cummins, (i) is employed at a work location having sufficient payroll system capabilities to support the Plan and (ii) if such individual is a citizen or resident of a non-U.S. jurisdiction, is able to participate in the Plan without violating (or causing the Employer to violate) any applicable law or regulation. For purposes of this definition, a "permanent" Employee includes any Employee whom Cummins designates as "permanent," regardless of the Employee's classification in Cummins' payroll or human resources information systems.

"Employee" means a common law employee of an Employer, excluding, however, any person paid through the payroll of an unrelated third party, even if such person is determined to be a common law employee of an Employer.

"Employer" means Cummins and its designated subsidiaries and other affiliates.

"Employer Contribution" means, with respect to a Participant for a month, a contribution from the Employer in a total amount sufficient to result in the Participant receiving the specified discount (as determined pursuant to the next sentence) on the Plan Shares purchased for the Participant on the Purchase Date occurring in the next following month. The specified discount shall be a percentage from 0% to 15% determined by Cummins and communicated to Participants; provided,

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however, Cummins may, in its sole discretion, change or eliminate the specified discount by providing at least 30 days' written notice of the change to Participants. Notwithstanding any other provision of the Plan, the aggregate amount of Employer Contributions in any calendar year shall not exceed $7,500,000. If Employer Contributions are limited in any year pursuant to the preceding sentence, the allocation of the limited Employer Contributions in such year shall be determined by Cummins in its sole discretion.

"Participant" means a current or past Eligible Employee who has become a Participant pursuant to Section 3.03 and who has not ceased to be a Participant pursuant to Section 3.04.

"Plan" means the Cummins Inc. Employee Stock Purchase Plan, as set out herein, as amended from time to time.

"Plan Shares" means shares of Common Stock.

"Purchase Date" means the fifth day of a month for U.S. participants and the tenth day of a month for all other participants, or, if in either case the principal exchange on which shares of Common Stock are sold is not open on such date, the immediately preceding business day on which such exchange is open.

SECTION 2.02.    RULES OF INTERPRETATION AND GOVERNING LAW.     The following rules shall be applied in interpreting the Plan:

The Plan shall be interpreted, enforced, and administered and the validity thereof determined in accordance with the internal laws of the State of Indiana without regard to conflict of law principles and the following rules.

Words used in the masculine gender shall be construed to include the feminine gender, where appropriate, and words used in the singular or plural shall be construed as being in the plural or singular, where appropriate.

The headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the interpretation of any provision of the Plan.

If any provision of the Plan shall be held to be illegal or invalid for any reason, that provision shall be deemed to be null and void, but the invalidation of that provision shall not otherwise impair or affect the Plan.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

SECTION 3.01.    ELIGIBILITY.     Only Eligible Employees may participate in the Plan.

SECTION 3.02.    PARTICIPATION.     To become a Participant, an Eligible Employee must submit to his Employer or the Administrator, as directed, all Applicable Forms (hard copy or electronic) required for participation, including one or more forms (i) authorizing his Employer to withhold payroll deductions to be used for the purchase of Common Stock pursuant to the Plan and (ii) an investment authorization form authorizing his Employer and/or the Administrator to act as his agent for the purposes described therein.

SECTION 3.03.    EFFECTIVE DATE OF PARTICIPATION.     An Employee shall become a Participant, effective as of the first available payroll date occurring after he has satisfied the requirements of Section 3.02.

SECTION 3.04.    END OF PARTICIPATION.     A Participant shall cease to be such upon his request to withdraw from the Plan. A Participant may terminate his or her participation in the Plan at any time by providing notice to his Employer. A Participant's participation also shall cease if the Participant is no longer an Eligible Employee

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ARTICLE IV

ACCOUNTS, CONTRIBUTIONS, AND PURCHASES

SECTION 4.01.    ACCOUNTS.     The Administrator shall establish an Account for each Participant as that Participant's agent.

SECTION 4.02.    PAYROLL DEDUCTION CONTRIBUTIONS.    As a condition of participation, an Eligible Employee must elect on an Applicable Form to have a percentage of his Base Pay withheld from his cash compensation to be used for the purchase of shares of Common Stock pursuant to the Plan. The minimum payroll deduction contribution shall be 1% of Base Pay, and the maximum contribution 15% of Base Pay; provided, however, Cummins may, in its sole discretion, change the minimum and/or maximum contribution amount at any time. A Participant may change his elected payroll deduction contributions at any time by submitting a request to his Employer or the Administrator, as directed, in which case his new election will become effective as soon as administratively feasible after it is received. The Employer shall forward amounts to be used to purchase Plan Shares to the Administrator prior to the time of such purchase.

SECTION 4.02.    EMPLOYER CONTRIBUTIONS.    The Employer shall forward the required Employer Contributions allocated for each Participant on account of his payroll deduction contributions to the Administrator prior to the time of purchase of the Plan Shares.

SECTION 4.03.    CREDITS TO ACCOUNTS.     Contributions for a Participant shall be credited to a Participant's Account when received by the Administrator. In addition, unless otherwise elected by the Participant, cash dividends on Plan Shares allocated to his Account shall be credited to his Account at the time such dividends are paid. Any stock dividends or shares received as a result of a stock split on any Plan Shares credited to a Participant's Account shall be credited to the Participant's Account when received by the Administrator.

SECTION 4.04.    APPLICATION OF CASH.     All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer is not obligated to segregate such payroll deductions or contributions. Until Plan Shares are issued, Participants will only have the rights of an unsecured creditor.

ARTICLE V

PURCHASE AND SALE OF PLAN SHARES

SECTION 5.01.    PURCHASE OF PLAN SHARES.     The Administrator shall purchase Plan Shares in negotiated transactions or on any securities exchange or other securities trading facility on which Common Stock is traded. The purchases shall be on terms as to price, delivery, and other matters, and shall be executed through those brokers or dealers, as the Administrator may determine. Under certain circumstances, observance of the rules and regulations of the Commission or applicable securities exchange or other securities trading facility may require temporary suspension of purchases by the Administrator or may require that a purchase be spread over a longer period than indicated in Section 4.05. In that event, purchases shall be made or resumed when permitted by the rules and regulations of the Commission or applicable securities exchange or other securities trading facility; and the Administrator shall not be accountable for its inability to make all purchases within the applicable period. If any Commission, securities exchange, or other securities trading facility suspension of trading in Common Stock remains effective for 90 consecutive days, the Administrator shall remit promptly after the end of such period (i) to the Participant, all cash credited to the Participant's Account other than the Employer Contributions attributable to the Participant's payroll deductions and cash dividends paid on Plan Shares credited to the Participant's Account and (ii) to the Employer, any Employer Contribution credited to the Participant's Account.

SECTION 5.02.    CERTIFICATES OR BOOK ENTRIES FOR PLAN SHARES.     The Administrator shall hold the Plan Shares of all Participants in its name or in the name of its nominee evidenced by appropriate book entry. No book entry shall be made in Participant's name unless and until his Account is terminated.

SECTION 5.03.    SALE OF PLAN SHARES.     A Participant may request that the Administrator sell all or any part of his Plan Shares at any time. A Participant who wishes to sell any part of his Plan Shares may do so by providing notice to the Administrator on an Applicable Form. Upon receipt of the notice, the Administrator, as the Participant's agent, shall sell the number of Plan Shares specified in the Participant's notice within five business days after receiving the Participant's notice of

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instruction to sell and shall deliver to the Participant the proceeds of the sale, less a handling charge, brokerage commissions, and other costs of sale. Whole and fractional shares may be aggregated and sold with those of other Participants, in which case the proceeds for each Participant shall be based on the average sales price of all shares aggregated and sold. Any sale may, but need not, be made by purchase for other Accounts, in which case the price shall be the mean of the high and low selling price of Common Stock as reported by the principal stock exchange on which the stock is traded on the date on which the Administrator receives notice of the Participant's notice of instruction to sell, or, if the stock is not traded on such date, the mean on the next prior date on which the Common Stock was so traded. Any fractional shares that are not sold shall be paid for in cash at a price equal to the mean of the high and low selling prices of Common Stock as reported by the principal stock exchange on which Common Stock is traded on the date on which the Administrator receives notice of the Participant's notice of instruction to sell or, if the stock is not traded on such date, the mean on the next prior date on which the Common Stock was so traded.

ARTICLE VI

VOTING AND TENDER OF PLAN SHARES

SECTION 6.01.    VOTING OF PLAN SHARES.     The Administrator shall vote Plan Shares credited to a Participant's Account as instructed by the Participant on an Applicable Form provided to the Administrator at least five days (or such shorter period as the law may require) before the meeting at which such Plan Shares are to be voted. The Administrator shall not vote Plan Shares for which no instructions have been received.

SECTION 6.02.    TENDER OR EXCHANGE OFFER.     If a tender offer or exchange offer for the Common Stock is initiated, the Administrator, upon receipt of information with respect thereto as the holder of record of the Plan Shares, shall either (i) forward, or provide for forwarding, to each Participant, the information provided by the offeror to holders of record of Common Stock or (ii) provide to the offeror the name and mailing address of each Participant, as reflected on the records of the Administrator, with instructions to mail such material to each Participant. The Administrator shall tender all or part of a Participant's Plan Shares in response to written instructions from the Participant in such form as the Administrator may reasonably require and only if such instructions are received by the Administrator at least five days (or such shorter period as may be required by law) before termination of the offer. Unless the Administrator has received instructions in accordance with the previous sentence, it will not tender a Participant's Plan Shares. Except to the extent that disclosure is required to tender Plan Shares pursuant to proper written instructions, the Administrator shall maintain the confidentiality of a Participant's election to tender or not tender Plan Shares.

ARTICLE VII

PLAN EXPENSES

SECTION 7.01.    EXPENSES.     Cummins shall pay the service charges, brokerage, costs of mailing and other charges incurred in connection with the purchase of Plan Shares. The cost of selling Plan Shares shall be borne by Participants, as provided herein.

ARTICLE VIII

AMENDMENT AND TERMINATION

SECTION 8.01.    AMENDMENT.     Cummins may, in its sole discretion, amend this Plan at any time; provided, however, except as required by law, no amendment shall be retroactive, nor shall any amendment deprive any Participant of amounts credited to his Account.

SECTION 8.02.    TERMINATION.     Cummins may, in its sole discretion, terminate the Plan at any time. If Cummins does not earlier terminate the Plan, it shall terminate automatically on the tenth anniversary of its approval by Cummins' shareholders.

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ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.01.    NON-U.S. PARTICIPATION.     Notwithstanding any provision to the contrary in this Plan, Cummins may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the U.S. Without limiting the generality of the foregoing, Cummins specifically is authorized to adopt rules, procedures and sub-plans regarding, without limitation, eligibility to participate, the definition of Base Pay, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest on amounts held pending the purchase of Shares, conversion of local currency, obligations to pay payroll tax, determination of beneficiary-designation requirements, withholding procedures and handling of Plan Share issuances, which may vary according to local requirements.

SECTION 9.02.    STATEMENTS.     The Administrator shall provide or make available to Participants periodic statements summarizing the transactions in the Participant's Account since the most recent available statement.

SECTION 9.03.    TAX MATTERS.     Each Participant is responsible for all taxes (whether local, state or federal) due because of Employer Contributions, the payment of a dividend, or the sale of Plan Shares credited to his Account. Prior to the time that any federal, state, or any other tax liability becomes payable by the Employer with respect to Employer Contributions or Plan Shares as a result of participation in the Plan to any authority, national insurance, social security, payment-on-account or other taxing authority, including any liability of the Participant to pay an employer tax or social insurance contribution obligation, the affected Participant shall make adequate provision for payment of such taxes. At any time, the Employer may, but is not obligated to, withhold from the Participant's compensation the amount necessary for the Employer to meet applicable withholding obligations, including any withholding required to make available to the Employer any tax deductions or benefits attributable to sale or early disposition of Plan Shares by the Participant. In addition, the Employer may withhold from the proceeds of the sale of Plan Shares (i) a sufficient whole number of Plan Shares otherwise issuable following purchase having an aggregate fair market value equal to the applicable withholding obligations or (ii) by any other means set forth in the Applicable Form. Where necessary to avoid negative accounting treatment, the Employer will withhold taxes at the applicable statutory minimum withholding rates. The Administrator shall timely prepare and forward to the United States Internal Revenue Service, the appropriate state and local authorities, and Participants the information returns required by the Code and applicable state or local statutes. All Employer Contributions shall constitute taxable income to the Participant to whose Account they are credited and shall be reported to the applicable taxing authority.'

SECTION 9.04.    LIMITATION ON THE EMPLOYERS' AND THE ADMINISTRATOR'S LIABILITY.     The Employers and the Administrator shall not be liable for any action that is in compliance with the terms and conditions of this Plan taken or omitted in good faith, including without limitation, any claim of liability:

Arising out of failure to terminate a Participant's Account upon the Participant's death or otherwise before the receipt of written notice of the event causing termination, accompanied by documentation deemed satisfactory by the Administrator;

With respect to the prices at which Plan Shares are purchased or sold for a Participant's Account and the timing and terms on which the purchase or sale is made; or

For the market value, or any fluctuation in the market value, after purchase or sale of Plan Shares for a Participant's Account.

SECTION 9.05.    TRANSFER; ASSIGNMENT.     Except as is expressly provided in this Plan, no Participant may sell, pledge, hypothecate, or otherwise assign or transfer his Account, any interest in his Account, or any cash or stock credited to his Account. Any attempt to sell, pledge, hypothecate, assign, or transfer his Account, any interest in his Account, or any cash or stock credited to his Account shall be void.

SECTION 9.06.    EFFECT OF FINANCIAL HARDSHIP DISTRIBUTION.     A Participant who receives a financial hardship distribution from a qualified cash or deferred arrangement described in Section 401(k) of the Code that is maintained by an Employer may not contribute to the Plan for a period of six months after receipt of the financial hardship distribution. The Participant must satisfy the requirements of Section 3.02—to recommence contributions to the Plan after receiving such a financial hardship distribution.

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CUMMINS ANNUAL SHAREHOLDERS MEETING
May 14, 2019—11:00 A.M. (Eastern Daylight Saving Time)

COLUMBUS ENGINE PLANT
500 CENTRAL AVENUE

Taylorsville Interchange
LOCATION OF ANNUAL MEETING
U.S. 31
COLUMBUS
Indianapolis 38 Mi.
Interstate
I-65
U.S. 11
Washington St.
25th.
Central Ave.
Taylor Rd.
Route 46
Greenburg 28 Mi.
11th.
10th.
7th.
Marr Road
3rd.
2nd.
McKinley
Indiana Ave.
Gladstone
U.S. 31
N
Route 46
Seymour 17 Mi.
Louisville 64 Mi.
U.S. 11
Route 7
N. Vernon 17 Mi.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date or, if you are voting shares held in the Cummins Retirement and Savings Plans, until 11:59 P.M. Eastern Time on May 12, 2019 (the "Plan Cut-off Date"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date or until the Plan Cut-off Date, as applicable. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order to assure that your proxy card is tabulated in time to be voted at the meeting, you must return your proxy card to the above address by noon, Eastern Time, on May 13, 2019 or by the Plan Cut-off Date, as applicable. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E66552-P19464 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CUMMINS INC. The Board of Directors recommends you vote FOR the following: Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1) N. Thomas Linebarger The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2) Richard J. Freeland ! ! ! ! ! ! ! ! ! 13) Advisory vote to approve the compensation of our named executive officers as disclosed in the proxy statement. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our auditors for 2019. Proposal to approve the Cummins Inc. Employee Stock Purchase Plan, as amended. 3) Robert J. Bernhard 14) 4) Dr. Franklin R. Chang Diaz 15) 5) Bruno V. Di Leo Allen 6) Stephen B. Dobbs The Board of Directors recommends you vote AGAINST the following proposal: 16) The shareholder proposal regarding an independent chairman of the board. 7) Robert K. Herdman ! ! ! 8) Alexis M. Herman 9) Thomas J. Lynch NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 10) William I. Miller 11) Georgia R. Nelson 12) Karen H. Quintos Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E66553-P19464 CUMMINS INC. Annual Meeting of Shareholders May 14, 2019 at 11:00 a.m., EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) N. Thomas Linebarger as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CUMMINS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., EDT on May 14, 2019, at the Columbus Engine Plant, 500 Central Avenue, Columbus, Indiana 47201, and any adjournment or postponement thereof. This appointment of proxy does not apply to shares of Cummins Inc. common stock held in the Cummins Retirement and Savings Plans (the "Cummins RSP") addressed below. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. This card also constitutes voting instructions to the trustee of the Cummins RSP. If you are a participant in a Cummins RSP and shares of Cummins Inc. common stock are held in your account, by providing voting instructions you will be considered a named fiduciary with respect to the shares allocated to your account solely for purposes of this proxy solicitation. If no voting instructions are provided, shares held in these accounts will be voted in the same manner and proportion as shares with respect to which valid voting instructions were received. Any instructions received by the trustee from participants regarding their vote shall be confidential. Cummins RSP participants are invited to attend the annual meeting. However, they cannot vote the shares in their Cummins RSP in person at the annual meeting. Continued and to be signed on reverse side